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[LOGO] JANUS

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     Janus Equity Funds

     2001 Semiannual Report

     Janus Fund                           Janus Olympus Fund
     Janus Fund 2                         Janus Orion Fund
     Janus Balanced Fund                  Janus Overseas Fund
     Janus Enterprise Fund                Janus Special Situations Fund
     Janus Equity Income Fund             Janus Strategic Value Fund
     Janus Global Life Sciences Fund      Janus Twenty Fund
     Janus Global Technology Fund         Janus Venture Fund
     Janus Growth and Income Fund         Janus Worldwide Fund
     Janus Mercury Fund

Table of Contents

     Letter From Janus' Executive Investment Committee ................   1

     Portfolio Managers' Commentaries and Schedules of Investments

          Janus Fund ..................................................   2

          Janus Fund 2 ................................................   6

          Janus Balanced Fund .........................................  10

          Janus Enterprise Fund .......................................  16

          Janus Equity Income Fund ....................................  20

          Janus Global Life Sciences Fund .............................  24

          Janus Global Technology Fund ................................  27

          Janus Growth and Income Fund ................................  32

          Janus Mercury Fund ..........................................  37

          Janus Olympus Fund ..........................................  41

          Janus Orion Fund ............................................  45

          Janus Overseas Fund .........................................  48

          Janus Special Situations Fund ...............................  53

          Janus Strategic Value Fund ..................................  57

          Janus Twenty Fund ...........................................  61

          Janus Venture Fund ..........................................  65

          Janus Worldwide Fund ........................................  69

     Statements of Assets and Liabilities .............................  74

     Statements of Operations .........................................  76

     Statements of Changes in Net Assets ..............................  78

     Financial Highlights .............................................  82

     Notes to Schedules of Investments ................................  91

     Notes to Financial Statements ....................................  94

     Explanation of Charts and Tables .................................  98

From Janus' Executive Investment Committee

     We take our poor performance over the last year very seriously, and in the letters that follow, our portfolio managers tell you in their own words exactly what they're thinking about and doing on your behalf. After all, we understand that you've chosen to invest with Janus because of our stock-picking ability, a skill that has produced strong returns in the past but has not delivered for you recently. In all certainty, you're wondering why.

     Although we'll never use it as an excuse, this period was like few before it. After many years of strong market gains and rapid economic expansion, the bubble burst under the weight of a sudden and substantial reduction in corporate spending, rising energy costs, declining consumer confidence, and the biggest round of job cuts in almost a decade. In early 2001, the annualized 5% growth rate the economy had enjoyed through June of 2000 dropped precipitously to near zero.

     Hoping to reverse the rapid economic downturn, the Federal Reserve cut short-term interest rates four times in as many months but, unfortunately, the Fed's actions didn't appear to start having an effect until very late in the period. Stocks continued their downward spiral through the period, and by early April, the Nasdaq Composite Index had given up nearly two years of gains while the S&P 500 Index had fallen roughly 28% from its March 2000 peak. Overseas markets suffered a similar fate, with the Morgan Stanley Capital International EAFE Index reaching its lowest level since October 1998.

     Clearly, we were not able to avoid the turmoil. Although we knew that the longest-running bull market in history was nearing an end - at least for some period of time - what we didn't recognize was how quickly the end would come and how severe it would be. As it turned out, the decline in the market was led by many of the names in which we invest - fast-growing companies that were, and still are, the leaders in their respective industries. As the economy slowed dramatically, demand for their products and services eroded almost overnight, as did their stock prices. Although we reduced our exposure in many of these companies, we maintained - even increased - our positions in those that our research continued to show as having strong fundamentals.

     In retrospect, we certainly could have reacted more quickly to the rapidly changing economic landscape. With that said, we're focusing our efforts on positioning our portfolios for what we think lies ahead, and we're very confident we're making the right decisions based on our extensive research. As signs of a potential late 2001 or early 2002 economic recovery continue to emerge, we're investing in those companies we believe will bounce back first and farthest - companies with superior management teams and sustainable long-term growth potential. We're confident that our team of talented researchers, working within the context of an investment strategy that's produced solid results for over 30 years, is leading us to those companies.

     As always, we thank you again for the trust and confidence you've placed in us. You have our word that we'll continue to do all that we can to maintain your trust by once again delivering the performance you expect from Janus.

          /s/ Thomas Bailey             /s/ Warren Lammert
          /s/ Jim Goff                  /s/ Blaine Rollins
          /s/ Helen Young Hayes         /s/ Scott W. Schoelzel

Past performance does not guarantee future results.

                                           Janus Equity Funds  April 30, 2001  1

Janus Fund (closed to new investors)

[PHOTO]
Blaine Rollins
portfolio manager

Janus Fund declined 21.06% for the six months ended April 30, 2001, lagging the negative 12.06% return of its benchmark, the S&P 500 Index.(1)

The period proved increasingly challenging for stocks as investors found few havens from the slowing U.S. economy. Negative sentiment was widespread, spurred by recession fears, mounting profit warnings, rising unemployment and waning consumer confidence. The damage, initially confined to the technology, telecommunications and media sectors, soon spilled over to the broader market.

With the economy sending mixed signals, the Federal Reserve decided to stand pat on interest rates in November and December. But as the outlook for the record 10-year economic expansion began to appear more uncertain, central bankers swung into action in early January with a surprise half-point rate cut. This unexpected move was followed by three additional 50-basis-point reductions during the period. Still, all three major market measures finished in the red, led by the technology-laden Nasdaq Composite Index.

All in all, this almost constant barrage of bad news weighed heavily on the Fund. It goes without saying that I'm very dissatisfied with our poor performance. I'm no different from you in that I expected better results than we delivered. But despite our disappointing showing, I look at the Fund and I like what I see: a good balance of high-quality, top-tier companies with exceptional management teams and superior business models.

That can certainly be said of long-time holding Charles Schwab. Although the leading discount broker felt the brunt of the market plunge, plummeting 43% during the period, it has responded to reduced trading activity and declining assets with ambitious plans for cutting expenses and improving margins. And while many former do-it-yourself traders have recently turned to traditional brokers to manage their money, Schwab's low-cost platform and trading fees should rekindle interest among investors once the market improves. Furthermore, asset inflows are still strong, with the company seeing market share gains in longer-term cash accounts and mutual funds.

Boeing, one of the dominant forces in commercial and military aircraft as well as commercial satellites, also gave ground. Although Boeing's diversified approach should bode well for the company's long-term prospects, its fortunes are still largely tied to the fortunes of its commercial aircraft group. Consequently, the stock retreated on concerns that a global slowdown would result in reduced air travel and, therefore, lower demand for new planes. Regardless, ordering cycles, previously subject to sizable peaks and troughs, are now far more controlled. Moreover, industry consolidation has sharply curtailed price wars, allowing Boeing to concentrate on growing profitability rather than sacrificing earnings for market share.

Cisco Systems is another company with its eye on the future. After years of stellar performance, however, this leading maker of computer-networking equipment has come back to earth. Cisco's recent decline can be attributed mainly to lower spending by telecom companies, a group that accounts for nearly 40% of revenues. Nevertheless, I remain a big believer in the story. Companies can delay their IT spending, but only at the risk of losing their competitive edge. As businesses become more efficient and productive in this technology-driven society, it enables them to stop spending on a dime. At the same time, it should enable them to instantly resume spending when economic conditions warrant.

These disappointments aside, one bright spot was our position in Comcast Corp. The third-largest U.S. cable operator traded lower for months as heavy costs to upgrade its cable lines to offer digital cable and high-speed Internet access sapped results. However, amid evidence those expenditures have peaked, our patience has paid off. The company recently reported that quarterly revenues rose nearly 26%, powered by robust sales at its QVC home shopping channel. What's more, we are impressed with Comcast's solid execution in rolling out its new digital cable and cable modem services. Although Comcast could be viewed as a defensive investment, as cable is typically considered one of the last services a household eliminates, with cable subscribership continuing to grow, we believe Comcast will be an even stronger performer as the economy recovers.

With fear and panic characterizing the past few months, we've seen that a hostile market can punish even the best of companies. As frustrating as that can be, the upside is that the Fund is better positioned from a diversification and valuation standpoint and we believe will reap substantial rewards when the market eventually rebounds.

Thank you for your investment in Janus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

2  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                97.2%              94.9%
  Foreign                                               10.4%               8.7%
    European                                             5.6%               5.2%
Top 10 Equities (% of Assets)                           47.8%              38.9%
Number of Stocks                                           87                 89
Cash, Cash Equivalents and
  Fixed-Income Securities                                2.8%               5.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                              17.1%              10.5%
Semiconductor Components/
  Integrated Circuits                                    7.9%               8.5%
Cable Television                                         7.6%               4.4%
Aerospace and Defense                                    6.0%               4.3%
Diversified Operations                                   4.6%               3.3%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                   11.5%               8.8%
Comcast Corp. - Special Class A                          5.7%               4.4%
Viacom, Inc. - Class B                                   5.6%               2.6%
Boeing Co.                                               5.1%               3.7%
Nokia Oyj                                                4.0%               3.5%
Linear Technology Corp.                                  3.9%               3.9%
Maxim Integrated Products, Inc.                          3.3%               3.2%
Merrill Lynch & Company, Inc.                            3.0%               2.7%
Enron Corp.                                              2.9%               3.2%
General Electric Co.                                     2.8%               2.8%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Ten Year           Since 2/5/70*
(24.65)%           16.85%              15.73%             16.74%

Janus Fund - $1,258,501
S&P 500 Index - $437,386

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($1,258,501) as compared to the S&P 500 Index ($437,386).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 97.2%
Advertising Agencies - 0.3%
     963,360     Omnicom Group, Inc. ........................    $    84,631,176

Aerospace and Defense - 6.0%
  29,260,865     Boeing Co. .................................      1,808,321,457
   2,400,480     General Dynamics Corp. .....................        185,028,998
   3,493,330     Lockheed Martin Corp. ......................        122,825,483

                                                                   2,116,175,938

Airlines - 0.5%
   2,989,890     Ryanair Holdings PLC (ADR)* ................        154,278,324
      73,335     Southwest Airlines Co. .....................          1,335,430

                                                                     155,613,754

Applications Software - 0.2%
     872,945     Microsoft Corp.* ...........................    $    59,142,024

Automotive - Cars and Light Trucks - 0.4%
   5,242,575     Ford Motor Co. .............................        154,551,111

Beverages - Non-Alcoholic - 0.3%
   4,939,225     Coca-Cola Enterprises, Inc. ................         89,548,149

Broadcast Services and Programming - 3.2%
  27,960,285     AT&T Corp./Liberty Media Group - Class A* ..        447,364,560
  12,199,573     Clear Channel Communications, Inc.* ........        680,736,173

                                                                   1,128,100,733

Business To Business/E-Commerce - 0.2%
   4,428,115     i2 Technologies, Inc.* .....................         77,093,482

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 7.6%
     916,757     Cablevision Systems Corp.* .................    $    19,389,411
   1,833,515     Cablevision Systems Corp. - Class A* .......        126,054,156
  45,611,430     Comcast Corp. - Special Class A* ...........      2,002,797,891
  11,881,388     Cox Communications, Inc. - Class A* ........        540,721,968

                                                                   2,688,963,426

Casino Hotels - 0.5%
  16,744,640     Park Place Entertainment Corp.*,# ..........        186,200,397

Cellular Telecommunications - 1.5%
      26,448     NTT DoCoMo, Inc.** .........................        543,796,613

Chemicals - Specialty - 0.5%
   3,272,265     Eastman Chemical Co. .......................        174,215,389

Commercial Banks - 0.4%
   1,779,175     M&T Bank Corp. .............................        127,299,971

Commercial Services - Financial - 0.7%
   6,881,692     Paychex, Inc. ..............................        237,831,276

Computer Services - 0.3%
     937,912     Arbitron, Inc.* ............................         19,583,603
   5,666,960     Ceridian Corp.* ............................        102,005,280

                                                                     121,588,883

Computers - 0.5%
  10,800,330     Sun Microsystems, Inc.* ....................        184,901,650

Computers - Memory Devices - 1.4%
   8,738,725     EMC Corp.* .................................        346,053,510
   2,254,790     VERITAS Software Corp.* ....................        134,408,032

                                                                     480,461,542

Cosmetics and Toiletries - 3.2%
  12,802,680     Colgate-Palmolive Co. ......................        715,029,678
   6,662,505     Procter & Gamble Co. .......................        400,083,425

                                                                   1,115,113,103

Data Processing and Management - 0.7%
   3,463,905     Automatic Data Processing, Inc. ............        187,916,846
   1,031,365     Fiserv, Inc.* ..............................         57,075,739

                                                                     244,992,585

Diversified Operations - 4.6%
   6,820,800     Cendant Corp.* .............................        121,000,992
  20,186,280     General Electric Co. .......................        979,640,168
     410,160     Illinois Tool Works, Inc. ..................         25,995,941
   1,293,845     Minnesota Mining and Manufacturing Co. .....        153,980,493
   6,239,715     Tyco International, Ltd. ...................        333,013,590

                                                                   1,613,631,184

E-Commerce/Services - 0.4%
   2,530,710     eBay, Inc.* ................................        127,750,241

Electric - Generation - 0.5%
   3,928,840     AES Corp.* .................................        187,287,803

Electronic Components - 0.7%
  14,055,000     NEC Corp.** ................................        256,559,052

Electronic Components - Semiconductors - 2.1%
   1,833,330     International Rectifier Corp.* .............        101,749,815
   2,051,265     NVIDIA Corp.* ..............................        170,870,374
  12,214,835     Texas Instruments, Inc. ....................        472,714,114

                                                                     745,334,303

Enterprise Software and Services - 0.5%
   4,200,460     BEA Systems, Inc.* .........................    $   171,588,791
     436,485     Micromuse, Inc.* ...........................         21,606,007

                                                                     193,194,798

Finance - Investment Bankers/Brokers - 4.1%
   4,320,550     Goldman Sachs Group, Inc. ..................        393,602,105
  16,957,615     Merrill Lynch & Company, Inc. ..............      1,046,284,845

                                                                   1,439,886,950

Financial Guarantee Insurance - 0.8%
   4,364,490     MGIC Investment Corp. ......................        283,648,205

Food - Retail - 0.8%
   2,036,485     Albertson's, Inc. ..........................         68,018,599
   9,372,390     Kroger Co.* ................................        211,722,290

                                                                     279,740,889

Hotels and Motels - 0.7%
   6,878,730     Starwood Hotels & Resorts Worldwide, Inc. ..        248,253,366

Human Resources - 0%
     299,575     Robert Half International, Inc.* ...........          8,328,185

Identification Systems and Devices - 1.3%
  14,408,635     Symbol Technologies, Inc.# .................        453,872,003

Instruments - Scientific - 0.2%
   1,235,770     Millipore Corp. ............................         70,871,410

Insurance Brokers - 0.4%
   4,281,440     Aon Corp. ..................................        142,315,066

Internet Brokers - 1.9%
  34,516,732     Charles Schwab Corp. .......................        683,431,294

Life and Health Insurance - 0.3%
   3,019,400     AFLAC, Inc. ................................         96,016,920

Medical - Biomedical and Genetic - 0.7%
   4,476,595     Genentech, Inc.* ...........................        235,021,237

Medical - Drugs - 0.4%
   3,359,295     Schering-Plough Corp. ......................        129,467,229

Medical - Hospitals - 1.1%
   8,296,980     Tenet Healthcare Corp.* ....................        370,377,187

Medical Products - 0.5%
   5,184,375     Becton, Dickinson and Co. ..................        167,714,531

Money Center Banks - 2.6%
  18,348,855     Bank of New York Company, Inc. .............        921,112,521

Multimedia - 17.1%
  80,490,743     AOL Time Warner, Inc.* .....................      4,064,782,521
  37,510,580     Viacom, Inc. - Class B* ....................      1,952,800,795
     246,510     Walt Disney Co. ............................          7,456,928

                                                                   6,025,040,244

Networking Products - 1.1%
  23,390,320     Cisco Systems, Inc.* .......................        397,167,634

Oil Companies - Integrated - 0.3%
   4,050,790     Petroleo Brasileiro S.A. (ADR) .............        109,371,330

Pipelines - 3.3%
   2,182,600     El Paso Corp. ..............................        150,162,880
  16,120,250     Enron Corp. ................................      1,011,062,080

                                                                   1,161,224,960

See Notes to Schedules of Investments.

4  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Retail - Discount - 0.4%
   4,407,159     Costco Wholesale Corp.* ....................    $   153,942,064

Retail - Drug Store - 0.5%
   3,941,745     Walgreen Co. ...............................        168,627,851

Semiconductor Components/Integrated Circuits - 7.9%
   2,891,100     Integrated Device Technology, Inc.* ........        113,244,387
  28,714,125     Linear Technology Corp.# ...................      1,379,426,565
  23,068,765     Maxim Integrated Products, Inc.*,# .........      1,178,813,891
   3,265,225     Vitesse Semiconductor Corp.* ...............        110,691,127

                                                                   2,782,175,970

Semiconductor Equipment - 2.2%
   8,800,960     Applied Materials, Inc.* ...................        480,532,416
   2,411,045     KLA-Tencor Corp.* ..........................        132,511,033
   2,841,000     Novellus Systems, Inc.* ....................        156,681,150

                                                                     769,724,599

Super-Regional Banks - 0.6%
   3,386,785     Northern Trust Corp. .......................        220,242,629

Telecommunication Equipment - 4.0%
   9,194,502     Nokia Oyj** ................................        304,046,002
  32,524,094     Nokia Oyj (ADR)** ..........................      1,111,998,774

                                                                   1,416,044,776

Telecommunication Services - 0.4%
   2,950,470     Time Warner Telecom, Inc. - Class A*,# .....        149,441,306

Telephone - Integrated - 3.3%
   8,070,340     America Movil S.A. de C.V. - Series L (ADR)*        148,494,256
  10,615,432     NTL, Inc.* .................................        308,802,917
  24,148,474     Telefonica S.A.*,** ........................        408,479,548
   8,070,340     Telefonos de Mexico S.A. (ADR) .............        279,233,764

                                                                   1,145,010,485

Television - 1.7%
  13,505,163     Univision Communications, Inc. - Class A*,#         590,310,675

Transportation - Services - 1.1%
   6,564,765     United Parcel Service, Inc. - Class B ......        377,145,749

Web Hosting/Design - 0.3%
  12,129,034     Exodus Communications, Inc.* ...............        116,438,726
--------------------------------------------------------------------------------
Total Common Stock (cost $26,073,197,992) ...................     34,205,944,574
--------------------------------------------------------------------------------
Corporate Bonds - 0.3%
Broadcast Services and Programming - 0.2%
$ 81,000,000     Liberty Media Corp., 3.25%
                   convertible senior notes, due 3/15/31+ ...         89,808,750

Web Hosting/Design - 0.1%
  52,500,000     Exodus Communications, Inc., 4.75%
                   convertible subordinated notes
                   due 7/15/08 ..............................         29,006,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $131,864,421) ...................        118,815,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
 200,000,000     ABN AMRO Securities, Inc., 4.65%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $200,025,833
                   collateralized by $235,874,903 in
                   U.S. Government Agencies, 0%-7.50%
                   11/14/01-4/15/31; with a value of
                   $204,000,586 (cost $200,000,000) .........        200,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                 United Parcel Service, Inc.
$ 50,000,000       4.19%, 5/31/01
                   (amortized cost $49,825,417) .............    $    49,825,417
--------------------------------------------------------------------------------
Time Deposits - 1.5%
                 Societe Generale, New York
 200,000,000       4.68%, 5/5/01 ............................        200,000,000
                 UBS Financial, Inc.
 322,600,000       4.6563%, 5/1/01 ..........................        322,600,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $522,600,000) .....................        522,600,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 0.5%
                 Federal Farm Credit Bank
  25,000,000       5.22%, 5/1/01 ............................         25,000,000
                 Federal Home Loan Bank System:
  50,000,000       4.55%, 6/21/01 ...........................         49,677,708
 100,000,000       4.44%, 7/13/01 ...........................         99,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $173,777,375) ..........        173,802,708
--------------------------------------------------------------------------------
Total Investments (total cost $27,151,265,205) - 100.2% .....     35,270,987,699
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)     (66,332,529)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $35,204,655,170
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.9%          $   333,013,590
Brazil                                             0.3%              109,371,330
Finland                                            4.0%            1,416,044,776
Ireland                                            0.4%              154,278,324
Japan                                              2.3%              800,355,665
Mexico                                             1.2%              427,728,020
Spain                                              1.2%              408,479,548
United States++                                   89.7%           31,621,716,446
--------------------------------------------------------------------------------
Total                                            100.0%          $35,270,987,699

++Includes Short-Term Securities (87.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/14/01                    256,500,000     $  227,669,400    $  (2,434,425)
Euro 10/26/01                    33,600,000         29,752,800           285,600
Euro 11/9/01                    473,100,000        418,930,050         8,228,799
Japanese Yen 10/26/01        18,050,000,000        149,054,310         1,596,084
Japanese Yen 11/2/01         29,000,000,000        239,675,364       (1,970,446)
Japanese Yen 11/9/01         17,500,000,000        144,751,437         (999,888)
--------------------------------------------------------------------------------
Total                                           $1,209,833,361    $    4,705,724

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2001  5

Janus Fund 2

[PHOTO]
John Schreiber
portfolio manager

Janus Fund 2 launched December 29, 2000, into a storm of financial market volatility. Economic weakness, lowered earnings estimates and interest-rate reductions by the Federal Reserve contributed to the uncertainty during the period.

However, we're pleased to report that the Fund's all-weather characteristics served us well on a relative basis for the four months ended April 30, 2001. During this period, Janus Fund 2 declined 3.50%, yet outperformed its benchmark, the S&P 500 Index, which lost 5.01%.(1)

Our approach has been to try to look past transitory softness and position the Fund to rebound strongly when the economy finally recovers. Therefore, we've established positions in sectors that have historically anticipated economic recovery, such as the media and entertainment group. Because it carries significant debt on its collective balance sheet, is sensitive to consumer spending and is affected by changes in advertising budgets, the group should benefit both directly and indirectly from lower interest rates. Also positioned favorably is the brokerage sector. Historically, it has outperformed the S&P 500 Index dramatically during the 12 months following an initial interest-rate cut. Elsewhere, the personal computing segment has been one of the better-performing groups in the market, although, paradoxically, it has some of the lowest earnings visibility. Nevertheless, it's a cyclical business that led the technology market down and now appears well-poised to help lead it into positive territory later this year.

Contributing positively to the Fund's performance was Insight Enterprises, which performed strongly along with other PC-sensitive stocks. The company is a global direct marketer of brand-name computers, hardware and software. Likewise, Micron Technology also moved higher. As the world leader and low-cost producer in DRAM (Dynamic Random-Access Memory) production, Micron has a much stronger competitive position in a much stronger industry than it did during the last cyclical downturn. We believe the PC sector's painful period, which began about a year ago, is drawing to a close and that the group could be among the first to rebound.

AT&T Corp./Liberty Media Group, a Denver-based media holding company, also advanced. Its portfolio has strong historical performance and enables us to access privately held assets, such as Discovery Networks, that we would otherwise miss out on as public equity investors.

Detracting from the Fund was Enron, a new-age energy merchant. While the company has been a victim of negative psychology from many of the regulatory problems coming out of California, its earnings visibility has never been clearer. Enron has become the leader in its market by building new businesses and exploiting new technologies. As the U.S. energy industry continues through the long-term process of deregulation, the company is building a business that matches supply and demand in natural gas as well as in broadband communications and other commodities. Historically an asset-intensive pipeline, exploration and generation company, Enron has turned itself into a dominant energy player that continues to deliver fundamentally.

Looking into the second half of the year, we're becoming more optimistic for a number of reasons. Continued lower interest rates and the prospect for a lower tax burden are two clear positives. In addition, it appears that the heavy hand of government is becoming less heavy, with a more favorable regulatory environment emerging through several federal agencies. Finally, investor sentiment and expectations are low, while valuations have become more attractive than at any time in the past three years.

After successfully withstanding a down market year to date, we remain confident that the Fund will outperform when a favorable environment again prevails. Our goal as an all-weather fund is to preserve capital during the storms and emerge strongly when conditions improve.

Thank you for your investment in Janus Fund 2.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

6  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                                                  April 30, 2001
--------------------------------------------------------------------------------
Equities                                                                   94.9%
  Foreign                                                                   3.8%
  European                                                                  2.4%
Top 10 Equities (% of Assets)                                              51.9%
Number of Stocks                                                              51
Cash and Cash Equivalents                                                   5.1%

Top 5 Industries
                                                                  April 30, 2001
--------------------------------------------------------------------------------
Multimedia                                                                 12.3%
Finance - Investment Bankers/Brokers                                        9.6%
Identification Systems and Devices                                          8.8%
Pipelines                                                                   6.1%
Medical - Biomedical and Genetic                                            5.5%

Top 10 Equity Holdings
                                                                  April 30, 2001
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                                       9.4%
Symbol Technologies, Inc.                                                   8.8%
Citigroup, Inc.                                                             4.8%
Enron Corp.                                                                 4.6%
Insight Enterprises, Inc.                                                   4.5%
Microsoft Corp.                                                             4.4%
Merrill Lynch & Company, Inc.                                               4.2%
Micron Technology, Inc.                                                     4.2%
Boeing Co.                                                                  4.0%
Pfizer, Inc.                                                                3.0%

Cumulative Total Return
for the period ended April 30, 2001
Since 12/29/00*
(3.50)%

Janus Fund 2 - $9,650
S&P 500 Index - $9,500

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund 2 and the S&P 500 Index. Janus Fund 2 is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 2000, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Fund 2 ($9,650) as compared to the S&P 500 Index ($9,500).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. A Fund's performance for very short time periods may not be indicative of future performance. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.9%
Advertising Agencies - 2.4%
     150,000     Omnicom Group, Inc. ........................    $    13,177,500

Aerospace and Defense - 4.0%
     350,000     Boeing Co. .................................         21,630,000

Applications Software - 4.7%
      50,000     Intuit, Inc.* ..............................    $     1,602,000
     350,000     Microsoft Corp.* ...........................         23,712,500

                                                                      25,314,500

Beverages - Non-Alcoholic - 0.9%
     100,000     Coca-Cola Co. ..............................          4,619,000

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2001  7

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Brewery - 0.5%
      50,000     Adolph Coors Co. - Class B .................    $     2,600,000

Broadcast Services and Programming - 2.6%
     750,000     AT&T Corp./Liberty Media Group - Class A* ..         12,000,000
      40,000     Clear Channel Communications, Inc.* ........          2,232,000

                                                                      14,232,000

Casino Hotels - 0.8%
     150,000     MGM Mirage, Inc.* ..........................          4,510,500

Commercial Banks - 0.5%
     265,768     Bank of Ireland ............................          2,565,859

Cosmetics and Toiletries - 1.0%
     100,000     Colgate-Palmolive Co. ......................          5,585,000

Diversified Financial Services - 4.8%
     525,000     Citigroup, Inc. ............................         25,803,750

Diversified Operations - 1.5%
     150,000     Tyco International, Ltd. ...................          8,005,500

Drug Delivery Systems - 0.1%
      11,460     Andrx Group, Inc.* .........................            676,140

Electric - Generation - 0.9%
     100,000     AES Corp.* .................................          4,767,000

Electronic Components - Semiconductors - 4.7%
     100,000     Alpha Industries, Inc.* ....................          2,457,000
     500,000     Micron Technology, Inc.* ...................         22,690,000

                                                                      25,147,000

Finance - Credit Card - 0.8%
      70,000     Capital One Financial Corp. ................          4,400,200

Finance - Investment Bankers/Brokers - 9.6%
     150,000     Goldman Sachs Group, Inc. ..................         13,665,000
     100,000     LaBranche & Company, Inc.* .................          3,600,000
      50,000     Legg Mason, Inc. ...........................          2,393,500
     125,000     Lehman Brothers Holdings, Inc. .............          9,093,750
     370,000     Merrill Lynch & Company, Inc. ..............         22,829,000

                                                                      51,581,250

Food - Retail - 0.6%
     100,000     Albertson's, Inc. ..........................          3,340,000

Hotels and Motels - 0.5%
      75,000     Starwood Hotels & Resorts Worldwide, Inc. ..          2,706,750

Identification Systems and Devices - 8.8%
   1,500,000     Symbol Technologies, Inc. ..................         47,250,000

Instruments - Scientific - 0.5%
      50,000     Millipore Corp. ............................          2,867,500

Medical - Biomedical and Genetic - 5.5%
     100,000     Alexion Pharmaceuticals, Inc.* .............          2,333,000
      90,000     Enzon, Inc.* ...............................          5,365,800
     150,000     Genentech, Inc.* ...........................          7,875,000
     425,000     Inhale Therapeutic Systems, Inc.* ..........         14,152,500

                                                                      29,726,300

Medical - Drugs - 3.3%
     375,000     Pfizer, Inc. ...............................         16,237,500
      50,000     Sepracor, Inc.* ............................          1,318,000

                                                                      17,555,500

Money Center Banks - 0.9%
     171,323     Banco Bilbao Vizcaya Argentaria S.A ........    $     2,433,215
     184,044     Standard Chartered PLC .....................          2,607,266

                                                                       5,040,481

Multi-Line Insurance - 2.3%
     150,000     American International Group, Inc. .........         12,270,000

Multimedia - 12.3%
   1,000,000     AOL Time Warner, Inc.* .....................         50,500,000
     300,000     Viacom, Inc. - Class B* ....................         15,618,000

                                                                      66,118,000

Oil and Gas Drilling - 0.5%
      50,000     Nabors Industries, Inc.* ...................          2,981,000

Oil Companies - Exploration and Production - 3.0%
     250,000     Anadarko Petroleum Corp. ...................         16,155,000

Oil Field Machinery and Equipment - 0.5%
      35,000     Smith International, Inc.* .................          2,841,650

Pipelines - 6.1%
      75,000     El Paso Corp. ..............................          5,160,000
     400,000     Enron Corp. ................................         25,088,000
      60,000     Williams Companies, Inc. ...................          2,530,200

                                                                      32,778,200

Retail - Computer Equipment - 4.5%
     900,000     Insight Enterprises, Inc.* .................         24,030,000

Savings/Loan/Thrifts - 0.7%
      75,000     Washington Mutual, Inc. ....................          3,744,750

Super-Regional Banks - 1.0%
     110,000     Wells Fargo & Co. ..........................          5,166,700

Telecommunication Equipment - 0.9%
     150,000     Nokia Oyj (ADR) ............................          5,128,500

Telephone - Integrated - 2.0%
     600,000     WorldCom, Inc.* ............................         10,950,000

Television - 1.2%
     300,000     Acme Communications, Inc.* .................          2,844,000
      80,000     Univision Communications, Inc. - Class A* ..          3,496,800

                                                                       6,340,800
--------------------------------------------------------------------------------
Total Common Stock (cost $481,702,813) ......................        511,606,330
--------------------------------------------------------------------------------
Repurchase Agreement - 6.3%
$ 33,800,000     ABN AMRO Securities, Inc., 4.63%
                   dated 4/30/01, maturing 5/1/01
                   to be repurchased at $33,804,347
                   collateralized by $36,564,850 in
                   U.S. Government Agencies, 4.95%-
                   9.8393%, 11/14/01-3/25/31; with a
                   value of $34,476,031 (cost $33,800,000) ..         33,800,000
--------------------------------------------------------------------------------
Total Investments (total cost $515,502,813) - 101.2% ........        545,406,330
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.2%)      (6,610,312)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   538,796,018
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

8  Janus Equity Funds  April 30, 2001

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.5%          $     8,005,500
Finland                                            0.9%                5,128,500
Ireland                                            0.5%                2,565,859
Spain                                              0.4%                2,433,215
United Kingdom                                     0.5%                2,607,266
United States++                                   96.2%              524,665,990
--------------------------------------------------------------------------------
Total                                            100.0%          $   545,406,330

++Includes Short-Term Securities (90.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                           Janus Equity Funds  April 30, 2001  9

Janus Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the six months ended April 30, 2001, Janus Balanced Fund lost 4.02%, compared to its benchmarks, the S&P 500 Index, which returned a loss of 12.06% and the Lehman Brothers Government/Credit Index which returned 6.23%.(1)

It was tough going for equity markets during the period as unremitting volatility continued to weigh down stocks across the board. Weakening corporate profits, sluggish manufacturing activity and widespread job layoffs combined to fuel the unsettling swings and suggested the economy may be slowing more than the Federal Reserve intended.

But after holding interest rates steady in November and December, central bankers took dramatic steps in early January and surprised investors with a half-point inter-meeting rate cut. Later, Fed policymakers were again spurred into action, slashing rates a half-percentage point three more times. But stocks resumed their slide, unable to gain any footing amid increasingly negative investor sentiment. By period-end, all three major market indices had retreated, with the technology-dominated Nasdaq Composite Index treading in bear territory. Meanwhile, in the fixed-income markets, U.S. Treasuries continued their trend of outperforming stocks.

This sharp downturn presented some unique challenges, to say the least. To meet those challenges, we relied as always on our research-intensive stock-picking approach to uncover companies able to stay ahead of the market. On the fixed-income side, our equal mix of investment-grade corporate bonds and U.S. Treasuries also performed well. We reallocated our debt holdings more evenly along the maturity curve, which resulted in a slightly longer duration.

Although the companies we own have some important traits in common - they are led by outstanding management teams committed to consistent earnings growth and improving returns on capital - the companies themselves are anything but common. That could certainly be said of El Paso Corporation. With demand for power continuing to skyrocket, the fourth-biggest U.S. energy company has forecast 20% earnings growth over the next several years, yet its stock still sports an attractive valuation. Moreover, the diversity of its business - one part natural gas producer, one part energy merchant and one part pipeline - is especially appealing given the recent volatility in energy prices. All in all, my confidence in El Paso's near-term earnings prospects is stronger than ever.

Another bright spot was Minnesota Mining & Manufacturing. The consumer products giant, better known as 3M, makes more than 50,000 items including Post-it notes and Scotch tape. Although a cooling economy, higher energy prices and a strong U.S. dollar have pressured its stock, 3M's new Chairman and CEO James McNerney, formerly head of GE's Aircraft Engines division, recently announced a strategic restructuring aimed at increasing working capital and driving costs out of the system. Ultimately we believe this restructuring, which focuses on improving cash flow and boosting speed and productivity, should strengthen the corporation's competitive edge both in the U.S. and abroad.

On the downside, SBC Communications, the second-biggest U.S. local phone carrier, disappointed. We first questioned the soundness of SBC's business model last fall when the company missed its targets for DSL subscriber growth. Our research also indicated that its DSL installation process remained very labor-intensive and costly. Furthermore, SBC's plans to roll out long distance in its local markets were being threatened by falling prices. As a result, we liquidated our SBC stock earlier this year at a small gain.

Professional services firm Marsh & McLennan also worked against us. The corporation is the parent company of Marsh, the world's leading property and casualty insurance brokerage; Putnam Investments, one of the largest investment management companies in the U.S.; and Mercer Consulting Group, a major global provider of consulting services. Our interest in Marsh was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, Marsh enjoys high returns on capital and high free cash flow. Although Marsh's Putnam unit gained market share last year, Marsh's stock slumped as Putnam's assets under management fell along with the market. Mercer also experienced a slowdown as corporations delayed spending on human resource and benefits consulting. Despite its stock being punished, Marsh hasn't missed a step. We therefore viewed the downturn as an opportunity to add to our Marsh & McLennan position at more attractive prices.

Amid the ongoing uncertainty, we are doubling our efforts, doing the kind of research that gives us the conviction to successfully navigate these choppy waters. In the end, we believe our proven, company-by-company approach will help us find the market's next-generation winners.

Thank you for your investment in Janus Balanced Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

10  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                45.3%              44.4%
Fixed-Income Securities
  U.S. Government Obligations                           23.3%              23.0%
  Investment-Grade
    Corporate Bonds                                     16.1%              14.1%
  High-Yield/High-Risk
    Corporate Bonds                                      1.5%               4.8%
  Preferred Stock                                        2.0%               2.3%
Other Securities                                           --               0.4%
Top 10 Equities/Preferred
  (% of Assets)                                         15.9%              17.1%
Number of Stocks                                           64                 68
Cash and Cash Equivalents                               11.8%              11.0%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                           6.1%               4.7%
Diversified Operations                                   5.7%               4.8%
Pipelines                                                2.6%               0.8%
Oil Companies - Integrated                               2.5%               0.3%
Chemicals - Diversified                                  2.3%               2.2%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
General Electric Co.                                     3.1%               3.4%
Citigroup, Inc.                                          2.9%               1.4%
Exxon Mobil Corp.                                        1.7%                 --
Burlington Resources, Inc.                               1.7%               2.2%
El Paso Corp.                                            1.3%                 --
Marsh & McLennan Companies, Inc.                         1.1%                 --
Automatic Data Processing, Inc.                          1.1%               1.2%
Lexmark International Group, Inc.
  - Class A                                              1.0%                 --
Enron Corp.                                              1.0%               0.8%
Advanced Micro Devices, Inc.                             1.0%               0.6%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 9/1/92*
(5.02)%            15.93%              15.33%

Janus Balanced Fund - $34,387
S&P 500 Index - $35,906
Lehman Brothers Government/Credit Index - $17,963

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Credit Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($34,387) as compared to the S&P 500 Index ($35,906) and the Lehman Brothers Government/Credit Index ($17,963).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Lehman Brothers Government/Credit Index is defined as an index consisting of more than 4,000 government and corporate bonds; managed by Lehman Brothers. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 45.3%
Aerospace and Defense - 0.9%
     655,815     Boeing Co. .................................    $    40,529,367

Agricultural Operations - 0.1%
     177,730     Monsanto Co. ...............................          5,500,744

Automotive - Cars and Light Trucks - 0.8%
   1,172,562     BMW A.G ....................................         39,086,422

Automotive - Truck Parts and Equipment - 0.6%
   1,746,800     Delphi Automotive Systems Corp. ............    $    26,027,320
     191,345     Visteon Corp. ..............................          3,162,933

                                                                      29,190,253

Beverages - Non-Alcoholic - 0.4%
     481,835     PepsiCo, Inc. ..............................         21,109,191

Brewery - 1.0%
   1,133,140     Anheuser-Busch Companies, Inc. .............         45,314,269

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  11

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Broadcast Services and Programming - 0.5%
   1,493,960     AT&T Corp./Liberty Media Group - Class A* ..    $    23,903,360

Cable Television - 0.7%
     761,222     Comcast Corp. - Special Class A* ...........         33,425,258

Chemicals - Diversified - 1.5%
     973,300     E.I. du Pont de Nemours and Co. ............         43,983,427
   1,822,300     Lyondell Chemical Co. ......................         28,628,333

                                                                      72,611,760

Commercial Services - Financial - 0.3%
     446,250     Paychex, Inc. ..............................         15,422,400

Computer Aided Design - 0.6%
   1,254,385     Cadence Design Systems, Inc.* ..............         25,965,770

Computers - 0.9%
   1,737,485     Apple Computer, Inc.* ......................         44,288,493

Computers - Memory Devices - 1.6%
   1,027,445     EMC Corp.* .................................         40,686,822
     544,675     VERITAS Software Corp.* ....................         32,468,077

                                                                      73,154,899

Computers - Peripheral Equipment - 1.0%
     789,130     Lexmark International Group, Inc. - Class A*         48,476,256

Cosmetics and Toiletries - 0.7%
     561,335     Procter & Gamble Co. .......................         33,708,167

Data Processing and Management - 1.1%
     955,335     Automatic Data Processing, Inc. ............         51,826,924

Diversified Financial Services - 2.9%
   2,781,347     Citigroup, Inc. ............................        136,703,205

Diversified Operations - 5.7%
      10,715     Berkshire Hathaway, Inc. - Class B* ........         24,376,625
   3,023,790     General Electric Co. .......................        146,744,529
     254,125     Illinois Tool Works, Inc. ..................         16,106,442
     387,990     Minnesota Mining and Manufacturing Co. .....         46,174,690
     319,980     Textron, Inc. ..............................         16,965,340
     307,720     Tyco International, Ltd. ...................         16,423,016

                                                                     266,790,642

Electric - Generation - 0.4%
     406,630     AES Corp.* .................................         19,384,052

Electronic Components - Semiconductors - 1.9%
   1,507,495     Advanced Micro Devices, Inc.* ..............         46,732,345
     618,110     Applied Micro Circuits Corp.* ..............         16,083,222
     746,580     Texas Instruments, Inc. ....................         28,892,646

                                                                      91,708,213

Engines - Internal Combustion - 0.1%
     115,175     Cummins, Inc. ..............................          4,768,245

Finance - Investment Bankers/Brokers - 0.8%
     169,175     Goldman Sachs Group, Inc. ..................         15,411,842
     340,145     Merrill Lynch & Company, Inc. ..............         20,986,946

                                                                      36,398,788

Food - Retail - 0.9%
     734,435     Safeway, Inc.* .............................         39,879,821

Insurance Brokers - 1.1%
     548,665     Marsh & McLennan Companies, Inc. ...........    $    52,913,253

Life and Health Insurance - 0.2%
     252,520     American General Corp. .....................         11,012,397

Medical - Drugs - 1.4%
     817,305     Bristol-Myers Squibb Co. ...................         45,769,080
     402,845     Pharmacia Corp. ............................         21,052,680

                                                                      66,821,760

Medical - Hospitals - 1.0%
   1,010,710     Tenet Healthcare Corp.* ....................         45,118,094

Medical Instruments - 1.2%
     915,275     Guidant Corp.* .............................         37,526,275
     449,305     Medtronic, Inc. ............................         20,039,003

                                                                      57,565,278

Money Center Banks - 1.0%
     625,910     Bank of America Corp. ......................         35,050,960
     259,550     Bank of New York Company, Inc. .............         13,029,410

                                                                      48,080,370

Motorcycle and Motor Scooter Manufacturing - 0.5%
     532,825     Harley-Davidson, Inc. ......................         24,557,904

Multi-Line Insurance - 0.7%
     417,815     American International Group, Inc. .........         34,177,267

Multimedia - 1.1%
     264,394     AOL Time Warner, Inc.* .....................         13,351,897
     718,405     Viacom, Inc. - Class B* ....................         37,400,164

                                                                      50,752,061

Oil Companies - Exploration and Production - 1.7%
   1,662,430     Burlington Resources, Inc. .................         78,483,320

Oil Companies - Integrated - 1.7%
     927,455     Exxon Mobil Corp. ..........................         82,172,513

Pipelines - 2.3%
     867,205     El Paso Corp. ..............................         59,663,704
     762,920     Enron Corp. ................................         47,850,342

                                                                     107,514,046

Retail - Discount - 0.7%
     671,730     Wal-Mart Stores, Inc. ......................         34,755,310

Retail - Jewelry - 0.6%
     845,725     Tiffany & Co. ..............................         27,418,404

Retail - Restaurants - 0.8%
   1,380,360     McDonald's Corp. ...........................         37,959,900

Semiconductor Components/Integrated Circuits - 1.3%
     531,160     Linear Technology Corp. ....................         25,516,926
     664,710     Maxim Integrated Products, Inc.* ...........         33,966,681

                                                                      59,483,607

Semiconductor Equipment - 0.7%
     558,075     Applied Materials, Inc.* ...................         30,470,895

Soap and Cleaning Preparations - 0.3%
   1,102,291     Reckitt Benckiser PLC ......................         15,038,401

Super-Regional Banks - 0.7%
   1,499,483     U.S. Bancorp ...............................         31,759,050

See Notes to Schedules of Investments.

12  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - 0.9%
     152,249     Nokia Oyj ..................................    $     5,034,607
   1,072,940     Nokia Oyj (ADR) ............................         36,683,819

                                                                      41,718,426
--------------------------------------------------------------------------------
Total Common Stock (cost $2,064,327,195) ....................      2,136,918,755
--------------------------------------------------------------------------------
Corporate Bonds - 17.6%
Automotive - Cars and Light Trucks - 0.1%
$  5,000,000     General Motors Corp., 7.20%
                   company guaranteed notes, due 1/15/11 ....          5,056,250

Beverages - Non-Alcoholic - 0.7%
                 Coca-Cola Enterprises, Inc.:
   6,725,000       6.625%, notes, due 8/1/04 ................          6,935,156
  24,000,000       7.125%, notes, due 9/30/09 ...............         25,110,000

                                                                      32,045,156

Brewery - 0.6%
                 Anheuser-Busch Companies, Inc.:
   8,345,000       5.65%, notes, due 9/15/08 ................          8,157,237
   5,135,000       5.75%, notes, due 4/1/10 .................          4,968,112
   4,425,000       6.00%, notes, due 4/15/11 ................          4,342,031
   5,050,000       7.55%, notes, due 10/1/30 ................          5,378,250
   5,300,000       6.80%, notes, due 1/15/31 ................          5,160,875

                                                                      28,006,505

Broadcast Services and Programming - 0.2%
  10,335,000     Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................         10,761,319

Cable Television - 1.1%
                 Cox Communications, Inc.:
   6,275,000       7.50%, notes, due 8/15/04 ................          6,533,844
  13,000,000       7.75%, notes, due 8/15/06 ................         13,682,500
  11,905,000     Jones Intercable, Inc., 7.625%
                   senior notes, due 4/15/08 ................         12,425,844
  18,310,000     TCI Communications, Inc., 6.375%
                   senior notes, due 5/1/03 .................         18,515,987

                                                                      51,158,175

Cellular Telecommunications - 1.0%
   6,525,000     AT&T Wireless Services, Inc., 7.35%
                   senior notes, due 3/1/06+ ................          6,606,563
  18,700,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............         15,474,250
  21,375,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............         24,367,500

                                                                      46,448,313

Chemicals - Diversified - 0.8%
  15,850,000     E.I. du Pont de Nemours and Co., 6.875%
                   notes, due 10/15/09 ......................         16,305,688
  21,786,000     Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ................         22,548,510

                                                                      38,854,198

Computers - 0.4%
  18,400,000     Sun Microsystems, Inc., 7.65%
                   senior notes, due 8/15/09 ................         18,423,000

Diversified Financial Services - 3.2%
$ 11,225,000     Associates Corp. of North America, 5.75%
                   senior notes, due 11/1/03 ................    $    11,309,187
                 Citigroup, Inc.:
  12,000,000       5.70%, notes, due 2/6/04 .................         12,135,000
  11,600,000       6.75%, senior notes, due 12/1/05 .........         12,020,500
   5,570,000       6.50%, senior notes, due 1/18/11 .........          5,535,187
                 General Electric Capital Corp.:
  14,350,000       5.375%, notes, due 1/15/03 ...............         14,457,625
  26,400,000       5.375%, notes, due 4/23/04 ...............         26,499,000
  23,900,000       7.25%, notes, due 5/3/04 .................         25,244,375
  24,700,000       5.35%, notes, due 3/30/06 ................         24,391,250
  20,000,000       7.375%, notes, due 1/19/10 ...............         21,425,000

                                                                     153,017,124

Finance - Auto Loans - 1.9%
                 Ford Motor Credit Corp.:
  45,000,000       7.25%, notes, due 1/15/03 ................         46,350,000
   9,255,000       6.875%, notes, due 2/1/06 ................          9,416,963
                 General Motors Acceptance Corp.:
   8,220,000       5.80%, notes, due 3/12/03 ................          8,261,100
  24,350,000       6.75%, notes, due 1/15/06 ................         24,623,938

                                                                      88,652,001

Finance - Consumer Loans - 0.2%
  10,500,000     Household Finance Corp., 8.00%
                   notes, due 5/9/05 ........................         11,195,625

Finance - Credit Card - 0.4%
  18,800,000     American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 .         19,481,500

Finance - Investment Bankers/Brokers - 0.5%
  23,545,000     Salomon Smith Barney Holdings, Inc., 6.50%
                   notes, due 2/15/08 .......................         23,545,000

Food - Diversified - 0.5%
                 Kellogg Co.:
  19,600,000       5.50%, notes, due 4/1/03+ ................         19,649,000
   2,450,000       7.45%, notes, due 4/1/31+ ................          2,434,687

                                                                      22,083,687

Food - Flour and Grain - 0.1%
   3,000,000     Archer-Daniels-Midland Co., 7.00%
                   debentures, due 2/1/31 ...................          2,895,000

Food - Retail - 1.0%
   9,780,000     Fred Meyer, Inc., 7.45%
                   company guaranteed notes, due 3/1/08 .....         10,085,625
                 Kroger Co.:
   3,600,000       7.625%, senior notes, due 9/15/06 ........          3,780,000
   5,150,000       6.80%, notes, due 12/15/18 ...............          4,718,687
                 Safeway, Inc.:
   4,250,000       6.85%, senior notes, due 9/15/04 .........          4,356,250
  10,750,000       6.15%, notes, due 3/1/06 .................         10,709,688
   5,500,000       6.50%, notes, due 11/15/08 ...............          5,493,125
   7,000,000       6.50%, notes, due 3/1/11 .................          6,833,750

                                                                      45,977,125

Internet Brokers - 0.3%
  14,200,000     Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ........................         15,229,500

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  13

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Life and Health Insurance - 0.1%
$  4,500,000     SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .......................    $     4,601,250

Medical - Drugs - 0.5%
  18,450,000     Pfizer, Inc., 5.625%
                   notes, due 2/1/06 ........................         18,588,375
   4,000,000     Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .......................          4,000,000

                                                                      22,588,375

Medical - HMO - 0.2%
   7,085,000     UnitedHealth Group, Inc., 7.50%
                   notes, due 11/15/05 ......................          7,439,250

Medical - Hospitals - 0.1%
   6,775,000     Tenet Healthcare Corp., 8.125%
                   senior subordinated notes, 12/1/08 .......          7,029,063

Multimedia - 1.3%
                 Viacom, Inc.:
  25,650,000       7.75%, senior notes, due 6/1/05 ..........         27,189,000
  11,500,000       7.70%, company guaranteed notes
                   due 7/30/10 ..............................         12,204,375
                 Walt Disney Co.:
   6,900,000       7.30%, notes, due 2/8/05 .................          7,296,750
  12,150,000       6.75%, senior notes, due 3/30/06 .........         12,666,375

                                                                      59,356,500

Oil Refining and Marketing - 0.3%
  14,450,000     Tosco Corp., 8.125%
                   notes, due 2/15/30 .......................         15,660,188

Pipelines - 0.3%
  14,600,000     Reliant Energy Resources Corp., 7.75%
                   notes, due 2/15/11 .......................         14,435,750

Retail - Building Products - 0.8%
  36,700,000     Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ................         37,892,750

Retail - Discount - 0.8%
                 Wal-Mart Stores, Inc.:
  15,475,000       6.55%, senior notes, due 8/10/04 .........         16,113,344
  19,760,000       6.875%, senior notes, due 8/10/09 ........         20,525,700

                                                                      36,639,044

Retail - Major Department Stores - 0.2%
  12,000,000     Target Corp., 5.50%
                   notes, due 4/1/07 ........................         11,640,000

Super-Regional Banks - 0%
   2,200,000     Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........          2,252,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $817,755,320) ...................        832,363,898
--------------------------------------------------------------------------------
Preferred Stock - 2.0%
Electric - Integrated - 0.9%
     537,730     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         41,539,642

Oil Companies - Integrated - 0.8%
     745,420     Coastal Corp., convertible, 6.625% .........         34,662,030

Publishing - Newspapers - 0.3%
     136,060     Tribune Co., convertible, 2.00% ............    $    15,899,972
--------------------------------------------------------------------------------
Total Preferred Stock (cost $91,157,062) ....................         92,101,644
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
       6,900     Ono Finance PLC - expires 5/31/09*,+
                   (cost $0) ................................            275,273
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.3%
U.S. Government Agencies - 11.7%
                 Fannie Mae:
$ 60,250,000       5.00%, 2/14/03 ...........................         60,626,563
  37,450,000       4.75%, 11/14/03 ..........................         37,324,168
  48,200,000       4.75%, 3/15/04 ...........................         47,898,750
  12,500,000       6.00%, 12/15/05 ..........................         12,796,875
  44,000,000       6.375%, 6/15/09 ..........................         45,280,400
  50,100,000       6.625%, 9/15/09 ..........................         52,229,250
  60,400,000       7.125%, 6/15/10 ..........................         65,005,500
  20,350,000       6.25%, 2/1/11 ............................         20,171,938
  47,650,000       5.50%, 3/15/11 ...........................         45,624,875
                 Federal Home Loan Bank System:
  33,750,000       5.125%, 1/13/03 ..........................         34,045,312
  21,650,000       5.00%, 2/28/03 ...........................         21,785,312
  24,150,000       5.25%, 2/13/04 ...........................         24,331,125
  19,400,000       6.50%, 11/15/05 ..........................         20,248,750
                 Freddie Mac:
  25,600,000       5.75%, 4/15/08 ...........................         25,537,280
  13,050,000       5.625%, 3/15/11 ..........................         12,609,563
  16,890,000       5.875%, 3/21/11 ..........................         16,298,850
   9,635,000       6.75%, 3/15/31 ...........................          9,899,962

                                                                     551,714,473

U.S. Treasury Notes/Bonds - 11.6%
  26,550,000       4.75%, 1/31/03 ...........................         26,745,408
 129,600,000       5.875%, 11/15/04 .........................        134,256,528
  52,780,000       6.50%, 10/15/06 ..........................         56,408,625
  49,895,000       5.50%, 2/15/08 ...........................         50,765,668
  77,600,000       6.00%, 8/15/09 ...........................         80,904,984
  71,600,000       7.25%, 5/15/16 ...........................         81,869,588
  41,010,000       5.25%, 2/15/29 ...........................         37,356,829
  78,300,000       6.125%, 8/15/29 ..........................         80,786,808

                                                                     549,094,438
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $1,100,928,722) .....      1,100,808,911
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.1%
                 Household Finance Corp.
   5,000,000       4.65%, 5/1/01
                   (amortized cost $5,000,000) ..............          5,000,000
--------------------------------------------------------------------------------
Time Deposits - 6.0%
                 Societe Generale, New York
 100,000,000       4.6875%, 5/1/01 ..........................        100,000,000
                 SouthTrust Bank EDT
 182,000,000       4.6875%, 5/1/01 ..........................        182,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $282,000,000) .....................        282,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

14  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 6.3%
                 Fannie Mae
$100,000,000       4.47%, 7/5/01 ............................    $    99,250,000
                 Federal Home Loan Bank System:
  50,000,000       4.78%, 5/1/01 ............................         50,000,000
  50,000,000       4.75%, 5/14/01 ...........................         49,914,236
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
  50,000,000       4.47%, 7/6/01 ............................         49,625,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $298,489,875) ..........        298,581,708
--------------------------------------------------------------------------------
Total Investments (total cost $4,659,658,174) - 100.6% ......      4,748,050,189
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)     (26,811,639)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,721,238,550
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.4%          $    16,423,016
Finland                                            0.9%               41,718,426
Germany                                            0.8%               39,086,422
United Kingdom                                     0.3%               15,313,674
United States++                                   97.6%            4,635,508,651
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,748,050,189

++Includes Short-Term Securities (85.3% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  15

Janus Enterprise Fund

[PHOTO]
James Goff
portfolio manager

For the six-month period ended April 30, 2001, Janus Enterprise Fund lost 39.88%, compared with a 1.40% decline in the S&P MidCap 400 Index and a 27.99% drop in the Russell MidCap Growth Index.(1) Our focus on companies with very high rates of earnings and revenue growth worked against us as a wide range of factors converged to create an extremely difficult environment for aggressive growth stocks.

As the period began, a series of six consecutive interest rate increases by the Federal Reserve had finally succeeded in cooling off the U.S. economy, which is now suffering its most sudden slowdown since the OPEC-induced recession of the early 1970s. This was compounded by an alarming drop in consumer confidence, which was, in turn, driven by skyrocketing energy prices and the evaporation (and ultimate reversal) of the so-called "wealth effect."

This  weakness  quickly  spread to the  corporate  sector,  where a  cascade  of disappointing earnings announcements soon turned into a flurry of pink slips. The darkening outlook also forced businesses to suddenly scale back or cancel plans for further increases in technology and telecommunications investment - a fact that worked directly against many of our fastest-growing holdings. If that weren't enough, the demise of countless dot-coms and the well-publicized difficulties of numerous upstart telecommunications providers effectively removed the pressure felt by existing companies to build out their networks and service offerings in an effort to compete with the aggressive newcomers, pressuring capital investment even further.

In this environment perhaps it's not surprising that optical telecom equipment stocks such as Avanex were among our biggest disappointments. The stock fell sharply as one industry peer after another announced that earnings would fall short of expectations. We sold the position in response to the dramatic decline in telecommunications equipment spending and delays that may push the introduction of new products out by as much as a year.

Our exposure to biotechnology stocks such as Human Genome Sciences, Millennium Pharmaceuticals and others also worked against us. Many of these stocks fell sharply despite a continuing stream of positive news from some of the industry's most notable players. Millennium, for example, entered into a new research pact with drug giant Abbott Labs even as an existing partnership with Germany's Bayer bore fruit in the form of a cancer drug that progressed from genomic concept to clinical candidate status in a mere 18 months. We remain committed to this group of companies despite the recent turbulence and believe the value proposition they offer, namely a dramatic improvement in the drug discovery process, makes the longer-term outlook favorable.

Despite these and other disappointments, there were several standouts. One example included Hanover Compressor, a company that leases compression equipment to natural gas drillers and pipeline operators. We believe Hanover's steady growth profile in what is viewed by some as a volatile, commodity-based business provides the Fund with a measure of diversification in an increasingly unsteady market. Meanwhile, demand for gas is skyrocketing at the same time that supply is dwindling as the country's major gas fields mature and begin to decline. This trend plays directly into the hands of Hanover, whose services and equipment help producers squeeze more and more of the vital commodity out of diminishing gas reserves.

While we recognize that our focus on high growth stocks has pressured our returns in recent months, we believe the Fund is well-positioned to rebound when the market regains its footing. Investors tend to paint stocks with a very broad brush during times of turmoil, and great companies often take a beating beside those that are fundamentally unsound. In time, however, the market always manages to sort the tennis balls from the eggs, and we are therefore encouraged by the fact that the business fundamentals possessed by virtually all of our companies have remained strong despite the market's volatile performance. Furthermore, it's quite likely that stock prices will begin to discount a recovery months before it becomes evident in the economic data, and by holding on to those companies that are well-positioned to lead the market out of its current funk, we hope to participate fully and forcefully when the turnaround comes.

In closing, I am not satisfied with our performance. Nor do I expect you to be. You invest with Janus for results, and in recent months it has proven exceedingly difficult to provide them. However, I firmly believe we have the right people in place and a sound investment philosophy capable of producing the kind of long-term results you expect from Janus. Furthermore, we have assembled an outstanding roster of companies that in our estimation will ultimately lead the market out of this downturn.

Thank you for your continued investment in Janus Enterprise Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

16  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                87.5%              96.8%
  Foreign                                                1.9%               2.3%
Top 10 Equities (% of Assets)                           39.7%              39.4%
Number of Stocks                                           56                 61
Cash, Cash Equivalents and
  Fixed-Income Securities                               12.5%               3.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Wireless Equipment                                      10.0%               3.2%
Medical - Biomedical and Genetic                         8.2%               9.3%
Commercial Services - Financial                          6.1%               6.3%
Semiconductor Components/
  Integrated Circuits                                    5.9%               6.1%
Electric - Generation                                    5.6%               2.6%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Paychex, Inc.                                            6.1%               6.3%
AES Corp.                                                5.6%               2.6%
Crown Castle International Corp.                         4.8%               3.2%
Human Genome Sciences, Inc.                              4.8%               3.6%
American Tower Corp.                                     4.0%               3.2%
Western Wireless Corp. - Class A                         3.4%               1.8%
Millennium Pharmaceuticals, Inc.                         2.9%               4.7%
Cardinal Health, Inc.                                    2.8%                 --
Vitesse Semiconductor Corp.                              2.7%               3.2%
Exodus Communications, Inc.                              2.6%               4.1%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 9/1/92*
(44.95)%           11.74%              17.68%

Janus Enterprise Fund - $40,960
S&P MidCap 400 Index - $40,882

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P MidCap 400 Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P MidCap 400 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Enterprise Fund ($40,960) as compared to the S&P MidCap 400 Index ($40,882).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology, telecommunications and healthcare (which includes biotechnology) sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P MidCap 400 is an index of 400 US corporations of medium capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index; managed by the Frank Russell Company. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 87.5%
Advertising Sales - 1.8%
   2,147,060     Lamar Advertising Co.* .....................    $    82,983,869

Cellular Telecommunications - 3.4%
   3,561,160     Western Wireless Corp. - Class A*,# ........        158,578,455

Commercial Services - 1.6%
     839,415     Concord EFS, Inc.* .........................         39,074,768
   1,115,375     Plexus Corp.* ..............................         34,264,320

                                                                      73,339,088

Commercial Services - Financial - 6.1%
   8,338,896     Paychex, Inc. ..............................        288,192,246

Diversified Operations - 1.8%
      23,235     Berkshire Hathaway, Inc. - Class B* ........    $    52,859,625
   1,722,620     Cendant Corp.* .............................         30,559,279

                                                                      83,418,904

Drug Delivery Systems - 2.3%
   1,825,075     Andrx Group, Inc.* .........................        107,679,425

E-Commerce/Services - 4.4%
   1,699,000     eBay, Inc.* ................................         85,765,520
   2,499,515     TMP Worldwide, Inc.* .......................        120,576,604

                                                                     206,342,124

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  17

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Electric - Generation - 5.6%
   5,504,580     AES Corp.* .................................    $   262,403,329

Electronic Components - 1.2%
     747,260     Celestica, Inc. - New York Shares* .........         38,184,986
     675,945     Flextronics International, Ltd.* ...........         18,176,161

                                                                      56,361,147

Electronic Components - Semiconductors - 4.1%
   4,457,945     Cree, Inc.*,# ..............................         95,979,556
   2,976,005     Intersil Holding Corp.*,# ..................         95,946,401

                                                                     191,925,957

Independent Power Producer - 0.8%
     697,330     NRG Energy, Inc.* ..........................         24,929,547
     469,445     Reliant Resources, Inc.* ...................         14,083,350

                                                                      39,012,897

Internet Brokers - 1.8%
   2,786,460     Charles Schwab Corp. .......................         55,171,908
   3,309,055     E*TRADE Group, Inc.* .......................         31,105,117

                                                                      86,277,025

Medical - Biomedical and Genetic - 8.2%
     345,070     CuraGen Corp.* .............................         11,352,803
     229,130     Enzon, Inc.* ...............................         13,660,731
   3,475,000     Human Genome Sciences, Inc.* ...............        223,199,250
   3,631,920     Millennium Pharmaceuticals, Inc.* ..........        135,107,424

                                                                     383,320,208

Medical - Drugs - 1.9%
     494,330     Biovail Corp. - New York Shares* ...........         19,417,282
     431,000     Priority Healthcare Corp.* .................         14,990,180
   2,133,000     Sepracor, Inc.* ............................         56,225,880

                                                                      90,633,342

Medical - Wholesale Drug Distributors - 2.8%
   1,944,255     Cardinal Health, Inc. ......................        131,042,787

Medical Labs and Testing Services - 1.1%
     165,500     Laboratory Corporation of America Holdings*          23,335,500
     233,155     Quest Diagnostics, Inc.* ...................         28,724,696

                                                                      52,060,196

Medical Products - 1.2%
   1,444,060     MiniMed, Inc.* .............................         57,675,756

Oil - Field Services - 1.6%
   1,023,815     Hanover Compressor Co.* ....................         37,266,866
   1,103,750     Hanover Compressor Co.*,(ss) ...............         40,176,500

                                                                      77,443,366

Oil Companies - Exploration and Production - 3.5%
   1,326,230     Anadarko Petroleum Corp. ...................         85,700,983
   1,661,315     EOG Resources, Inc. ........................         77,068,403

                                                                     162,769,386

Pharmacy Services - 0.4%
     791,565     Omnicare, Inc. .............................         17,572,743

Radio - 1.9%
     716,100     Cox Radio, Inc. - Class A* .................    $    18,475,380
     417,720     Entercom Communications Corp.* .............         19,056,386
   1,081,115     Hispanic Broadcasting Corp.* ...............         25,914,327
   2,576,325     Sirius Satellite Radio, Inc.*,# ............         26,561,911

                                                                      90,008,004

Retail - Drug Store - 2.3%
   2,531,095     Walgreen Co. ...............................        108,280,244

Satellite Telecommunications - 1.0%
   1,582,860     EchoStar Communications Corp.* .............         47,422,486

Schools - 2.6%
   3,856,294     Apollo Group, Inc. - Class A* ..............        119,930,743

Semiconductor Components/Integrated Circuits - 5.9%
   2,704,335     Integrated Device Technology, Inc.* ........        105,928,802
     855,610     Maxim Integrated Products, Inc.* ...........         43,721,671
   3,746,940     Vitesse Semiconductor Corp.* ...............        127,021,266

                                                                     276,671,739
Super-Regional Banks - 0.2%
     137,800     Northern Trust Corp. .......................          8,961,134

Telecommunication Equipment - 0.3%
   1,602,765     ADC Telecommunications, Inc.* ..............         12,036,765

Telecommunication Services - 1.1%
   8,117,230     Metromedia Fiber Network, Inc. - Class A* ..         41,316,701
   1,348,777     Microcell Telecommunications, Inc.
                   - New York Shares* .......................         11,801,799

                                                                      53,118,500

Telephone - Integrated - 1.8%
   9,642,600     McLeodUSA, Inc. - Class A* .................         85,337,010

Therapeutics - 2.4%
   1,496,765     Abgenix, Inc.* .............................         56,128,687
   2,270,725     Medarex, Inc.* .............................         54,293,035

                                                                     110,421,722

Web Hosting/Design - 2.6%
  12,768,082     Exodus Communications, Inc.* ...............        122,573,587

Wireless Equipment - 9.8%
   6,933,960     American Tower Corp.* ......................        185,830,128
   9,265,425     Crown Castle International Corp.* ..........        226,910,258
   1,383,915     SBA Communications Corp.* ..................         47,177,662

                                                                     459,918,048
--------------------------------------------------------------------------------
Total Common Stock (cost $4,933,037,290) ....................      4,103,712,232
--------------------------------------------------------------------------------
Corporate Bonds - 0.2%
Wireless Equipment - 0.2%
$  4,590,000     American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................          4,578,525
   2,500,000     Crown Castle International Corp., 10.75%
                   senior notes, due 8/1/11 .................          2,668,750
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $6,844,883) .....................          7,247,275
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

18  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Short-Term Corporate Note - 3.2%
                 General Electric Capital Corp.
$150,000,000       4.64%, 5/1/01
                   (amortized cost $150,000,000) ............    $   150,000,000
--------------------------------------------------------------------------------
Time Deposits - 5.6%
                 Societe Generale, New York
 100,000,000       4.6875%, 5/1/01 ..........................        100,000,000
                 SouthTrust Bank EDT
 166,100,000       4.6875%, 5/1/01 ..........................        166,100,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $266,100,000) .....................        266,100,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.2%
                 Fannie Mae
 100,000,000       4.47%, 7/5/01 ............................         99,250,000
                 Federal Home Loan Bank System
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $148,985,389) ..........        149,042,472
--------------------------------------------------------------------------------
Total Investments (total cost $5,504,967,562) - 99.7% .......      4,676,101,979
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.3%         12,811,633
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,688,913,612
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             1.5%          $    69,404,067
Singapore                                          0.4%               18,176,161
United States++                                   98.1%            4,588,521,751
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,676,101,979

++Includes Short-Term Securities (86.0% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  19

Janus Equity Income Fund

[PHOTO]
Karen L. Reidy
portfolio manager

Janus Equity Income Fund fell 8.18% for the six months ended April 30, 2001, beating its benchmark, the S&P 500 Index, which lost 12.06%.(1)

Equity markets endured a particularly bumpy ride during the period, buffeted by mounting evidence of an economic slowdown. Stocks sagged under the weight of ongoing corporate profit warnings, declining manufacturing activity, lofty energy prices and waning consumer confidence.

While the Federal Reserve opted not to intervene in November and December, a U.S. economy seemingly on the brink of recession persuaded central bankers in early January to lower interest rates a half-percentage point. When the economic picture continued to deteriorate, Fed policymakers followed that surprise move with three additional half-point cuts. But that aggressive action failed to stem the retreat in share prices. As the period closed, the technology-heavy Nasdaq Composite Index had plunged 58% from last year's high, and the S&P 500 Index and Dow Jones Industrial Average both finished in negative territory.

Although companies able to stay ahead of the market were few and far between, our research-intensive stock-picking approach helped us uncover some truly resilient performers. El Paso Corporation, for instance, has everything we look for in a company: an outstanding management team committed to consistent earnings growth and improving returns on capital. While the world's largest natural gas corporation has benefited from higher energy costs, the diversity of its businesses - one part natural gas producer, one part energy merchant and one part pipeline - assures a reliable revenue stream regardless of the going price for the commodity. Driving home this point, El Paso recently announced it anticipates 20% earnings growth over the next several years. All in all, El Paso's strong business model, with its attractive valuation, add up to a company whose near-term prospects appear bright.

New holding Lexmark International also supported our results. Although personal computer makers have been hard hit as the economy cooled and corporations slashed spending on information technology, the laser and inkjet printer manufacturer's revenues have continued to grow. To be sure, Lexmark reported earnings that topped expectations, driven by healthy sales across every printer segment. What we find particularly appealing, however, are the steady profits generated by its proprietary printer replacement cartridges. Not only is Lexmark a compelling company from a valuation standpoint, but we also believe that, despite sluggish PC sales, demand for its products should remain consistent.

Often our rigorous approach to selecting stocks strengthens our conviction in companies that have hit some bumps along the way but are nevertheless solid, long-term investments. Such is the case with General Electric. The industrial giant faltered when its proposed acquisition of Honeywell International came under extended scrutiny by European Union regulators. Still, our research indicates that with new CEO Jeff Immelt at the helm, GE will meet its 2001 earnings targets as it benefits from extensive digitization efforts as well as a backlog in its "long-cycle" power, medical equipment and jet engine businesses. In the end, we are confident that once closed, the Honeywell deal will be a home run, resulting in significant cross-selling opportunities as well as considerable cost savings going forward.

Marsh & McLennan Companies was another weak performer. The professional services firm is the parent company of Marsh, the world's leading property and casualty insurance firm; Putnam Investments, one of the largest investment management companies in the U.S.; and Mercer Consulting Group, a major global provider of consulting services. Marsh caught our eye last year when premium rates for commercial insurance were on the rise. But it was the corporation's high returns on capital, high free cash flow and attractive valuation that clinched it for us. Although Marsh's Putnam unit boosted its market share in 2000, it recently fell victim to the market's downward pressure. A slowdown in spending on human resources and benefits consulting services also created a headwind for Marsh's Mercer unit, further undermining Marsh's shares. All the same, we continue to be big believers in the company. Therefore, we used this dip to our advantage and increased our position in Marsh & McLennan.

Given the volatility of the last few months, we are working twice as hard - doing the kind of research that gives us the conviction to stick to our guns, even when the market may say otherwise. At the end of the day, we believe our commitment and determination will lead us to the market's next-generation winners.

As I communicated to you earlier in June, your Fund name will change to Janus Core Equity Fund, effective July 31, 2001. My investment discipline, however, remains unchanged.

Thank you for your continued confidence and for your investment in Janus Equity Income Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

20  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                82.7%              72.1%
Fixed-Income Securities
  U.S. Government Obligations                            2.2%                 --
  Investment-Grade
    Corporate Bonds                                      0.4%               1.3%
  High-Yield/High-Risk
    Corporate Bonds                                      0.9%               4.1%
  Preferred Stock                                        3.8%               4.6%
Other Securities                                           --               0.4%
Top 10 Equities/Preferred
  (% of Assets)                                         28.5%              26.3%
Number of Stocks                                           68                 72
Cash and Cash Equivalents                               10.0%              17.5%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                   9.7%               7.1%
Pipelines                                                6.0%               3.9%
Diversified Financial Services                           5.1%               1.7%
Electronic Components
  - Semiconductors                                       3.5%               3.5%
Chemicals - Diversified                                  3.3%               2.3%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                          5.1%               1.7%
General Electric Co.                                     4.9%               5.1%
El Paso Corp.                                            3.7%               2.4%
Burlington Resources, Inc.                               2.4%               2.5%
Enron Corp.                                              2.3%               1.5%
Automatic Data Processing, Inc.                          2.1%               2.7%
Advanced Micro Devices, Inc.                             2.1%               0.9%
Apple Computer, Inc.                                     2.0%                 --
Anheuser-Busch Companies, Inc.                           2.0%               2.1%
American International Group, Inc.                       1.9%               1.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 6/28/96*
(11.39)%           21.96%

Janus Equity Income Fund - $26,123
S&P 500 Index - $20,016

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($26,123) as compared to the S&P 500 Index ($20,016).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.7%
Aerospace and Defense - 0.7%
      93,560     Boeing Co. .................................    $     5,782,008

Agricultural Operations - 1.4%
     400,920     Monsanto Co. ...............................         12,408,474

Automotive - Cars and Light Trucks - 2.1%
     424,696     BMW A.G ....................................         14,156,903
      86,935     General Motors Corp. .......................          4,764,907

                                                                      18,921,810

Automotive - Truck Parts and Equipment - 0.8%
     496,515     Delphi Automotive Systems Corp. ............          7,398,073

Beverages - Non-Alcoholic - 0.9%
     189,630     PepsiCo, Inc. ..............................    $     8,307,690

Brewery - 2.0%
     439,390     Anheuser-Busch Companies, Inc. .............         17,571,206

Broadcast Services and Programming - 0.5%
     249,755     AT&T Corp./Liberty Media Group - Class A* ..          3,996,080

Cable Television - 1.0%
     201,148     Comcast Corp. - Special Class A* ...........          8,832,409

Chemicals - Diversified - 3.3%
     312,955     E.I. du Pont de Nemours and Co. ............         14,142,436
     773,135     Lyondell Chemical Co. ......................         12,145,951
     141,320     Olin Corp. .................................          2,678,014

                                                                      28,966,401

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  21

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Specialty - 1.0%
     190,965     Praxair, Inc. ..............................    $     9,038,373

Commercial Services - Financial - 0.5%
     138,297     Paychex, Inc. ..............................          4,779,544

Computer Aided Design - 1.0%
     414,510     Cadence Design Systems, Inc.* ..............          8,580,357

Computers - 2.0%
     695,355     Apple Computer, Inc.* ......................         17,724,599

Computers - Memory Devices - 2.1%
     306,960     EMC Corp.* .................................         12,155,616
     110,485     VERITAS Software Corp.* ....................          6,586,011

                                                                      18,741,627

Computers - Peripheral Equipment - 1.7%
     250,835     Lexmark International Group, Inc. - Class A*         15,408,794

Cosmetics and Toiletries - 1.0%
     147,320     Procter & Gamble Co. .......................          8,846,566

Data Processing and Management - 2.1%
     342,190     Automatic Data Processing, Inc. ............         18,563,808

Diversified Financial Services - 5.1%
     917,970     Citigroup, Inc. ............................         45,118,225

Diversified Operations - 9.7%
       3,550     Berkshire Hathaway, Inc. - Class B* ........          8,076,250
     900,465     General Electric Co. .......................         43,699,566
      99,725     Illinois Tool Works, Inc. ..................          6,320,570
     131,970     Minnesota Mining and Manufacturing Co. .....         15,705,750
     110,680     Textron, Inc. ..............................          5,868,254
     113,205     Tyco International, Ltd. ...................          6,041,751

                                                                      85,712,141

Electric - Generation - 0.7%
     129,450     AES Corp.* .................................          6,170,882

Electronic Components - Semiconductors - 3.5%
     593,195     Advanced Micro Devices, Inc.* ..............         18,389,045
     123,645     Applied Micro Circuits Corp.* ..............          3,217,243
     245,260     Texas Instruments, Inc. ....................          9,491,562

                                                                      31,097,850

Engines - Internal Combustion - 1.4%
     290,205     Cummins, Inc. ..............................         12,014,487

Finance - Investment Bankers/Brokers - 1.2%
      47,405     Goldman Sachs Group, Inc. ..................          4,318,596
     109,075     Merrill Lynch & Company, Inc. ..............          6,729,928

                                                                      11,048,524

Food - Retail - 1.0%
     161,160     Safeway, Inc.* .............................          8,750,988

Insurance Brokers - 1.6%
     150,570     Marsh & McLennan Companies, Inc. ...........         14,520,971

Life and Health Insurance - 0.3%
      56,695     American General Corp. .....................          2,472,469

Medical - Drugs - 2.2%
     214,335     Bristol-Myers Squibb Co. ...................         12,002,760
     140,330     Pharmacia Corp. ............................          7,333,646

                                                                      19,336,406

Medical - Hospitals - 1.8%
     364,990     Tenet Healthcare Corp.* ....................    $    16,293,154

Medical Instruments - 2.0%
     316,950     Guidant Corp.* .............................         12,994,950
     105,040     Medtronic, Inc. ............................          4,684,784

                                                                      17,679,734

Money Center Banks - 2.1%
     219,370     Bank of America Corp. ......................         12,284,720
     131,145     Bank of New York Company, Inc. .............          6,583,479

                                                                      18,868,199

Motorcycle and Motor Scooter Manufacturing - 1.0%
     190,730     Harley-Davidson, Inc. ......................          8,790,746

Multi-Line Insurance - 2.3%
     200,517     American International Group, Inc. .........         16,402,291
      75,975     PartnerRe, Ltd. ............................          3,725,054

                                                                      20,127,345

Multimedia - 1.5%
     250,873     Viacom, Inc. - Class B* ....................         13,060,448

Oil Companies - Exploration and Production - 2.4%
     449,630     Burlington Resources, Inc. .................         21,227,032

Oil Companies - Integrated - 1.5%
     147,450     Exxon Mobil Corp. ..........................         13,064,070

Pipelines - 6.0%
     479,505     El Paso Corp. ..............................         32,989,944
     328,605     Enron Corp. ................................         20,610,106

                                                                      53,600,050

Retail - Discount - 1.6%
     271,690     Wal-Mart Stores, Inc. ......................         14,057,241

Retail - Jewelry - 0.9%
     246,375     Tiffany & Co. ..............................          7,987,478

Retail - Restaurants - 1.1%
     355,060     McDonald's Corp. ...........................          9,764,150

Semiconductor Components/Integrated Circuits - 2.5%
     226,555     Linear Technology Corp. ....................         10,883,702
     217,680     Maxim Integrated Products, Inc.* ...........         11,123,448

                                                                      22,007,150

Semiconductor Equipment - 1.5%
     235,735     Applied Materials, Inc.* ...................         12,871,131

Soap and Cleaning Preparations - 0.6%
     410,325     Reckitt Benckiser PLC ......................          5,598,006

Super-Regional Banks - 1.0%
     426,558     U.S. Bancorp ...............................          9,034,498

Telecommunication Equipment - 1.2%
      28,665     Nokia Oyj ..................................            947,901
     278,908     Nokia Oyj (ADR) ............................          9,535,865

                                                                      10,483,766

Toys - 0.9%
     467,135     Mattel, Inc. ...............................          7,544,230
--------------------------------------------------------------------------------
Total Common Stock (cost $683,266,531) ......................        732,169,190
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

22  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 1.3%
Brewery - 0.1%
$    780,000     Anheuser-Busch Companies, Inc., 6.00%
                   notes, due 4/15/11 .......................    $       765,375

Broadcast Services and Programming - 0.3%
   2,743,000     Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 ...............................          2,856,149

Cellular Telecommunications - 0.9%
   3,785,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............          3,132,087
   4,267,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          4,864,380

                                                                       7,996,467
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $12,295,571) ....................         11,617,991
--------------------------------------------------------------------------------
Preferred Stock - 3.8%
Automotive - Cars and Light Trucks - 0.9%
      23,760     Porsche A.G ................................          7,772,756

Cable Television - 0.4%
      64,610     Cox Communications, Inc., convertible, 7.00%          3,954,132

Electric - Integrated - 1.8%
     208,135     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................         16,078,429

Publishing - Newspapers - 0.7%
      50,455     Tribune Co., convertible, 2.00% ............          5,896,171
--------------------------------------------------------------------------------
Total Preferred Stock (cost $32,277,954) ....................         33,701,488
--------------------------------------------------------------------------------
U.S. Government Obligations - 2.2%
U.S. Government Agencies - 1.7%
                 Fannie Mae:
$  2,360,000       4.75%, due 11/14/03 ......................          2,352,070
   8,400,000       6.375%, due 6/15/09 ......................          8,644,440
                 Federal Home Loan Bank System
   4,050,000       5.00%, due 2/28/03 .......................          4,075,313

                                                                      15,071,823

U.S. Treasury Bonds - 0.5%
   2,520,000       7.25%, due 5/15/16 .......................          2,881,444
   1,680,000       6.125%, due 8/15/29 ......................          1,733,357

                                                                       4,614,801
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $20,063,571) ........         19,686,624
--------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
  42,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $42,005,413
                   collateralized by $144,121,806 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with a
                   value of $42,840,020 (cost $42,000,000) ..         42,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.7%
                 Household Finance Corp.
$ 41,500,000       4.65%, 5/1/01
                   (amortized cost $41,500,000) .............    $    41,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $831,403,627) - 99.4% .........        880,675,293
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6%          4,824,309
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   885,499,602
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.1%          $     9,766,805
Finland                                            1.2%               10,483,766
Germany                                            2.5%               21,929,659
United Kingdom                                     0.6%                5,598,006
United States++                                   94.6%              832,897,057
--------------------------------------------------------------------------------
Total                                            100.0%          $   880,675,293

++Includes Short-Term Securities (85.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  23

Janus Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

For the six months ended April 30, 2001, Janus Global Life Sciences Fund reported a loss of 24.30% versus the 12.06% decline from the S&P 500 Index.(1)

Clearly, we are disappointed with the Fund's results. After bucking the equity markets' downward slide with steady returns in much of 2000, many health care and life science stocks tumbled alongside the major indexes in the first four months of this year. Even the Federal Reserve's rate reductions did little to ease investors' concerns of a slowing U.S. economy.

Due to the health care industry's noncyclical characteristics and lack of direct ties to the technology industry, I didn't believe this group would fall into the grips of the bear market. However, the slightest amount of bad news from one company seemed to trip up entire sectors, whether it was large-capitalization pharmaceuticals, young biotechnology companies, cutting-edge medical device developers or established health care providers. The wave of pessimism extended beyond troubled issues and pulled down fundamentally solid companies that are executing and meeting expectations.

That said, many biotechnology stocks were also knocked down in the surge of selling, including two of our holdings - Cell Therapeutics, which focuses its efforts on creating cancer treatments, and Symyx Technologies, a developer of high-speed technology systems used in the discovery of materials for life sciences applications. Since neither company is currently profitable, their value must be discounted over a period of several years. In a market like this one, it can be rough going for companies like these. Nevertheless, we still see strong prospects for both companies, and maintain positions in them.

A few of our holdings were also punished for fundamental reasons, including Alexion Pharmaceuticals and Applera Corp., formerly Applied Biosystems Group. Alexion, which genetically alters antibodies to target specific diseases, announced mixed results in the Phase II tests for its two leading anti-inflammatory treatments - one for arthritis and the other for heart bypass patients. We liquidated our position as a result.

Meanwhile, Applera, a medical research instrument developer, slumped after announcing it expected lower earnings for the next few quarters due to depressed sales and a strong U.S. dollar. Despite a unique product line and a well-funded group of core customers, the late March announcement proved disappointing, and we exited our position.

Due to the overall negative tone of the market, many of our smaller-capitalization holdings also suffered during the period. In a bear market, trading volumes generally fall. For that reason, small-cap stocks, which may have limited liquidity, can experience sharper falls than large-cap holdings. Since the Fund's inception in December 1998, we've been strong believers in the potential of biotechnology, yet that frequently means owning stock in small companies that are developing promising treatments. Despite the short-term underperformance of many of these stocks, our focus remains on the long term, as that's where we see the larger gains materializing. That said, we trimmed some of our holdings, maintaining a three- to five-year perspective while making such decisions.

Despite all of this, a handful of our companies were able to log solid results for the period, including Baxter International and Genzyme Corp. We were first attracted to Baxter, which develops and manufactures devices for drug delivery, blood analysis and kidney disease treatment, because its potential seemed underappreciated by the market, and it therefore carried a lower price multiple than other life sciences companies. However, it has proven to be a stable business and recently increased future earnings estimates in anticipation of a lift from its growing line of hemophilia treatments.

Genzyme, which develops genetic-based therapeutic treatments and diagnostic tools, outperformed due to increased sales and earnings expectations for the next three years. It's already seeing benefits from its December 2000 acquisition of GelTex Pharmaceuticals, which added the high-growth kidney disease treatment Renagel to the Genzyme product portfolio.

For the near term, companies' visibility will continue to be limited as they wait for interest rate cuts to take effect and the economy to improve. Nonetheless, we are pleased to see many quality companies starting to reach attractively low valuations. With a cash position just over 15%, we have the flexibility to strike when we've found a company we like that is priced right.

We remain committed to finding top companies that have strong business models and, in many cases, viewing our companies' prospects for success in terms of years, not necessarily in months. Sometimes that means hunkering down and waiting for market-based difficulties to pass.

Thank you for your continued investment in Janus Global Life Sciences Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

24  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                84.9%              94.9%
  Foreign                                               17.3%              14.5%
Top 10 Equities (% of Assets)                           32.3%              26.3%
Number of Stocks                                           53                 84
Cash and Cash Equivalents                               15.1%               5.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Medical - Drugs                                         34.3%              32.0%
Medical Products                                         6.5%               3.5%
Therapeutics                                             6.2%              11.8%
Medical - HMO                                            6.2%               4.2%
Medical - Biomedical and Genetic                         5.9%              14.9%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Baxter International, Inc.                               3.8%               1.2%
Sanofi-Synthelabo S.A                                    3.8%               1.9%
Biovail Corp. - New York Shares                          3.5%               2.5%
Bristol-Myers Squibb Co.                                 3.4%               1.3%
Cardinal Health, Inc.                                    3.2%               2.6%
American Home Products Corp.                             3.2%               2.5%
Teva Pharmaceutical Industries,
  Ltd. (ADR)                                             3.1%               1.5%
Cytyc Corp.                                              2.9%               1.9%
Pfizer, Inc.                                             2.8%               0.2%
Laboratory Corporation of
  America Holdings                                       2.6%               1.2%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 12/31/98*
(1.49)%            25.48%

Janus Global Life Sciences Fund - $16,964
S&P 500 Index - $10,451

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($16,964) as compared to the S&P 500 Index ($10,451).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the healthcare (which includes biotechnology) sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund concentrates in certain industry groups, which may react similarly to market development. As a result, this Fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 84.9%
Chemicals - Specialty - 1.1%
   1,025,170     Symyx Technologies, Inc.* ..................    $    28,602,243

Diagnostic Equipment - 2.9%
   3,313,685     Cytyc Corp.*,# .............................         78,037,282

Drug Delivery Systems - 2.2%
   1,000,200     Andrx Group, Inc.* .........................         59,011,800

Instruments - Scientific - 2.6%
     567,535     PerkinElmer, Inc. ..........................    $    37,973,767
     608,255     Waters Corp.* ..............................         31,750,911

                                                                      69,724,678

Life and Health Insurance - 1.9%
     474,450     CIGNA Corp. ................................         50,623,815

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  25

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Medical - Biomedical and Genetic - 5.9%
     444,370     Affymetrix, Inc.* ..........................    $    14,686,429
     718,000     Cellegy Pharmaceuticals, Inc.*,(ss),# ......          3,446,400
     594,020     Genzyme Corp.* .............................         64,730,359
   1,049,165     Immunomedics, Inc.* ........................         14,352,577
     646,875     Immunomedics, Inc.*,(ss) ...................          8,849,250
     442,976     Oxford GlycoSciences PLC*,** ...............          6,385,721
     651,835     Protein Design Labs, Inc.* .................         41,880,399
     854,400     Third Wave Technologies, Inc.*,(ss) ........          3,812,760

                                                                     158,143,895

Medical - Drugs - 34.3%
   1,008,815     Abbott Laboratories ........................         46,788,840
   1,464,380     American Home Products Corp. ...............         84,567,945
     796,789     Aventis S.A ................................         61,667,995
   2,370,215     Biovail Corp. - New York Shares* ...........         93,102,045
   1,644,140     Bristol-Myers Squibb Co. ...................         92,071,840
     540,570     CIMA Labs, Inc.*,# .........................         30,293,543
     533,060     Elan Corp. PLC (ADR)* ......................         26,732,959
     937,800     Ivax Corp.* ................................         37,558,890
      17,150     Novartis A.G ...............................         26,651,833
     923,955     OSI Pharmaceuticals, Inc.*,(ss) ............         47,435,850
   1,719,605     Pfizer, Inc. ...............................         74,458,896
   1,516,370     Priority Healthcare Corp.* .................         52,739,349
   1,705,475     Sanofi-Synthelabo S.A ......................        102,210,216
  23,647,415     SkyePharma PLC*,** .........................         30,451,654
     589,000     Takeda Chemical Industries, Ltd.** .........         28,416,560
   1,537,595     Teva Pharmaceutical Industries, Ltd. (ADR) .         83,722,048

                                                                     918,870,463

Medical - HMO - 6.2%
   1,778,090     Oxford Health Plans, Inc.* .................         55,298,599
     902,745     UnitedHealth Group, Inc. ...................         59,111,743
     537,485     Wellpoint Health Networks, Inc.* ...........         52,807,901

                                                                     167,218,243

Medical - Hospitals - 2.7%
     896,550     HCA-The Healthcare Corp. ...................         34,696,485
     823,995     Tenet Healthcare Corp.* ....................         36,783,137

                                                                      71,479,622

Medical - Wholesale Drug Distributors - 3.2%
   1,291,680     Cardinal Health, Inc. ......................         87,059,232

Medical Instruments - 4.7%
   1,309,745     Guidant Corp.* .............................         53,699,545
     595,230     Medtronic, Inc. ............................         26,547,258
     793,660     St. Jude Medical, Inc.* ....................         45,437,035

                                                                     125,683,838

Medical Labs and Testing Services - 3.4%
     495,855     Laboratory Corporation of America Holdings*          69,915,555
     173,285     Quest Diagnostics, Inc.* ...................         21,348,712

                                                                      91,264,267

Medical Products - 6.5%
   1,128,145     Baxter International, Inc. .................        102,830,417
     970,515     Becton, Dickinson and Co. ..................         31,396,160
     700,000     Cerus Corp.*,(ss),# ........................         38,885,000

                                                                     173,111,577

Retail - Drug Store - 1.1%
     678,095     Walgreen Co. ...............................    $    29,008,904

Therapeutics - 6.2%
   1,659,710     Cell Therapeutics, Inc.*,# .................         41,409,764
     640,045     CV Therapeutics, Inc.* .....................         30,280,529
     791,495     ILEX Oncology, Inc.*,# .....................         14,642,657
     692,505     Neurogen Corp.*,# ..........................         15,221,260
     420,745     NPS Pharmaceuticals, Inc.* .................         12,706,499
     608,055     NPS Pharmaceuticals, Inc.*,(ss) ............         18,363,261
     632,400     Titan Pharmaceuticals, Inc.*,(ss) ..........         22,292,100
     356,830     Trimeris, Inc.* ............................         12,549,711

                                                                     167,465,781
--------------------------------------------------------------------------------
Total Common Stock (cost $2,087,559,099) ....................      2,275,305,640
--------------------------------------------------------------------------------
Short-Term Corporate Note - 3.7%
                 General Electric Capital Corp.
$ 98,300,000       4.64%, 5/1/01 (amortized cost $98,300,000)         98,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 12.7%
                 Federal Home Loan Bank System:
  50,000,000       4.61%, 6/8/01 ............................         49,756,694
  50,000,000       4.61%, 6/21/01 ...........................         49,673,458
  95,000,000       4.16%, 6/27/01 ...........................         94,373,871
 100,000,000       4.54%, 7/6/01 ............................         99,250,000
                 Freddie Mac
  50,000,000       4.27%, 9/26/01 ...........................         49,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $342,093,968) ..........        342,179,023
--------------------------------------------------------------------------------
Total Investments (total cost $2,527,953,067) - 101.3% ......      2,715,784,663
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (1.3%)     (34,618,888)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,681,165,775
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             3.6%          $    96,914,805
France                                             6.0%              163,878,211
Ireland                                            1.0%               26,732,959
Israel                                             3.1%               83,722,048
Japan                                              1.0%               28,416,560
Switzerland                                        1.0%               26,651,833
United Kingdom                                     1.4%               36,837,375
United States++                                   82.9%            2,252,630,872
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,715,784,663

++Includes Short-Term Securities (66.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/14/01             6,700,000     $    9,586,360    $      235,840
British Pound 10/26/01            1,500,000          2,137,650             6,600
British Pound 11/9/01             8,300,000         11,825,010            51,930
Japanese Yen 5/7/01             600,000,000          4,854,687           352,968
Japanese Yen 11/9/01          1,100,000,000          9,098,662           129,526
--------------------------------------------------------------------------------
Total                                           $   37,502,369    $      776,864

See Notes to Schedules of Investments.

26  Janus Equity Funds  April 30, 2001

Janus Global Technology Fund (closed to new investors)
--------------------------------------------------------------------------------
[PHOTO]
Mike Lu
portfolio manager

For the six months ended April 30, 2001, Janus Global Technology Fund declined 39.76% versus the S&P 500 Index's loss of 12.06%.(1)

There's no question that the last six months have been difficult. Though the Federal Reserve reduced interest rates four times to bring the overnight lending rate to 4.50%, it did little to boost consumer or business confidence. Investors preferred to take a "wait-and-see" approach and kept money out of the market. Hardest hit was the technology sector, which was taken by surprise in mid-December when corporate spending in information technology came to an unprecedented halt. Meanwhile, companies continued to lower earnings expectations and announce layoffs, leaving the tech-laden Nasdaq Composite Index with a 37.20% drop for the period.

In this challenging environment, we focused more than ever on the industry's "enablers" - companies with cutting-edge software, hardware and services that are the most necessary to the largest number of companies. At a time when many corporations are buying on a need-only basis, that premise is crucial.

One such enabler is VERITAS Software, which remains one of our favorites despite being pulled down along with the broader market. During a time when clients are looking to reduce costs and get the most for their dollar, VERITAS' storage management software suite gives IT managers more control and flexibility over their resources. However, even with products that have a quick return on investment, VERITAS' orders may be affected if the economic downturn continues for a significant length of time. Thus, we're watching developing trends closely. In the meantime, the company's order pipeline continues to grow and it continues to gain market share as it provides mission-critical, value-added products to its customers.

Another name that meets our "need vs. want" criteria is Microsoft, which declined slightly but performed well on a relative basis. A significant portion of the company's revenue is subscription-based, which tends to be less susceptible to short-term fluctuations in purchasing trends. The subscription nature of the revenue base and the continuing rollouts of new products counteract concerns about the health of the PC and software upgrade cycles.

Meanwhile, anticipating additional spending cuts and subsequent rising inventories based on our customer-driven research, we utilized the brief market rally in January to take gains on some of our infrastructure holdings that have the weakest short-term demand visibility. Cisco Systems was one such company. The leading maker of computer-networking equipment announced in February that it expects its fiscal third-quarter sales to be flat to down 5% compared to the same period a year ago - the first such decline since Cisco went public. Cisco faced a double-whammy as telecom customer cutbacks in spending were augmented in December by a dramatic falloff in orders from enterprise customers. It's our belief that the resulting excess in component and system inventory will take a while to work through. Thus, while we continue to believe in the long-term growth prospects of the networking market, we have scaled back our position in Cisco.

As market volatility persists, it's important to keep in mind that due to current negative investor psychology, some companies are being punished despite unwavering business plans and strong managements. While we are sensitive to this short-term mindset, we continue to invest with a longer-term outlook. In my mind, those companies with the conviction and resources to continue to invest in their areas of expertise during severe market downturns will likely emerge from the current economic cycle with greater competitive strengths. Such long-held companies as Nokia, Sun Microsystems and Applied Materials are good examples. They are continuing with their investments during the downturn to further enhance their product lines and to generate greater operational efficiencies.

In the short term, we do not see signs of a fundamentally driven recovery in the tech sector. Frankly, we believe it will take some time for the oversupply situation to flow through the system and for end-customer demand to recover. During this period, however, we will continue to monitor short-term business developments and catalysts as we stay true to our goal of delivering long-term performance through detailed, company-by-company analysis. In the end, the companies we want to own today are the ones that are working to better position themselves for tomorrow.

As always, thank you for your continued investment and confidence in Janus Global Technology Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  27

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                75.1%              89.9%
  Foreign                                               28.5%              28.1%
  European                                               9.0%               8.0%
Top 10 Equities (% of Assets)                           28.6%              34.6%
Number of Stocks                                           81                 99
Cash, Cash Equivalents and
  Fixed-Income Securities                               24.9%              10.1%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Semiconductor Equipment                                  7.7%               3.7%
Electronic Components
  - Semiconductors                                       7.2%               6.0%
Telecommunication Equipment                              6.7%               8.7%
Cellular Telecommunications                              5.9%               5.0%
Electronic Components                                    5.4%               3.2%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                                5.0%               4.6%
Applied Materials, Inc.                                  3.6%               2.2%
China Mobile, Ltd. (ADR)                                 3.4%               2.2%
Microsoft Corp.                                          3.4%               0.9%
VERITAS Software Corp.                                   3.0%               3.7%
NTT DoCoMo, Inc.                                         2.5%               1.2%
Teradyne, Inc.                                           2.3%               1.5%
Sun Microsystems, Inc.                                   1.9%               4.7%
ASM Lithography Holding N.V
  - New York Shares                                      1.8%               0.9%
NEC Corp.                                                1.7%               1.3%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Since 12/31/98*
(48.95)%           24.47%

Janus Global Technology Fund - $16,649
S&P 500 Index - $10,451

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Global Technology Fund ($16,649) as compared to the S&P 500 Index ($10,451).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund may invest a significant portion of its assets in industry groups, which may react similarly to market development. As a result, this Fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 74.1%
Aerospace and Defense - 0.8%
     660,540     Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    29,598,797

Applications Software - 4.1%
   1,951,965     Microsoft Corp.* ...........................    $   132,245,629
   2,956,816     Satyam Computer Services, Ltd.* ............         13,653,880
     229,505     Siebel Systems, Inc.* ......................         10,460,838

                                                                     156,360,347

See Notes to Schedules of Investments.

28  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Building Products - Doors and Windows - 0.2%
     690,000     Nippon Sheet Glass Company, Ltd.** .........    $     6,758,408

Business To Business/E-Commerce - 0.9%
   2,037,715     i2 Technologies, Inc.* .....................         35,476,618

Cellular Telecommunications - 5.9%
   5,243,880     China Mobile, Ltd. (ADR)*,** ...............        132,775,042
       4,605     NTT DoCoMo, Inc.** .........................         94,683,280

                                                                     227,458,322

Communications Software - 0.4%
   2,307,692     Yipes Communication Group, Inc.(ss) ........         14,999,998

Computer Aided Design - 1.0%
   1,935,475     Cadence Design Systems, Inc.* ..............         40,064,332

Computer Services - 1.1%
     397,030     Electronic Data Systems Corp. ..............         25,608,435
   1,261,863     Logica PLC .................................         18,054,976

                                                                      43,663,411

Computers - 3.6%
     746,275     Compaq Computer Corp. ......................         13,059,812
     172,350     IBM Corp. ..................................         19,844,379
  41,870,000     Legend Holdings, Ltd.** ....................         33,285,592
   4,227,690     Sun Microsystems, Inc.* ....................         72,378,053

                                                                     138,567,836

Computers - Integrated Systems - 0.9%
     928,810     Brocade Communications Systems, Inc.* ......         35,285,492

Computers - Memory Devices - 3.7%
     741,500     EMC Corp.* .................................         29,363,400
   1,904,530     VERITAS Software Corp.* ....................        113,529,033

                                                                     142,892,433

Consulting Services - 0.6%
   1,570,150     KPMG Consulting, Inc.* .....................         24,510,042

Distribution and Wholesale - 0.2%
   7,690,000     Global Tech Holdings, Ltd.** ...............          6,014,753

Diversified Operations - 0.4%
   5,149,000     Citic Pacific, Ltd.** ......................         14,821,797

Electronic Components - 5.4%
   1,076,675     Celestica, Inc. - New York Shares* .........         55,018,093
   3,619,000     NEC Corp.** ................................         66,060,990
     358,820     Samsung Electronics** ......................         62,391,613
     348,630     Samsung SDI Company, Ltd.** ................         14,479,920
     374,735     Sanmina Corp.* .............................         10,923,525

                                                                     208,874,141

Electronic Components - Semiconductors - 6.7%
   1,624,605     Advanced Micro Devices, Inc.* ..............         50,362,755
   4,277,449     ARM Holdings PLC* ..........................         23,495,660
     210,260     Micron Technology, Inc.* ...................          9,541,599
     420,830     NVIDIA Corp.* ..............................         35,055,139
     370,749     STMicroelectronics N.V. - New York Shares**          14,996,797
   1,221,725     Texas Instruments, Inc. ....................         47,280,758
     571,565     Transmeta Corp.* ...........................          9,968,094
   1,387,325     Xilinx, Inc.* ..............................         65,856,318

                                                                     256,557,120

Enterprise Software and Services - 2.4%
   1,247,070     Micromuse, Inc.* ...........................    $    61,729,965
   1,888,650     Oracle Corp.* ..............................         30,520,584

                                                                      92,250,549

Entertainment Software - 1.0%
     677,720     Electronic Arts, Inc.* .....................         38,372,506

Identification Systems and Devices - 0.6%
     747,662     Symbol Technologies, Inc. ..................         23,551,353

Internet Security - 1.8%
     565,485     Check Point Software Technologies, Ltd.* ...         35,472,874
     622,443     VeriSign, Inc.* ............................         31,918,877

                                                                      67,391,751

Medical - Biomedical and Genetic - 0.4%
     450,000     Affymetrix, Inc.* ..........................         14,872,500

Medical - Drugs - 0.6%
     619,070     Schering-Plough Corp. ......................         23,858,958

Multimedia - 1.3%
     539,410     AOL Time Warner, Inc.* .....................         27,240,205
     746,520     Walt Disney Co. ............................         22,582,230
                                                                      49,822,435

Network Software - 0.1%
     400,000     Universal Access, Inc.* ....................          1,864,000

Networking Products - 1.5%
   2,386,970     Cisco Systems, Inc.* .......................         40,530,751
     440,130     ONI Systems Corp.* .........................         15,813,871

                                                                      56,344,622
Pipelines - 1.0%
     588,205     Enron Corp. ................................         36,892,218

Semiconductor Components/Integrated Circuits - 3.5%
   1,500,000     Advanced Semiconductor
                   Engineering, Inc. (ADR)* .................          6,000,000
     862,495     Integrated Device Technology, Inc.* ........         33,783,929
     370,920     Linear Technology Corp. ....................         17,818,997
     781,280     Maxim Integrated Products, Inc.* ...........         39,923,408
     502,101     Taiwan Semiconductor Manufacturing
                   Company, Ltd. (ADR)* .....................         12,170,928
     768,685     Vitesse Semiconductor Corp.* ...............         26,058,421

                                                                     135,755,683

Semiconductor Equipment - 7.7%
   2,558,800     Applied Materials, Inc.* ...................        139,710,480
   2,487,835     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         67,345,693
   2,213,860     Teradyne, Inc.* ............................         87,447,470

                                                                     294,503,643

Telecommunication Equipment - 6.7%
   2,950,480     Datacraft Asia, Ltd. .......................         15,047,448
     398,700     Digital Lightwave, Inc.* ...................         16,785,270
     350,000     Matsushita Communication Industrial
                   Company, Ltd.** ..........................         19,265,794
     252,900     Nokia Oyj** ................................          8,362,958
   5,401,385     Nokia Oyj (ADR)** ..........................        184,673,353
     518,260     Sonus Networks, Inc.* ......................         13,194,900

                                                                     257,329,723

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  29

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Equipment - Fiber Optics - 2.4%
     565,780     Avanex Corp.* ..............................    $     8,152,890
     967,035     CIENA Corp.* ...............................         53,244,947
   1,370,390     JDS Uniphase Corp.* ........................         29,298,938
     753,105     Oplink Communications, Inc.* ...............          3,388,973

                                                                      94,085,748

Telecommunication Services - 0.4%
   2,990,670     Metromedia Fiber Network, Inc. - Class A* ..         15,222,510

Telephone - Integrated - 3.2%
     963,035     America Movil S.A. de C.V. - Series L (ADR)*         17,719,844
     391,495     Level 3 Communications, Inc.* ..............          5,570,974
   2,853,014     McLeodUSA, Inc. - Class A* .................         25,249,174
     994,860     SBC Communications, Inc. ...................         41,037,975
     963,035     Telefonos de Mexico S.A. (ADR) .............         33,321,011

                                                                     122,898,978

Web Hosting/Design - 0.6%
   2,442,425     Exodus Communications, Inc.* ...............         23,447,280

Wire and Cable Products - 1.8%
     734,000     Fujikura, Ltd.** ...........................          5,793,095
   4,492,000     Furukawa Electric Company, Ltd.** ..........         53,634,188
     935,000     Sumitomo Electric Industries, Ltd.** .......         11,564,981

                                                                      70,992,264

Wireless Equipment - 1.2%
   1,880,650     Crown Castle International Corp.* ..........         46,057,119
--------------------------------------------------------------------------------
Total Common Stock (cost $2,597,891,549) ....................      2,847,417,687
--------------------------------------------------------------------------------
Corporate Bonds - 5.2%
Applications Software - 0.4%
$ 17,900,000     Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ ...........         16,289,000

Business To Business/E-Commerce - 0.4%
  17,500,000     i2 Technologies, Inc., 5.25%
                   convertible subordinated notes
                   due 12/15/06+ ............................         14,743,750

Cable Television - 0.8%
  33,930,000     Telewest Communications PLC, 9.875%
                   senior notes, due 2/1/10 .................         30,961,125

Computers - Memory Devices - 0.4%
   8,000,000     VERITAS Software Corp., 1.856%
                   convertible discount notes, due 8/13/06 ..         13,960,000

Electronic Components - Semiconductors - 0.5%
   7,825,000     International Rectifier Corp., 4.25%
                   subordinated notes, due 7/15/07 ..........          7,805,437
  10,870,000     NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................         12,609,200

                                                                      20,414,637

Enterprise Software and Services - 0.4%
  11,000,000     BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ............................         15,482,500

Networking Products - 0.6%
$ 31,700,000     Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA),(DELTA) ..    $     6,340,000
  21,010,000     Juniper Networks Inc., 4.75%
                   subordinated notes, due 3/15/07 ..........         16,886,787

                                                                      23,226,787

Telecommunication Equipment - Fiber Optics - 0.1%
   3,000,000     CIENA Corp., 3.75%
                   senior notes, due 2/1/08 .................          2,613,750

Telecommunication Services - 0.2%
   9,000,000     Global Crossing Holdings, Ltd., 9.50%
                   senior notes, due 11/15/09 ...............          8,370,000

Telephone - Integrated - 1.1%
                 Level 3 Communications, Inc.:
   8,400,000       11.00%, senior notes, due 3/15/08 ........          5,775,000
   7,500,000       6.00%, convertible subordinated
                   debentures, due 3/15/10 ..................          2,587,500
  39,030,000     NTL, Inc., 11.50%
                   senior notes, due 2/1/06(OMEGA) ..........         32,980,350

                                                                      41,342,850

Web Hosting/Design - 0.3%
                 Exodus Communications, Inc.:
   6,155,000       11.25%, senior notes, due 7/1/08 .........          4,770,125
  15,000,000       4.75%, convertible subordinated notes
                   due 7/15/08+ .............................          8,287,500

                                                                      13,057,625
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $236,209,541) ...................        200,462,024
--------------------------------------------------------------------------------
Preferred Stock - 1.0%
Telephone - Integrated - 0.2%
      28,000     McLeodUSA, Inc. - Series A
                   convertible, 6.75% .......................          7,000,000

Wireless Equipment - 0.8%
     748,335     Crown Castle International Corp.
                   convertible, 6.25% .......................         31,617,154
--------------------------------------------------------------------------------
Total Preferred Stock (cost $44,416,750) ....................         38,617,154
--------------------------------------------------------------------------------
Repurchase Agreement - 4.0%
$152,400,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $152,419,643
                   collateralized by $522,956,267 in
                   U.S. Government Agencies, 0%-19.5937%,
                   10/26/01-5/1/31; with a value of
                   $155,448,073 (cost $152,400,000) .........        152,400,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.6%
                 General Electric Capital Corp.
 101,700,000       4.64%, 5/1/01
                   (amortized cost $101,700,000) ............        101,700,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

30  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 12.4%
                 Federal Home Loan Bank System:
$ 50,000,000       5.05%, 5/14/01 ...........................    $    49,908,820
  50,000,000       5.10%, 5/15/01 ...........................         49,900,833
  50,000,000       5.01%-5.03%, 5/31/01 .....................         49,790,833
  50,000,000       5.01%, 6/11/01 ...........................         49,714,708
 180,000,000       4.16%-4.17%, 6/27/01 .....................        178,813,608
  50,000,000       4.55%, 6/28/01 ...........................         49,633,472
                 Freddie Mac
  50,000,000       4.27%, 9/26/01 ...........................         49,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $476,884,553) ..........        476,887,274
--------------------------------------------------------------------------------
Total Investments (total cost $3,609,502,393) - 99.3% .......      3,817,484,139
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7%         27,675,592
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 3,845,159,731
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.2%          $     8,370,000
Brazil                                             0.8%               29,598,797
Canada                                             1.4%               55,018,093
Finland                                            5.1%              193,036,311
France                                             0.4%               14,996,797
Hong Kong                                          4.9%              186,897,184
India                                              0.4%               13,653,880
Israel                                             0.9%               35,472,874
Japan                                              6.7%              257,760,736
Mexico                                             1.3%               51,040,855
Netherlands                                        1.8%               67,345,693
Singapore                                          0.4%               15,047,448
South Korea                                        2.0%               76,871,533
Taiwan                                             0.5%               18,170,928
United Kingdom                                     1.9%               72,511,761
United States++                                   71.3%            2,721,691,249
--------------------------------------------------------------------------------
Total                                            100.0%          $ 3,817,484,139

++Includes Short-Term Securities (52.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 11/2/01                     45,000,000     $   39,847,500    $      558,000
Hong Kong Dollar
  5/7/01                        245,000,000         31,416,701           (5,113)
Hong Kong Dollar
  5/10/01                       539,000,000         69,118,515            32,810
Hong Kong Dollar
  11/9/01                       395,200,000         50,648,485            10,063
Japanese Yen 5/7/01           8,800,000,000         71,202,077        15,046,220
Japanese Yen 10/26/01         1,300,000,000         10,735,214           222,675
Japanese Yen 11/2/01          7,500,000,000         61,985,008         (509,598)
Japanese Yen 11/9/01          6,704,700,000         55,457,997         (536,772)
South Korean Won
  10/22/01                   47,200,000,000         35,595,777           391,147
--------------------------------------------------------------------------------
Total                                           $  426,007,274    $   15,209,432

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  31

Janus Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

For the six months ended April 30, 2001, Janus Growth and Income Fund lost 13.53%, slightly lagging its benchmark, the S&P 500 Index, which returned a negative 12.06%.(1) This performance earned the Fund a top-quartile ranking for the twelve months ended April 30, 2001, placing it 87th out of 740 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company.(2)

Relentless volatility in equity markets took its toll on technology and nontechnology stocks alike during the period. A deteriorating earnings picture, mounting job layoffs, declining manufacturing activity and high energy prices triggered the extreme swings, made worse by an economy that appeared to be headed toward a recession.

Although Federal Reserve policymakers left interest rates unchanged in November and December, they took aggressive action in early January, surprising investors by lowering rates a half point. Amid growing signs of economic weakness, that inter-meeting move was later followed by three additional half-percent cuts. However, these efforts did little to bolster the confidence of investors, who feared the reductions were too little, too late. All three major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

Naturally, I am not pleased with our unsatisfactory performance. As I've stressed before, my goal is and always has been to beat the S&P 500 Index. The good news is, with the boom and bust in technology behind us, the market has clearly broadened out. Given the Fund's emphasis on an eclectic and diverse group of attractively priced, well-managed companies, I believe this "stock-picker's market" offers enormous opportunities as it plays to our strengths.

Although a disappointment for the period, top holding Citigroup has everything we look for in a company. The global platform of this financial services powerhouse is diversified and well-balanced, with half of its revenues coming from its U.S. businesses and the other half from its international operations. Citigroup's greatest prospects for growth, however, lie outside U.S. borders. With billions in excess capital and a huge amount of free cash flow, the company has continued to make strategic acquisitions and buy back stock. Despite the recent dip in its share price, I have tremendous faith in Citigroup's business plan and its sharp, shareholder-oriented management team.

EMC Corp. also worked against us. Shares of the leading enterprise storage system maker dropped after the company reported that annual sales could grow less than previously forecast if the economy continues to weaken. Later, an earnings warning from software giant Oracle Corp. caused EMC's stock to retreat even further. Still, with businesses facing the monumental challenge of managing ever-increasing amounts of electronic data, EMC, as the clear leader in the storage market, stands to benefit. Ultimately, whether EMC grows 20% a year or 50% a year may well depend on the health of the economy.

On the plus side, Burlington Resources was a winner. The major U.S. independent natural gas producer reaped the rewards of both robust demand from utilities and limited supply due to strict environmental regulations. As proof, Burlington announced record first-quarter results, quadrupling its earnings over the same period last year. To build on this growth, the company has ceased production in low-output fields, so its overall return on capital is higher. What's more, Burlington is attractively valued relative to its peers and has improved its cost structure in order to realize positive returns regardless of swings in the price of natural gas.

Household International posted solid results as well. Over the past couple of years, the consumer lender, better known in the U.S. by the names HFC and Beneficial, has altered its business mix so two-thirds of its portfolio is secured by real estate. This strategic move has helped Household International avoid losses and achieve consistent earnings growth as the economy has cooled. Driving home this point, early this year Household International reported that full-year earnings per share were up 16%, the highest ever in its 122-year history.

Looking ahead, while I view the Federal Reserve's four rate cuts as a definite step in the right direction, it will take a few months to turn this battleship of an economy around. That said, we are using market volatility to our advantage, employing our rigorous, hands-on approach as we seek out a variety of compelling investments able to grow in a slower-growth economy.

Thank you for your investment in Janus Growth and Income Fund.

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a Large-Cap Growth Funds (LCGE) as one that "invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index." As of April 30, 2001, Janus Growth and Income Fund ranked 5/285 for the 5-year period. The ranking is based on total return, including reinvestment of dividends and capital gains for the stated period.

Past performance does not guarantee future results.

32  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                80.1%             77.2%
  Foreign                                                7.1%              8.9%
    European                                             5.6%              7.0%
Fixed-Income Securities
  U.S. Government Obligations                            3.7%              3.1%
  Investment-Grade
    Corporate Bonds                                      4.8%              4.4%
  High-Yield/High-Risk
    Corporate Bonds                                      1.7%              2.4%
  Preferred Stock                                        2.5%              3.4%
Top 10 Equities (% of Assets)                           27.2%             29.0%
Number of Stocks                                           84                80
Cash and Cash Equivalents                                7.2%              9.5%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Diversified Financial Services                           5.9%              3.3%
Diversified Operations                                   5.2%              4.1%
Medical - Drugs                                          5.1%              1.3%
Multimedia                                               5.1%              4.3%
Pipelines                                                4.4%              3.6%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Citigroup, Inc.                                          3.9%              1.7%
General Electric Co.                                     3.1%              3.5%
Comcast Corp. - Special Class A                          3.1%              2.4%
AOL Time Warner, Inc.                                    3.0%              2.6%
Enron Corp.                                              2.7%              3.4%
AT&T Corp./Liberty Media
  Group - Class A                                        2.7%              2.5%
Exxon Mobil Corp.                                        2.4%              1.6%
Nokia Oyj (ADR)                                          2.2%              3.4%
Viacom, Inc. - Class B                                   2.1%              1.1%
Bristol-Myers Squibb Co.                                 2.0%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/15/91*
(17.27)%           21.32%              19.39%

Janus Growth and Income Fund - $58,442
S&P 500 Index - $41,973

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($58,442) as compared to the S&P 500 Index ($41,973).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 80.1%
Aerospace and Defense - 0.8%
     951,295     Boeing Co. .................................    $    58,790,031

Audio and Video Products - 0.5%
     526,800     Sony Corp.** ...............................         39,402,854

Automotive - Cars and Light Trucks - 0.5%
   1,284,273     BMW A.G.** .................................         42,810,219

Beverages - Non-Alcoholic - 0.5%
     887,715     PepsiCo, Inc. ..............................    $    38,890,794

Brewery - 1.1%
   2,182,535     Anheuser-Busch Companies, Inc. .............         87,279,575

Broadcast Services and Programming - 2.7%
  13,080,969     AT&T Corp./Liberty Media Group - Class A* ..        209,295,504

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  33

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 4.2%
   5,519,640     Comcast Corp. - Special Class A* ...........    $   242,367,392
   1,931,165     Cox Communications, Inc. - Class A* ........         87,887,319

                                                                     330,254,711

Casino Hotels - 0.8%
   5,641,860     Park Place Entertainment Corp.* ............         62,737,483

Cellular Telecommunications - 0.3%
   1,146,955     AT&T Wireless Group, Inc.* .................         23,053,795

Chemicals - Diversified - 1.6%
   2,392,195     E.I. du Pont de Nemours and Co. ............        108,103,292
   1,568,470     Solutia, Inc. ..............................         19,919,569

                                                                     128,022,861

Commercial Services - Financial - 0.8%
   1,878,615     Paychex, Inc. ..............................         64,924,934

Computer Services - 0.6%
     429,570     Arbitron, Inc.* ............................          8,969,422
   2,147,850     Ceridian Corp.* ............................         38,661,300

                                                                      47,630,722

Computers - 0.9%
   2,690,330     Apple Computer, Inc.* ......................         68,576,512

Computers - Memory Devices - 2.5%
   3,401,355     EMC Corp.* .................................        134,693,658
     984,615     VERITAS Software Corp.* ....................         58,692,900

                                                                     193,386,558

Consulting Services - 0.2%
     944,165     KPMG Consulting, Inc.* .....................         14,738,416

Cosmetics and Toiletries - 1.0%
   1,339,730     Procter & Gamble Co. .......................         80,450,786

Cruise Lines - 0.6%
   2,419,804     Royal Caribbean Cruises, Ltd. ..............         49,315,606

Diversified Financial Services - 3.9%
   6,331,631     Citigroup, Inc. ............................        311,199,664

Diversified Operations - 5.2%
      21,595     Berkshire Hathaway, Inc. - Class B* ........         49,128,625
   5,028,045     General Electric Co. .......................        244,011,024
   1,176,855     Honeywell International, Inc. ..............         57,524,672
     191,750     Minnesota Mining and Manufacturing Co. .....         22,820,168
     659,390     Textron, Inc. ..............................         34,960,858

                                                                     408,445,347

E-Commerce/Services - 0.1%
     215,110     TMP Worldwide, Inc.* .......................         10,376,906

Electric - Integrated - 0.5%
     748,690     Duke Energy Corp. ..........................         35,008,744

Electronic Components - Semiconductors - 3.3%
   3,237,615     Advanced Micro Devices, Inc.* ..............        100,366,065
   1,416,145     Intel Corp. ................................         43,773,042
   3,058,885     Texas Instruments, Inc. ....................        118,378,850

                                                                     262,517,957

Entertainment Software - 0.5%
     759,715     Electronic Arts, Inc.* .....................         43,015,063

Finance - Commercial - 1.2%
   2,500,560     CIT Group, Inc. - Class A ..................    $    91,770,552

Finance - Consumer Loans - 1.5%
   1,889,660     Household International, Inc. ..............        120,976,033

Finance - Investment Bankers/Brokers - 0.8%
     309,840     Goldman Sachs Group, Inc. ..................         28,226,424
     524,345     Merrill Lynch & Company, Inc. ..............         32,352,087

                                                                      60,578,511

Food - Diversified - 0.3%
     219,025     Quaker Oats Co. ............................         21,245,425

Food - Retail - 0.1%
     352,750     Albertson's, Inc. ..........................         11,781,850

Human Resources - 0%
     130,775     Robert Half International, Inc.* ...........          3,635,545

Insurance Brokers - 1.5%
   1,195,530     Marsh & McLennan Companies, Inc. ...........        115,296,913

Internet Brokers - 0.8%
   3,050,250     Charles Schwab Corp. .......................         60,394,950

Internet Security - 0.6%
     920,370     VeriSign, Inc.* ............................         47,196,574

Life and Health Insurance - 3.0%
   3,108,385     American General Corp. .....................        135,556,670
   2,683,590     John Hancock Financial Services, Inc. ......         99,695,368

                                                                     235,252,038
Medical - Drugs - 5.1%
   1,000,000     Allergan, Inc. .............................         76,000,000
   2,790,750     Bristol-Myers Squibb Co. ...................        156,282,000
     958,955     Merck & Company, Inc. ......................         72,851,811
   2,318,240     Pfizer, Inc. ...............................        100,379,792

                                                                     405,513,603

Medical Instruments - 1.9%
   1,254,850     Guidant Corp.* .............................         51,448,850
   2,175,130     Medtronic, Inc. ............................         97,010,798

                                                                     148,459,648

Money Center Banks - 1.9%
     772,730     Bank of America Corp. ......................         43,272,880
   1,771,800     First Union Corp. ..........................         53,100,846
   1,117,040     J.P. Morgan Chase & Co. ....................         53,595,579

                                                                     149,969,305

Motorcycle and Motor Scooter Manufacturing - 0.6%
   1,096,675     Harley-Davidson, Inc. ......................         50,545,751

Multi-Line Insurance - 2.6%
   1,492,425     American International Group, Inc. .........        122,080,365
     914,210     PartnerRe, Ltd. ............................         44,823,716
     111,630     Zurich Financial Services A.G.** ...........         39,701,706

                                                                     206,605,787

Multimedia - 5.1%
   4,759,602     AOL Time Warner, Inc.* .....................        240,359,901
   3,150,100     Viacom, Inc. - Class B* ....................        163,994,206

                                                                     404,354,107

See Notes to Schedules of Investments.

34  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Networking Products - 0.3%
   1,369,810     Cisco Systems, Inc.* .......................    $    23,259,374

Oil Companies - Exploration and Production - 1.4%
   2,414,835     Burlington Resources, Inc. .................        114,004,360

Oil Companies - Integrated - 2.8%
     926,795     Conoco, Inc. - Class A .....................         28,072,621
   2,140,005     Exxon Mobil Corp. ..........................        189,604,443

                                                                     217,677,064
Pipelines - 4.4%
   1,514,190     El Paso Corp. ..............................        104,176,272
   3,438,035     Enron Corp. ................................        215,633,555
     500,000     Kinder Morgan, Inc. ........................         29,350,000

                                                                     349,159,827

Printing - Commercial - 0.5%
   1,127,850     Valassis Communications, Inc.* .............         39,869,497

Retail - Apparel and Shoe - 0.5%
   1,491,195     Gap, Inc. ..................................         41,321,013

Retail - Jewelry - 0.2%
     500,525     Tiffany & Co. ..............................         16,227,021

Retail - Restaurants - 0.4%
   1,257,960     McDonald's Corp. ...........................         34,593,900

Semiconductor Components/Integrated Circuits - 2.3%
     999,110     Linear Technology Corp. ....................         47,997,244
   2,638,850     Maxim Integrated Products, Inc.* ...........        134,845,235

                                                                     182,842,479

Super-Regional Banks - 1.2%
   4,386,905     U.S. Bancorp ...............................         92,914,648

Telecommunication Equipment - 2.6%
   5,095,530     Nokia Oyj (ADR)** ..........................        174,216,171
   4,363,434     Telefonaktiebolaget L.M. Ericsson A.B.
                   - Class B ................................         28,038,731

                                                                     202,254,902

Telephone - Integrated - 2.7%
     458,210     America Movil S.A. de C.V. - Series L (ADR)*          8,431,064
   8,008,090     McLeodUSA, Inc. - Class A* .................         70,871,597
   4,618,417     Telefonica S.A.*,** ........................         78,122,075
     458,210     Telefonos de Mexico S.A. (ADR) .............         15,854,066
     741,755     Verizon Communications, Inc. ...............         40,848,448

                                                                     214,127,250

Toys - 0.7%
   3,209,290     Mattel, Inc. ...............................         51,830,033
--------------------------------------------------------------------------------
Total Common Stock (cost $5,453,709,195) ....................      6,323,783,002
--------------------------------------------------------------------------------
Corporate Bonds - 6.5%
Automotive - Cars and Light Trucks - 0.2%
$ 18,725,000     DaimlerChrysler N.A. Holdings Corp., 6.67%
                   company guaranteed notes, due 2/15/02 ....         19,029,281

Cellular Telecommunications - 0.2%
$  8,100,000     Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 ...............    $     6,702,750
   5,000,000     VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 ...............          5,700,000

                                                                      12,402,750

Diversified Financial Services - 2.0%
                 General Electric Capital Corp.:
  71,860,000       7.00%, notes, due 3/1/02 .................         73,387,025
  30,765,000       7.00%, notes, due 2/3/03 .................         31,841,775
  12,850,000       6.81%, notes, due 11/3/03 ................         13,364,000
  26,635,000       5.375%, notes, due 4/23/04 ...............         26,734,881
   9,000,000       5.35%, notes, due 3/30/06 ................          8,887,500

                                                                     154,215,181

Enterprise Software and Services - 0.3%
  19,074,000     BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ............................         26,846,655

Finance - Auto Loans - 0.4%
                 Ford Motor Credit Co.:
  25,975,000       6.55%, notes, due 9/10/02 ................         26,462,031
   7,200,000       6.875%, notes, due 2/1/06 ................          7,326,000

                                                                      33,788,031

Finance - Investment Bankers/Brokers - 0.3%
                 Merrill Lynch & Company, Inc.:
  11,605,000       6.80%, notes, due 11/3/03 ................         11,996,669
   9,600,000       6.15%, notes, due 1/26/06 ................          9,612,000

                                                                      21,608,669

Food - Retail - 0.1%
   9,700,000     Safeway, Inc., 7.00%
                   notes, due 9/15/02 .......................          9,894,000

Oil Companies - Exploration and Production - 0.1%
  16,150,000     Devon Energy Corp., 0%
                   convertible debentures, due 6/27/20 ......          7,994,250

Radio - 0%
   3,000,000     Chancellor Media Corp., 8.125%
                   senior subordinated notes, due 12/15/07 ..          3,105,000

Retail - Discount - 0.9%
  69,000,000     Wal-Mart Stores, Inc., 6.875%
                   notes, due 8/1/02 ........................         70,725,000

Super-Regional Banks - 0.2%
  15,000,000     Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ..........         15,356,250

Telecommunication Services - 0.2%
     825,000     Allegiance Telecom, Inc., 12.875%
                   senior notes, due 5/15/08 ................            775,500
   8,000,000     Global Crossing Holdings, Ltd., 9.625%
                   company guaranteed notes, due 5/15/08 ....          7,600,000
  10,000,000     Qwest Capital Funding, Inc., 7.75%
                   notes, due 8/15/06+ ......................         10,500,000

                                                                      18,875,500

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  35

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telephone - Integrated - 0.8%
$ 14,500,000     CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ......................    $    15,170,625
                 NTL, Inc.:
   9,702,000       7.00%, convertible subordinated notes
                   due 12/15/08 .............................          9,265,410
  57,200,000       5.75%, convertible subordinated notes
                   due 12/15/09+ ............................         33,313,685

                                                                      57,749,720

Toys - 0.3%
                 Mattel, Inc.:
   7,090,000       6.00%, notes, due 7/15/03 ................          6,886,163
  13,900,000       6.125%, notes, due 7/15/05 ...............         12,961,750

                                                                      19,847,913

Web Hosting/Design - 0%
   2,785,000     Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 .................          2,158,375

Wireless Equipment - 0.5%
  42,740,000     American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ..........         38,145,450
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $528,210,033) ...................        511,742,025
--------------------------------------------------------------------------------
Preferred Stock - 2.5%
Automotive - Cars and Light Trucks - 1.0%
     245,470     Porsche A.G.** .............................         80,302,126

Electric - Integrated - 1.5%
   1,535,004     Reliant Energy, Inc., convertible, 2.00%
                   (AOL Time Warner, Inc.) ..................        118,579,059
--------------------------------------------------------------------------------
Total Preferred Stock (cost $176,837,170) ...................        198,881,185
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.7%
                 U.S. Treasury Notes:
$ 98,000,000       5.25%, due 8/15/03 .......................         99,760,080
 190,100,000       5.25%, due 5/15/04 .......................        193,350,710
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $290,053,431) .......        293,110,790
--------------------------------------------------------------------------------
Time Deposit - 3.4%
                 SouthTrust Bank EDT
 269,000,000       4.6875%, 5/1/01 (cost $269,000,000) ......        269,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 3.8%
                 Fannie Mae
  50,000,000       5.11%, 5/3/01 ............................         49,985,806
                 Federal Home Loan Bank System:
  25,000,000       5.03%, 5/31/01 ...........................         24,895,208
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
 100,000,000       4.74%, 7/13/01 ...........................         99,125,000
  50,000,000       4.40%, 8/17/01 ...........................         49,375,000
  50,000,000       4.95%, 8/28/01 ...........................         49,312,500
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $297,311,854) ..........        297,565,299
--------------------------------------------------------------------------------
Total Investments (total cost $7,015,121,683) - 100% ........      7,894,082,301
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - 0% .        (2,809,673)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 7,891,272,628
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            0.7%          $    52,423,716
Finland                                            2.2%              174,216,171
Germany                                            1.6%              123,112,345
Japan                                              0.5%               39,402,854
Mexico                                             0.3%               24,285,130
Spain                                              1.0%               78,122,075
Sweden                                             0.3%               28,038,731
Switzerland                                        0.5%               39,701,706
United States++                                   92.9%            7,334,779,573
--------------------------------------------------------------------------------
Total                                            100.0%          $ 7,894,082,301

++Includes Short-Term Securities (85.7% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/14/01                     63,500,000     $   56,362,600    $    2,825,750
Euro 10/26/01                    84,500,000         74,824,750           718,250
Euro 11/2/01                     48,400,000         42,858,200           110,135
Euro 11/9/01                     42,900,000         37,987,950         1,123,230
Japanese Yen 10/26/01         1,510,000,000         12,469,363           113,970
Japanese Yen 11/9/01          2,900,000,000         23,987,381           341,478
Swiss Franc 10/26/01             55,000,000         31,921,068           975,833
--------------------------------------------------------------------------------
Total                                           $  280,411,312    $    6,208,646

See Notes to Schedules of Investments.

36  Janus Equity Funds  April 30, 2001

Janus Mercury Fund

[PHOTO]
Warren Lammert
portfolio manager

Janus Mercury Fund lost 26.24% during the six-month period ended April 30, 2001, a disappointing performance that placed us behind the 12.06% loss recorded by our benchmark, the S&P 500 Index.(1)

Markets were volatile throughout the period as investors reacted to news that the economy was slowing more quickly than most analysts expected. By November it had become clear that the U.S. was facing a dramatic slowdown - if not an outright recession - as the confluence of a wide range of independent but interrelated forces caused economic growth to slow sharply.

The result was a flood of negative revenue and earnings pre-announcements by companies across the economic spectrum as well as an almost complete lack of near-term earnings visibility. While a wide range of the Fund's holdings gave ground in this turbulent environment, declines were particularly intense among our technology holdings. Although we were surprised by the speed and severity of the sector's decline and are perhaps guilty of remaining too long in the optimists' camp, we had begun reviewing our exposure to some of the industry's most marginal players before the market recorded its steepest losses. Against an increasingly harsh economic backdrop and growing lack of visibility concerning when a turnaround might occur, we sold our positions in companies such as Internet advertiser Doubleclick when it became apparent that investor sentiment was shifting against them.

Our Internet infrastructure positions suffered the same fate. Although Web traffic continues to double every 90 days, the bloom is clearly off the rose in terms of the rate of adoption of the Internet - particularly as far as capital markets are concerned. This worked against a number of holdings such as Cisco Systems and Exodus Communications, two companies we also chose to exit during the period in response to the increasingly difficult environment.

We also modestly reduced our exposure to wireless, another area that produced mixed results for the Fund. However, industry fundamentals remain intact and we have therefore chosen to maintain our exposure to several carefully-chosen companies. For example, despite concerns earlier in the year that growth rates were slowing, the worldwide subscriber base expanded by nearly 50% during 2000, matching rates seen during the last five years. Wireless handset leader Nokia - which remains one of the Fund's largest holdings - was a clear beneficiary. The company has used the recent turmoil as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side of the business. As a result, Nokia has further bolstered its already strong competitive position and is clearly breaking away as the cellular industry's leading player despite the stock's disappointing performance.

Meanwhile, our recent efforts to provide a measure of balance to the Fund paid off during the period, particularly in the area of energy and energy services. Temporary trends such as higher commodity prices and a return to normal weather conditions after several years of abnormally warm winters have joined longer-term trends such as deregulation and a preference among power producers for gas-fired power plants to create a substantial imbalance between the supply and demand for natural gas. This worked to the advantage of natural gas producers such as Burlington Resources and Dominion Resources, two of our top performers during the period.

In closing, the last six months have witnessed an almost complete reversal of the trends that sent fast-growing stocks sharply higher throughout much of the last three years. Then, investors were celebrating the robust economy and a constant stream of upward earnings revisions by taking stock prices continuously higher. Meanwhile, the Federal Reserve was compelled to ratchet interest rates up in an effort to cool growth before it became inflationary.

By contrast, this year has seen almost the exact opposite. Economic weakness has forced companies nearly across the board to rein in earnings estimates, and investors responded by selling shares indiscriminately. For its part, the Federal Reserve suddenly found itself on the other side of the table, rapidly cutting interest rates in an effort to stave off recession. Our results reflect this difficult environment, and we certainly share your disappointment.

However, we look forward with a measured optimism. With a series of Fed rate cuts already in place, we believe we are approaching a point where the market will begin to absorb negative earnings news as investors anticipate a recovery. Furthermore, we have tried to strike a balance within the Fund by increasing our positions in several steady growth companies. Meanwhile, we have continued to do the same kind of detailed research we've always done in an effort to find those companies that will lead the way as the economy begins to stabilize over the next 6 to 18 months.

Thank you for your continued confidence and investment in Janus Mercury Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  37

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                86.7%              85.8%
  Foreign                                               20.5%              21.7%
    European                                            10.4%              15.4%
Top 10 Equities (% of Assets)                           40.0%              36.3%
Number of Stocks                                           56                 71
Cash and Cash Equivalents                               13.3%              14.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Telecommunication Equipment                              9.1%              12.2%
Cable Television                                         9.1%               3.9%
Multimedia                                               6.5%               4.1%
Semiconductor Components/
  Integrated Circuits                                    5.3%               4.9%
Pipelines                                                4.8%               3.7%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj                                                9.1%               9.9%
AOL Time Warner, Inc.                                    5.8%               4.1%
AT&T Corp./Liberty Media
  Group - Class A                                        4.1%               3.2%
Analog Devices, Inc.                                     3.8%               3.9%
Enron Corp.                                              3.6%               3.7%
Cablevision Systems Corp.                                3.5%               1.2%
Comcast Corp. - Special Class A                          2.9%               1.9%
Bristol-Myers Squibb Co.                                 2.6%                 --
Citigroup, Inc.                                          2.3%                 --
NTT DoCoMo, Inc.                                         2.3%               0.9%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/3/93*
(33.58)%           19.96%              22.80%

Janus Mercury Fund - $51,629
S&P 500 Index - $33,003

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mercury Fund ($51,629) as compared to the S&P 500 Index ($33,003).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.7%
Aerospace and Defense - 1.7%
   3,126,160     Boeing Co. .................................    $   193,196,688

Brewery - 0.8%
   2,260,795     Anheuser-Busch Companies, Inc. .............         90,409,192

Broadcast Services and Programming - 4.1%
  29,162,773     AT&T Corp./Liberty Media Group - Class A* ..    $   466,604,368
     435,405     Liberty Digital, Inc. - Class A* ...........          1,745,974

                                                                     468,350,342

Business To Business/E-Commerce - 0.8%
   5,579,115     i2 Technologies, Inc.* .....................         97,132,392

See Notes to Schedules of Investments.

38  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 9.1%
   2,386,742     Cablevision Systems Corp.* .................    $    50,479,593
   5,178,730     Cablevision Systems Corp. - Class A* .......        356,037,688
   6,813,315     Charter Communications, Inc. - Class A* ....        145,873,074
   7,673,060     Comcast Corp. - Special Class A* ...........        336,924,065
   3,345,715     Cox Communications, Inc. - Class A* ........        152,263,490

                                                                   1,041,577,910

Cellular Telecommunications - 3.2%
  22,338,000     China Mobile, Ltd.*,** .....................        109,699,512
      12,641     NTT DoCoMo, Inc.** .........................        259,911,259

                                                                     369,610,771

Computers - Integrated Systems - 1.5%
   4,487,110     Brocade Communications Systems, Inc.* ......        170,465,309

Computers - Memory Devices - 0.5%
     926,832     VERITAS Software Corp.* ....................         55,248,455

Diversified Financial Services - 2.3%
   5,387,093     Citigroup, Inc. ............................        264,775,621

E-Commerce/Products - 1.2%
   8,728,920     Amazon.com, Inc.* ..........................        137,742,358

E-Commerce/Services - 1.8%
   1,870,040     eBay, Inc.* ................................         94,399,619
   2,380,660     TMP Worldwide, Inc.* .......................        114,843,038

                                                                     209,242,657

E-Services/Consulting - 0.2%
   2,064,305     Sapient Corp.* .............................         27,764,902

Electric - Integrated - 2.7%
   1,960,720     Dominion Resources, Inc. ...................        134,289,713
   3,671,370     Duke Energy Corp. ..........................        171,673,261

                                                                     305,962,974

Electronic Components - 2.8%
   2,591,045     Celestica, Inc. - New York Shares* .........        132,402,399
   6,831,825     Flextronics International, Ltd.* ...........        183,707,774

                                                                     316,110,173

Entertainment Software - 1.7%
   3,438,710     Electronic Arts, Inc.* .....................        194,699,760

Finance - Investment Bankers/Brokers - 1.1%
   1,386,395     Goldman Sachs Group, Inc. ..................        126,300,585

Identification Systems and Devices - 1.7%
   6,066,360     Symbol Technologies, Inc. ..................        191,090,340

Internet Brokers - 0.9%
  10,456,815     E*TRADE Group, Inc.* .......................         98,294,061

Internet Security - 0.6%
   1,231,760     VeriSign, Inc.* ............................         63,164,653

Internet Telephony - 1.8%
   5,942,126     Openwave Systems, Inc.* ....................        205,656,981

Medical - Drugs - 3.3%
   5,225,910     Bristol-Myers Squibb Co. ...................        292,650,960
   1,590,635     Pfizer, Inc. ...............................         68,874,496
     511,995     Sepracor, Inc.* ............................         13,496,188

                                                                     375,021,644

Medical - Hospitals - 1.1%
   2,837,810     Tenet Healthcare Corp.* ....................    $   126,679,838

Medical Instruments - 1.5%
   4,305,535     Guidant Corp.* .............................        176,526,935

Money Center Banks - 1.0%
   2,269,140     J.P. Morgan Chase & Co. ....................        108,873,337

Multimedia - 6.5%
  13,028,720     AOL Time Warner, Inc.* .....................        657,950,360
   1,704,296     Viacom, Inc. - Class B* ....................         88,725,650

                                                                     746,676,010

Networking Products - 3.7%
   4,017,225     Juniper Networks, Inc.* ....................        237,136,792
   5,309,660     ONI Systems Corp.* .........................        190,776,084

                                                                     427,912,876

Oil Companies - Exploration and Production - 3.0%
   3,532,465     Anadarko Petroleum Corp. ...................        228,267,888
   2,485,160     Burlington Resources, Inc. .................        117,324,404

                                                                     345,592,292

Oil Companies - Integrated - 1.3%
   5,668,860     Petroleo Brasileiro S.A. (ADR) .............        153,059,220

Pipelines - 4.8%
   1,989,550     El Paso Corp. ..............................        136,881,040
   6,563,390     Enron Corp. ................................        411,655,821

                                                                     548,536,861

Retail - Jewelry - 0%
      66,030     Tiffany & Co. ..............................          2,140,693

Semiconductor Components/Integrated Circuits - 5.3%
   9,187,820     Analog Devices, Inc.* ......................        434,675,764
   1,701,525     Maxim Integrated Products, Inc.* ...........         86,947,928
   2,580,900     Vitesse Semiconductor Corp.* ...............         87,492,510

                                                                     609,116,202

Semiconductor Equipment - 2.3%
   2,167,915     Applied Materials, Inc.* ...................        118,368,159
   5,350,310     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................        144,832,892

                                                                     263,201,051

Super-Regional Banks - 0.5%
     975,280     Fifth Third Bancorp ........................         52,431,053

Telecommunication Equipment - 9.1%
   1,662,988     Nokia Oyj** ................................         54,992,087
  28,946,975     Nokia Oyj (ADR)** ..........................        989,697,075

                                                                   1,044,689,162

Telecommunication Services - 1.3%
  10,061,460     China Unicom, Ltd. (ADR)*,** ...............        145,388,097

Telephone - Integrated - 1.5%
   3,197,385     America Movil S.A. de C.V. - Series L (ADR)*         58,831,884
   3,197,385     Telefonos de Mexico S.A. (ADR) .............        110,629,521

                                                                     169,461,405
--------------------------------------------------------------------------------
Total Common Stock (cost $10,451,826,747) ...................      9,922,102,800
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  39

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Repurchase Agreement - 3.5%
$400,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,556
                   collateralized by $1,372,588,628 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $408,000,190
                   (cost $400,000,000) ......................    $   400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 2.7%
                 CIT Group, Inc.
 108,900,000       4.63%, 5/1/01 ............................        108,900,000
                 Citicorp, Inc.
 200,000,000       4.63%, 5/1/01 ............................        200,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $308,900,000) .............................        308,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 6.7%
                 Fannie Mae:
  75,000,000       5.11%-5.22%, 5/3/01 ......................         74,978,555
  50,000,000       4.60%, 10/1/01 ...........................         49,125,000
                 Federal Home Loan Bank System:
  25,000,000       5.10%, 5/15/01 ...........................         24,950,417
  25,000,000       5.01%, 5/31/01 ...........................         24,895,625
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
 150,000,000       4.77%, 6/8/01 ............................        149,244,750
  50,000,000       5.01%, 6/11/01 ...........................         49,714,708
  50,000,000       4.12%, 7/3/01 ............................         49,625,000
  50,000,000       4.76%, 7/6/01 ............................         49,625,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
  50,000,000       4.91%, 8/1/01 ............................         49,437,500
  50,000,000       4.68%, 8/3/01 ............................         49,437,500
  50,000,000       4.62%, 9/17/01 ...........................         49,187,500
                 Freddie Mac
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $767,361,757) ..........        767,999,590
--------------------------------------------------------------------------------
Total Investments (total cost $11,928,088,504) - 99.6% ......     11,399,002,390
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.4%         41,092,002
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $11,440,094,392
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Brazil                                             1.3%          $   153,059,220
Canada                                             1.2%              132,402,399
Finland                                            9.2%            1,044,689,162
Hong Kong                                          2.2%              255,087,609
Japan                                              2.3%              259,911,259
Mexico                                             1.5%              169,461,405
Netherlands                                        1.3%              144,832,892
Singapore                                          1.6%              183,707,774
United States++                                   79.4%            9,055,850,670
--------------------------------------------------------------------------------
Total                                            100.0%          $11,399,002,390

++Includes Short-Term Securities (66.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 5/7/01                     210,300,000     $  186,683,310    $      851,200
Euro 5/14/01                     87,160,000         77,363,216         3,297,847
Euro 10/26/01                   140,400,000        124,324,200         1,193,400
Euro 11/9/01                    167,600,000        148,409,800         3,727,465
Hong Kong Dollar
  5/10/01                        90,000,000         11,541,125             5,479
Hong Kong Dollar
  6/27/01                       745,000,000         95,549,570           121,681
Japanese Yen 10/26/01        12,700,000,000        104,874,778         1,207,665
Japanese Yen 11/2/01          1,439,000,000         11,892,857          (97,775)
Japanese Yen 11/9/01          1,800,000,000         14,888,719           579,982
--------------------------------------------------------------------------------
Total                                           $  775,527,575    $   10,886,944

See Notes to Schedules of Investments.

40  Janus Equity Funds  April 30, 2001

Janus Olympus Fund (closed to new investors)

[PHOTO]
Claire Young
portfolio manager

Janus Olympus Fund lost 32.78% for the six months ended April 30, 2001, underperforming its benchmark, the S&P 500 Index, which was down 12.06%.(1)

I am deeply disappointed with the Fund's results during this period. The industry trends I thought had strong secular growth, particularly the emphasis on improving productivity by investing in information technology, were hampered by the volatility of the stock market and its impact on corporate capital spending. Many of the companies that had been the Fund's best performers became its worst.

Undoubtedly, the largest contributors to the Fund's decline were computing and telecommunications equipment stocks. Turmoil in the financial markets in November and December led to the shut-off of funding for new telecommunications and dot-com businesses. Without access to cheap capital, these firms ceased spending on telecommunications and computer equipment. Later, many new-economy companies began to fold when it became apparent that investors would no longer finance unprofitable business models, and that the Christmas retail season would not generate enough cash flow to continue operations.

Meanwhile, more-established firms also found the volatility unsettling enough to postpone capital expenditures until a clearer picture of the economy emerged. The rapidity of this spending freeze caught many of our holdings by surprise. For instance, Sun Microsystems, the top provider of network computing hardware and software, came under pressure on fears of weakening demand from its dot-com and telecommunications customers. As a result, we liquidated our position in Sun, but not before the stock negatively impacted the Fund. Leading communications and corporate networking-equipment maker Cisco Systems also suffered a severe stock price correction as the company began to see sluggish orders for new products. However, we still believe in the long-term growth prospects for internetworking equipment. On the other hand, we are less certain about how long it will take the industry to digest the bandwidth capacity built over the past few years. We therefore substantially cut our weighting in Cisco.

Even companies that experienced steady growth were caught in the downdraft. Storage networking and management software manufacturer VERITAS Software, for example, met its earnings expectations, yet its stock was hit because of the company's lack of visibility with regard to future demand. Nevertheless, we are maintaining a significant position in VERITAS on the conviction that storage-area network deployments will grow as corporations continue to generate enormous amounts of data. Juniper Networks, a leading provider of Internet Protocol (IP) infrastructure systems, also realized its revenue targets but was punished by concerns over decreased expenditures for telecommunications equipment. Even so, we remain confident in Juniper's ability to capitalize on the shift in spending from traditional voice to IP infrastructure.

In the face of declining stock portfolios and increasing layoffs, consumers stubbornly continued to spend, helping some of our investments resist the market downturn. Many of our retail holdings performed well during the period, particularly those less sensitive to economic slowdowns such as Kroger, the largest U.S. grocery store operator, and leading drug store chain Walgreens.
Businesses that typically enjoy slower, more stable growth than technology companies also gained. Consumer goods giant Colgate-Palmolive, best known for its toothpaste and personal care products, and Estee Lauder, the cosmetics and skincare firm, achieved consistent revenue and earnings growth and consequently outperformed the broader market.

Recognizing that our poor showing was due in large part to our relative overweighting in the telecommunications and technology sectors, I increased the breadth of the Fund during the past six months. Still, we are maintaining a healthy exposure to technology. In the end, I believe the better balance of industries will enable our holdings to participate in any improvement in capital spending, while diminishing the impact of a potentially prolonged slowdown.

Looking ahead, we continue to closely monitor the strength of corporate America. While the Federal Reserve has aggressively lowered interest rates to stimulate the economy, many of Wall Street's earnings expectations have nonetheless been dramatically reduced. Although we may not see immediate rewards, I firmly believe that our stock-by-stock analysis of companies will ultimately lead us to those that should perform well over the long term. However, the tenet of owning market-leading businesses with long-term growth potential and shareholder-friendly management teams remains the hallmark of this Fund.

Thank you for your investment in Janus Olympus Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  41

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                82.8%              85.7%
  Foreign                                               12.6%              13.7%
    European                                             8.2%               9.8%
Top 10 Equities (% of Assets)                           25.6%              34.5%
Number of Stocks                                           62                 63
Cash, Cash Equivalents and
  Fixed-Income Securities                               17.2%              14.3%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Networking Products                                      5.9%               6.5%
Electronic Components
  - Semiconductors                                       5.3%               1.9%
Telecommunication Equipment                              4.7%               6.8%
Medical - Drugs                                          4.6%               5.8%
Cable Television                                         4.0%               0.9%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Nokia Oyj (ADR)                                          3.4%               4.6%
VERITAS Software Corp.                                   3.4%               5.6%
Citigroup, Inc.                                          2.7%                 --
Walgreen Co.                                             2.7%               1.9%
Comcast Corp. - Special Class A                          2.6%               0.9%
NVIDIA Corp.                                             2.3%               0.6%
Tiffany & Co.                                            2.3%               0.8%
Juniper Networks, Inc.                                   2.2%               1.8%
Maxim Integrated Products, Inc.                          2.0%                 --
Pfizer, Inc.                                             2.0%               1.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 12/29/95*
(37.12)%           19.98%              23.53%

Janus Olympus Fund - $30,889
S&P 500 Index - $22,035

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Olympus Fund ($30,889) as compared to the S&P 500 Index ($22,035).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 82.8%
Aerospace and Defense - 1.4%
     805,745     Boeing Co. .................................    $    49,795,041
     217,660     General Dynamics Corp. .....................         16,777,233

                                                                      66,572,274

Applications Software - 0.5%
     350,950     Microsoft Corp.* ...........................         23,776,862

Broadcast Services and Programming - 2.3%
     800,000     Clear Channel Communications, Inc.* ........    $    44,640,000
   1,624,395     Grupo Televisa S.A. (GDR)* .................         61,775,742

                                                                     106,415,742

Cable Television - 4.0%
   2,748,565     Comcast Corp. - Special Class A* ...........        120,689,489
   1,405,065     Cox Communications, Inc. - Class A* ........         63,944,508

                                                                     184,633,997

See Notes to Schedules of Investments.

42  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 3.1%
       4,556     NTT DoCoMo, Inc.** .........................    $    93,675,793
   1,631,905     Vodafone Group PLC (ADR)** .................         49,414,083

                                                                     143,089,876

Computers - 0.7%
   1,305,480     Dell Computer Corp.* .......................         34,321,069

Computers - Integrated Systems - 0.5%
     583,240     Brocade Communications Systems, Inc.* ......         22,157,288

Computers - Memory Devices - 3.4%
   2,623,100     VERITAS Software Corp.* ....................        156,362,991

Cosmetics and Toiletries - 2.2%
     692,040     Colgate-Palmolive Co. ......................         38,650,434
   1,592,970     Estee Lauder Companies, Inc. - Class A .....         63,320,557

                                                                     101,970,991

Data Processing and Management - 0.2%
     205,985     Fiserv, Inc.* ..............................         11,399,210

Diversified Financial Services - 2.7%
   2,523,060     Citigroup, Inc. ............................        124,008,399

Diversified Operations - 2.0%
   1,905,070     General Electric Co. .......................         92,453,047

Electric - Generation - 1.7%
   1,628,840     AES Corp.* .................................         77,646,803

Electronic Components - Semiconductors - 5.0%
   2,184,230     Advanced Micro Devices, Inc.* ..............         67,711,130
   1,262,100     NVIDIA Corp.* ..............................        105,132,930
   1,239,800     Xilinx, Inc.* ..............................         58,853,306

                                                                     231,697,366

Finance - Investment Bankers/Brokers - 1.5%
     782,870     Goldman Sachs Group, Inc. ..................         71,319,457

Finance - Mortgage Loan Banker - 1.5%
     884,345     Fannie Mae .................................         70,977,530

Financial Guarantee Insurance - 0.9%
     652,785     MGIC Investment Corp. ......................         42,424,497

Food - Retail - 3.5%
   3,881,805     Kroger Co.* ................................         87,689,975
   1,346,115     Safeway, Inc.* .............................         73,094,045

                                                                     160,784,020

Hotels and Motels - 0%
      10,975     Four Seasons Hotels, Inc. ..................            648,732

Human Resources - 0%
      17,415     Manpower, Inc. .............................            563,375

Instruments - Scientific - 0.3%
     394,670     Applera Corp. - Applied Biosystems Group ...         12,653,120

Internet Brokers - 0.7%
   1,730,467     Charles Schwab Corp. .......................         34,263,247

Internet Security - 1.0%
     707,097     Check Point Software Technologies, Ltd.* ...         44,356,195

Medical - Biomedical and Genetic - 1.1%
   1,000,000     Genentech, Inc.* ...........................         52,500,000

Medical - Drugs - 4.6%
     657,595     Bristol-Myers Squibb Co. ...................    $    36,825,320
   2,198,315     Pfizer, Inc. ...............................         95,187,040
   1,544,240     Pharmacia Corp. ............................         80,701,982

                                                                     212,714,342

Medical - Hospitals - 1.3%
   1,314,480     Tenet Healthcare Corp.* ....................         58,678,387

Medical - Wholesale Drug Distributors - 1.8%
   1,205,835     Cardinal Health, Inc. ......................         81,273,279

Medical Instruments - 0.9%
     972,910     Guidant Corp.* .............................         39,889,310

Money Center Banks - 0.8%
     786,405     Bank of New York Company, Inc. .............         39,477,531

Motorcycle and Motor Scooter Manufacturing - 2.1%
   2,063,985     Harley-Davidson, Inc. ......................         95,129,069

Multimedia - 2.0%
   1,800,000     AOL Time Warner, Inc.* .....................         90,900,000

Networking Products - 5.1%
   3,811,800     Cisco Systems, Inc.* .......................         64,724,364
   1,707,580     Juniper Networks, Inc.* ....................        100,798,447
   1,922,810     ONI Systems Corp.* .........................         69,086,563

                                                                     234,609,374

Oil - Field Services - 1.4%
     959,985     Schlumberger, Ltd. .........................         63,647,005

Publishing - Newspapers - 1.8%
   2,034,200     New York Times Co. - Class A ...............         83,463,226

Publishing - Periodicals - 0.7%
   1,108,200     Wolters Kluwer N.V.** ......................         30,633,492

Retail - Discount - 2.0%
     874,310     Target Corp. ...............................         33,617,220
   1,158,740     Wal-Mart Stores, Inc. ......................         59,953,208

                                                                      93,570,428

Retail - Drug Store - 2.7%
   2,882,590     Walgreen Co. ...............................        123,317,200

Retail - Jewelry - 2.3%
   3,230,365     Tiffany & Co. ..............................        104,728,433

Semiconductor Components/Integrated Circuits - 2.2%
   1,868,790     Maxim Integrated Products, Inc.* ...........         95,495,169
     157,885     Vitesse Semiconductor Corp.* ...............          5,352,301

                                                                     100,847,470

Semiconductor Equipment - 3.2%
   1,299,430     Applied Materials, Inc.* ...................         70,948,878
   2,778,030     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         75,201,272

                                                                     146,150,150

Telecommunication Equipment - 4.7%
     900,000     Comverse Technology, Inc.* .................         61,650,000
   4,606,945     Nokia Oyj (ADR)** ..........................        157,511,450

                                                                     219,161,450

Telecommunication Equipment - Fiber Optics - 1.4%
     479,080     CIENA Corp.* ...............................         26,378,145
   1,722,870     JDS Uniphase Corp.* ........................         36,834,961

                                                                      63,213,106

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  43

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Telecommunication Services - 1.6%
   2,838,229     COLT Telecom Group PLC*,** .................    $    39,192,634
     500,000     COLT Telecom Group PLC (ADR)*,** ...........         27,250,000
     108,420     Time Warner Telecom, Inc. - Class A* .......          5,491,473

                                                                      71,934,107
--------------------------------------------------------------------------------
Total Common Stock (cost $3,324,382,158) ....................      3,820,333,447
--------------------------------------------------------------------------------
Corporate Bonds - 4.6%
Automotive - Cars and Light Trucks - 1.4%
$ 61,400,000     DaimlerChrysler N.A. Holdings Corp., 7.25%
                   company guaranteed notes, due 1/18/06 ....         63,088,500

Cellular Telecommunications - 0.3%
  19,350,000     Nextel Communications, Inc., 9.50%
                   senior notes, due 2/1/11+ ................         15,963,750

E-Commerce/Products - 0.4%
  29,525,000     Amazon.com, Inc., 0%
                   senior discount notes, due 5/1/08(OMEGA) .         17,715,000

Electronic Components - Semiconductors - 0.3%
  11,295,000     NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 .............................         13,102,200

Networking Products - 0.8%
  43,750,000     Juniper Networks, Inc., 4.75%
                   subordinated notes, due 3/15/07 ..........         35,164,062

Telecommunication Services - 0.4%
  12,400,000     Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 ...............          8,029,000
   9,225,000     Time Warner Telecom, Inc., 10.125%
                   senior notes, due 2/1/11 .................          9,178,875

                                                                      17,207,875

Telephone - Integrated - 0.3%
  22,390,000     Level 3 Communications, Inc., 11.00%
                   senior notes, due 3/15/08 ................         15,393,125

Web Hosting/Design - 0.5%
  32,080,000     Exodus Communications, Inc., 11.625%
                   senior notes, due 7/15/10 ................         25,343,200

Wireless Equipment - 0.2%
   5,275,000     American Tower Corp., 9.375%
                   senior notes, due 2/1/09+ ................          5,261,813
   5,250,000     SBA Communications Corp., 10.25%
                   senior notes, due 2/1/09+ ................          5,197,500

                                                                      10,459,313
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $221,232,811) ...................        213,437,025
--------------------------------------------------------------------------------
Repurchase Agreement - 4.7%
 214,500,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $214,527,647
                   collateralized by $736,050,652 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $218,790,102
                   (cost $214,500,000) ......................        214,500,000
--------------------------------------------------------------------------------
Time Deposit - 2.4%
                 SouthTrust Bank EDT
$111,500,000       4.6875%, 5/1/01 (cost $111,500,000) ......    $   111,500,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.4%
                 Fannie Mae
 100,000,000       4.34%, 9/11/01 ...........................         98,500,000
                 Federal Farm Credit Bank
  72,000,000       5.75%, 7/6/01 ............................         71,460,000
                 Federal Home Loan Bank System
  50,000,000       4.45%, 7/9/01 ............................         49,625,000
                 Freddie Mac
  30,000,000       4.27%, 9/26/01 ...........................         29,475,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $248,684,520) ..........        249,060,000
--------------------------------------------------------------------------------
Total Investments (total cost $4,120,299,489) - 99.9% .......      4,608,830,472
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1%          5,715,466
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 4,614,545,938
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                               0%          $       648,732
Finland                                            3.4%              157,511,450
Israel                                             1.0%               44,356,195
Japan                                              2.0%               93,675,793
Mexico                                             1.4%               61,775,742
Netherlands                                        2.3%              105,834,764
United Kingdom                                     2.5%              115,856,717
United States++                                   87.4%            4,029,171,079
--------------------------------------------------------------------------------
Total                                            100.0%          $ 4,608,830,472

++Includes Short-Term Securities (74.9% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/14/01             1,000,000     $    1,430,800    $       35,200
British Pound 8/10/01             3,233,000          4,615,431            14,548
British Pound 10/26/01            9,300,000         13,253,430            40,920
British Pound 11/2/01             6,500,000          9,261,850            60,450
British Pound 11/9/01             3,900,000          5,556,330           (1,560)
Euro 5/7/01                      51,000,000         45,272,700       (1,642,200)
Euro 5/14/01                     24,900,000         22,101,240         1,108,050
Euro 10/26/01                     8,000,000          7,084,000            68,000
Euro 11/2/01                      3,400,000          3,010,700             4,760
Euro 11/9/01                     12,000,000         10,626,000           222,560
Japanese Yen 10/26/01         1,800,000,000         14,864,142           201,654
Japanese Yen 11/9/01          8,100,000,000         66,999,236         5,460,642
--------------------------------------------------------------------------------
Total                                           $  204,075,859    $    5,573,024

See Notes to Schedules of Investments.

44  Janus Equity Funds  April 30, 2001

Janus Orion Fund

[PHOTO]
Ron Sachs
portfolio manager

For the six months ended April 30, 2001, the Janus Orion Fund declined 34.65%, trailing its benchmark, the S&P 500 Index, which declined 12.06%. The Nasdaq Composite Index was down 37.20% over the same period.(1)

Needless to say, it's been a tough time to run an aggressive growth fund. The equity markets' slide started at the end of 2000 and continued with force during the first four months of 2001. Although the Federal Reserve attempted to spark a recovery with four half-point interest rate cuts, the much-anticipated economic slowdown forced many companies to lower earnings expectations for the near term and proclaim an uncertain future for long-term growth prospects. Furthermore, it now looks as if the broader economic slowdown in the U.S. is spreading to the rest of the world, and the long-anticipated bounce in technology and industrial spending continues to be delayed.

While we pride ourselves on finding undiscovered opportunities, a bear market tends to hit smaller, less-liquid issues particularly hard, as overall buying interest in these securities dries up. As a result, some of our holdings were trapped in a downward spiral during the period. For example, we were convinced Winstar Communications, probably our biggest disappointment, was deploying a better technology for delivering broadband to buildings not connected to fiber networks. Unfortunately, an important component of the company's funding was a loan package from its key component supplier, Lucent. However, when Lucent began having troubles of its own, it pulled the plug on this deal, forcing Winstar into bankruptcy. Despite frequent contact with all levels of Winstar's management and constant monitoring of Winstar's impressive operating metrics, we were blindsided by undisclosed terms of the Lucent vendor financing deal.

We lost some of our conviction in Entravision Communications, a diversified Spanish language media company with television, radio, print and billboard holdings. Through discussions with industry contacts, we learned that the Hispanic advertising market was softening, most significantly in two large markets - Los Angeles and New York. Given that we believe the company's mix of businesses makes it vulnerable in a downturn, we significantly reduced our position.

Without question, the market has been merciless. However, we believe identifying and sticking with well-run industry leaders will pay off, and that's why we continue to hold Vitesse Semiconductors. Although it became apparent during the period that spending growth by telecommunications companies will be slower to materialize than originally expected, we remain excited by Vitesse's longer-term prospects. The company's chip designs will serve as the foundation for many of the high-speed switches hitting the market in the next year or two, and we're confident the telecom industry will eventually resume its infrastructure upgrade effort, albeit on a smaller scale.

We're also upbeat about Boston Scientific, a medical device manufacturer, which declined slightly but performed well on a relative basis. The company is redesigning its production processes in an effort to trim waste, improve efficiencies and ultimately boost its gross margins. Product-wise, the company holds the No. 1 market position in a majority of its business lines, with coronary stents proving to be one of the few laggards. However, we expect the company to be an early leader in the market for drug-coated stents, which reduce the incidence of scarring in arteries propped open by the devices. This should prove to be a significant growth driver for Boston Scientific's earnings and share price.

Meanwhile, steady revenues contributed to Comcast Corporation's positive results this period. Along with its recently reported increase in cash flow, the cable giant's home shopping channel, QVC, experienced strong sales while demand for its digital cable services and high-speed Internet access also grew.

Going forward, a global economic slowdown seems imminent. The Japanese economy continues to weaken but central bankers can't cut lending rates anymore.
Meanwhile, Europe's growth also appears to be slowing, and in the U.S., it remains to be seen whether the Federal Reserve's rate cuts this year can jumpstart the economy. Consequently, we are avoiding companies that tend to be cyclical and sticking to those with strong recurring revenue streams, such as Comcast, or innovative technologies that drive sales irrespective of the overall market environment, such as Boston Scientific.

By continuing to work hard at finding the best companies and taking advantage of price opportunities in this down market to upgrade the quality of the Fund's holdings, we are optimistic that we are positioned for future appreciation.

Thank you for your continued investment in Janus Orion Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  45

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                89.3%              95.7%
  Foreign                                               11.5%              16.6%
Top 10 Equities (% of Assets)                           52.6%              53.4%
Number of Stocks                                           29                 28
Cash and Cash Equivalents                               10.7%               4.3%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                              11.2%               4.4%
Medical - Drugs                                          7.3%               3.6%
Electronic Components -
  Semiconductors                                         7.0%              10.4%
Wireless Equipment                                       6.2%               7.1%
Finance - Investment
  Bankers/Brokers                                        5.3%                 --

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                    9.8%                 --
Semtech Corp.                                            7.0%               8.5%
American Tower Corp.                                     6.2%               5.9%
Citigroup, Inc.                                          5.2%                 --
Berkshire Hathaway, Inc. - Class B                       4.8%                 --
Biovail Corp. - New York Shares                          4.3%               3.6%
Enron Corp.                                              4.0%                 --
Echostar Communications Corp.                            3.9%               2.4%
Boston Scientific Corp.                                  3.9%                 --
Telefonos de Mexico S.A. (ADR)                           3.5%               3.3%

Cumulative Total Return
for the period ended April 30, 2001
Since 6/30/00*
(42.43)%

Janus Orion Fund - $5,757
S&P 500 Index - $8,672

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000 through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($5,757) as compared to the S&P 500 Index ($8,672).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility. A Fund's performance for very short time periods may not be indicative of future performance.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.3%
Cable Television - 2.7%
     438,205     Comcast Corp. - Special Class A* ...........    $    19,241,582

Commercial Services - Financial - 2.8%
     566,035     Paychex, Inc. ..............................         19,562,170

Computer Services - 1.7%
     669,685     Ceridian Corp.* ............................         12,054,330

Diversified Financial Services - 5.2%
     752,245     Citigroup, Inc. ............................    $    36,972,842

Diversified Operations - 4.8%
      14,855     Berkshire Hathaway, Inc. - Class B* ........         33,795,125

E-Commerce/Services - 1.9%
     277,025     TMP Worldwide, Inc.* .......................         13,363,686

Electronic Components - Semiconductors - 7.0%
   1,727,140     Semtech Corp.* .............................         49,689,818

See Notes to Schedules of Investments.

46  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Investment Bankers/Brokers - 5.3%
     264,335     Goldman Sachs Group, Inc. ..................    $    24,080,918
     184,225     Lehman Brothers Holdings, Inc. .............         13,402,369

                                                                      37,483,287

Internet Security - 1.0%
     111,040     Check Point Software Technologies, Ltd.* ...          6,965,539

Medical - Biomedical and Genetic - 1.8%
     388,675     Inhale Therapeutic Systems, Inc.* ..........         12,942,877

Medical - Drugs - 7.3%
     765,155     Biovail Corp. - New York Shares* ...........         30,055,288
     352,955     Pfizer, Inc. ...............................         15,282,951
     250,020     Sepracor, Inc.* ............................          6,590,527

                                                                      51,928,766

Medical - Hospitals - 2.6%
     403,600     Tenet Healthcare Corp.* ....................         18,016,704

Medical Instruments - 3.9%
   1,732,415     Boston Scientific Corp.* ...................         27,510,750

Multimedia - 11.2%
   1,372,285     AOL Time Warner, Inc.* .....................         69,300,392
     953,695     Entravision Communications Corp.* ..........          9,632,320

                                                                      78,932,712

Physical Therapy and Rehabilitation Centers - 1.0%
     499,395     HEALTHSOUTH Corp.* .........................          7,016,500

Pipelines - 4.0%
     455,340     Enron Corp. ................................         28,558,925

Radio - 1.3%
     386,505     Hispanic Broadcasting Corp.* ...............          9,264,525

Retail - Discount - 1.5%
     304,175     Costco Wholesale Corp.* ....................         10,624,833

Satellite Telecommunications - 3.9%
     931,020     EchoStar Communications Corp.* .............         27,893,359

Semiconductor Components/Integrated Circuits - 2.7%
     555,635     Vitesse Semiconductor Corp.* ...............         18,836,027

Telecommunication Equipment - 1.0%
   1,074,590     ECI Telecom, Ltd. ..........................          7,328,704

Telephone - Integrated - 5.3%
     700,215     America Movil S.A. de C.V. - Series L (ADR)*         12,883,956
     700,215     Telefonos de Mexico S.A. (ADR) .............         24,227,439

                                                                      37,111,395

Television - 3.2%
     515,110     Univision Communications, Inc. - Class A* ..         22,515,458

Wireless Equipment - 6.2%
   1,628,830     American Tower Corp.* ......................         43,652,644
--------------------------------------------------------------------------------
Total Common Stock (cost $709,663,440) ......................        631,262,558
--------------------------------------------------------------------------------
Repurchase Agreement - 4.2%
$ 30,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $30,003,867
                   collateralized by $102,944,147 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $30,600,014
                   (cost $30,000,000) .......................    $    30,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.6%
                 Household Finance Corp.
  32,400,000       4.65%, 5/1/01
                   (amortized cost $32,400,000) .............         32,400,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.8%
                 Freddie Mac
  20,000,000       4.27%, 9/26/01 (cost $19,648,911) ........         19,650,000
--------------------------------------------------------------------------------
Total Investments (total cost $791,712,351) - 100.9% ........        713,312,558
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)      (6,049,045)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,263,513
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             4.2%          $    30,055,288
Israel                                             2.0%               14,294,243
Mexico                                             5.2%               37,111,395
United States++                                   88.6%              631,851,632
--------------------------------------------------------------------------------
Total                                            100.0%          $   713,312,558

++Includes Short-Term Securities (77.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  47

Janus Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Overseas Fund fell 17.98% during the six-month period ended April 30, 2001, placing it below the 8.11% loss recorded by its benchmark, the Morgan Stanley Capital International EAFE Index.(1) These results came as a rapid slowdown in economic growth in the U.S. and hints of weakness overseas forced investors to factor a less-optimistic earnings outlook into stock prices across the globe.

During the period, markets globally experienced deep declines. In the U.S., the S&P 500 Index fell by more than 12%, while Germany's DAX Index and the U.K.'s FTSE 100 each fell sharply. This weakness also spread to Japan, where the Nikkei 225 hit a 16-year low. Emerging markets suffered even steeper declines, as is typical during periods of heightened uncertainty. The high yield bond markets also retreated, and capital markets tightened dramatically. After hitting a bottom in March, most markets recovered somewhat in April.

The catalyst to the market declines was an equally abrupt change in the economic environment. Interest rate hikes and election uncertainty caused the American economy to begin slowing in late-November, and by mid-December, companies started lowering their estimates. Cisco, a bellwether technology stock, had revised its earnings estimates upward in November, only to begin the first of several cuts in early December. U.S. technology and telecom companies were the first to experience rapid earnings shortfalls, but by the first quarter the slowdown spread to other sectors in the U.S. economy. U.S. consumer, media and cyclical companies were also hit. Meanwhile, fear of a global slowdown introduced some caution into international companies as well, although, to date, most foreign companies have seen little significant slowing. Despite what seems to be a largely U.S. phenomenon, technology and telecom stocks sold off across the globe. Even companies like Legend Holdings (a Chinese PC manufacturer), NTT DoCoMo (Japanese wireless service provider), and China Mobile (a Chinese wireless service provider) were punished severely during the period.

In hindsight, we believe the strong growth experienced by the technology and telecom sectors was overstated by extreme component shortages, which led to widespread over-ordering by equipment manufacturers and service providers alike.

Additionally, easy access to venture, high-yield and equity capital funded many telecom start-ups, some of which needed continued easy capital to continue funding their business plans. When capital markets tightened dramatically, many of these companies were unable to fund future growth plans; capital expenditures were cut sharply as a result. A recovery among telecom-related technology companies is likely to be several quarters away.

By far the greatest challenge any investor faces in this type of environment is balancing short-term performance against a longer-term outlook. In response to the changing environment, we have sold or reduced positions in companies whose earnings were most at risk. Among these were Alcatel and Ericsson, both of which possess a high degree of exposure to the rapidly slowing telecom equipment market. We have also reduced our exposure to optical networking companies such as Furukawa Electric and JDS Uniphase for similar reasons. At the same time, we have used the sell-off as an opportunity to add to various names whose fundamentals and long-term outlook are favorable. These include such diverse companies as Embraer (a Brazilian regional jet manufacturer), Reckitt Benkiser (a European household products company), Serono (a Swiss biotech company), and Michael Page (a UK recruitment firm). In the technology and telecom sector, we took advantage of the steep sell-off in March to add to semiconductor equipment maker ASM Lithography, integrated circuit manufacturer ST Microelectronics and communications software company Amdocs. As a result, the portfolio is more broadly diversified by industry group.

While we are disappointed with the overall performance of the Fund, we are encouraged by the Federal Reserve's commitment to staving off recession in the U.S. and the market's strong performance in April. Furthermore, we have actively tried to position the Fund to participate in a recovery by taking advantage of several outstanding opportunities when they have presented themselves.

Thank you for your continued investment in Janus Overseas Fund.

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

48  Janus Equity Funds  April 30, 2001

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                90.3%              86.8%
  Foreign                                               87.3%              81.6%
Top 10 Equities (% of Assets)                           28.8%              28.4%
Number of Stocks                                          112                113
Cash and Cash Equivalents                                9.7%              13.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Cellular Telecommunications                             10.1%              12.0%
Medical - Drugs                                          6.4%               3.3%
Diversified Operations                                   6.1%               4.7%
Telecommunication Equipment                              6.0%              10.2%
Telephone - Integrated                                   5.7%               5.7%

Top 5 Countries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Japan                                                   12.4%              11.0%
United Kingdom                                          11.9%              15.0%
France                                                   8.0%               6.1%
Hong Kong                                                6.3%               6.0%
Netherlands                                              5.9%               3.8%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                         5.3%               3.8%
Tyco International, Ltd.                                 3.9%               1.7%
China Mobile, Ltd.                                       3.5%               3.6%
Nokia Oyj                                                3.4%               4.9%
Total Fina Elf                                           2.6%               2.0%
Banco Bilbao Vizcaya Argentaria S.A                      2.4%               1.7%
Telefonos de Mexico S.A. (ADR)                           2.3%               2.7%
Reliance Industries, Ltd.                                1.8%               1.3%
STMicroelectronics N.V                                   1.8%               1.1%
Telefonica S.A                                           1.8%               1.9%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/2/94*
(28.53)%           16.56%              16.86%

Janus Overseas Fund - $29,748
Morgan Stanley Capital International EAFE Index - $14,456

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($29,748) as compared to the Morgan Stanley Capital International EAFE Index ($14,456).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The  Morgan  Stanley  Capital   International   EAFE  Index  is  defined  as  an
international index measuring market performance of 20 countries in Europe, Australia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.3%
Advertising Sales - 0.4%
   2,148,878     Havas Advertising S.A.** ...................    $    28,347,642

Advertising Services - 0.5%
   2,917,138     WPP Group PLC** ............................         34,956,383

Aerospace and Defense - 1.1%
     973,995     Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    43,644,716
   1,983,942     European Aeronautic Defence and
                   Space Co.** ..............................         36,056,626

                                                                      79,701,342

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  49

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Applications Software - 0.7%
     197,690     Infosys Technologies, Ltd. .................    $    15,736,675
   6,954,456     Satyam Computer Services, Ltd. .............         32,114,039

                                                                      47,850,714

Audio and Video Products - 0.9%
     816,000     Sony Corp.** ...............................         61,034,034

Automotive - Cars and Light Trucks - 0.5%
   1,017,470     BMW A.G.** .................................         33,916,553

Beverages - Wine and Spirits - 0.2%
   1,346,883     Diageo PLC** ...............................         14,164,522

Brewery - 1.6%
   2,113,175     Interbrew Brews Beer Co.**,+ ...............         56,202,932
   5,897,000     Kirin Brewery Company, Ltd.** ..............         56,757,457

                                                                     112,960,389

Broadcast Services and Programming - 1.4%
   2,664,200     Grupo Televisa S.A. (GDR)* .................        101,319,526

Building Products - Doors and Windows - 0.2%
   1,400,000     Nippon Sheet Glass Company, Ltd.** .........         13,712,712

Cellular Telecommunications - 10.1%
  17,344,000     China Mobile, Ltd.*,** .....................         85,174,516
   6,455,530     China Mobile, Ltd. (ADR)*,** ...............        163,454,020
      18,445     NTT DoCoMo, Inc.** .........................        379,247,146
   1,233,260     Telesp Celular Participacoes S.A. (ADR) ....         20,718,768
  22,851,060     Vodafone Group PLC** .......................         69,396,689

                                                                     717,991,139

Chemicals - Diversified - 0.3%
     445,911     Akzo Nobel N.V.** ..........................         18,560,345

Chemicals - Specialty - 0.6%
     811,694     Syngenta A.G.*,** ..........................         41,126,740

Commercial Banks Non-U.S. - 0.5%
       7,840     Julius Baer Holding A.G. - Class B** .......         33,984,195

Computers - 1.4%
 122,684,000     Legend Holdings, Ltd.** ....................         97,530,680

Diversified Financial Services - 0.1%
      26,871     Deutsche Boerse A.G.**,+ ...................          8,599,898

Diversified Operations - 6.1%
   4,380,109     Bombardier, Inc.** .........................         63,143,949
  15,862,000     Citic Pacific, Ltd.** ......................         45,660,002
   6,221,953     Hays PLC** .................................         29,556,262
     232,936     Siemens A.G** ..............................         17,119,592
   5,158,250     Tyco International, Ltd. ...................        275,295,803

                                                                     430,775,608

Electric - Generation - 0.5%
     696,685     AES Corp.* .................................         33,210,974

Electronic Components - 2.6%
   1,113,830     Celestica, Inc. - New York Shares*,** ......         56,916,713
     723,460     Flextronics International, Ltd.*,** ........         19,453,839
     545,342     Koninklijke (Royal) Philips Electronics N.V.**       16,007,753
   1,126,256     Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares** ......................         34,688,685
     695,000     NEC Corp.** ................................         12,686,485
     266,930     Samsung Electronics** ......................         46,413,782

                                                                     186,167,257

Electronic Components - Semiconductors - 2.1%
     105,200     Rohm Company, Ltd.** .......................    $    18,564,454
   2,384,080     STMicroelectronics N.V.** ..................         96,063,182
     765,115     STMicroelectronics N.V. - New York Shares**          30,948,902

                                                                     145,576,538

Electronic Security Devices - 0.6%
  17,590,169     Chubb PLC** ................................         41,527,774

Food - Catering - 0.3%
   2,648,369     Compass Group PLC*,** ......................         20,310,845

Food - Diversified - 1.4%
   1,536,579     Orkla A.S.A ................................         28,241,288
   1,276,391     Unilever N.V.** ............................         72,194,925

                                                                     100,436,213

Food - Retail - 0.5%
   1,073,117     Koninklijke Ahold N.V.** ...................         33,297,941

Human Resources - 1.5%
   7,488,585     Capita Group PLC** .........................         52,984,734
  17,099,091     Michael Page International PLC*,** .........         52,111,950

                                                                     105,096,684

Internet Security - 0.9%
   1,009,332     Check Point Software Technologies, Ltd.* ...         63,315,396

Investment Management and Advisory Services - 0.2%
     584,333     Amvescap PLC** .............................         10,885,693

Machinery - Electrical - 1.4%
   1,461,616     Schneider Electric S.A.** ..................         99,711,252

Medical - Biomedical and Genetic - 1.1%
   1,807,836     Cambridge Antibody Technology
                   Group PLC*,**,# ..........................         49,470,372
   2,149,083     Oxford GlycoSciences PLC*,**,# .............         30,980,109

                                                                      80,450,481

Medical - Drugs - 6.4%
   1,174,619     AstraZeneca Group PLC** ....................         54,688,910
   1,658,000     Eisai Co., Ltd.** ..........................         42,545,510
       6,123     Novartis A.G.** ............................          9,515,404
     756,813     Pharmacia Corp. ............................         39,551,047
      10,089     Roche Holding A.G.** .......................         72,461,820
      90,000     Serono S.A. - Class B** ....................         74,185,943
   1,697,000     Shionogi & Co., Ltd.** .....................         29,877,967
   1,917,000     Takeda Chemical Industries, Ltd.** .........         92,486,494
   1,463,000     Yamanouchi Pharmaceutical Company, Ltd.** ..         40,502,364

                                                                     455,815,459

Metal Processors and Fabricators - 1.2%
   5,094,430     Assa Abloy A.B. - Class B ..................         88,535,985

Money Center Banks - 3.2%
  12,238,398     Banco Bilbao Vizcaya Argentaria S.A.** .....        173,815,835
   2,436,643     Lloyds TSB Group PLC** .....................         25,332,147
     808,807     Standard Chartered PLC** ...................         11,457,996
     122,927     UBS A.G.** .................................         18,706,575

                                                                     229,312,553

Multi-Line Insurance - 3.8%
   3,793,187     Aegon N.V.** ...............................        126,442,872
     369,934     Axa** ......................................         43,619,245
     290,567     Zurich Financial Services A.G.** ...........        103,341,445

                                                                     273,403,562

See Notes to Schedules of Investments.

50  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 2.7%
   1,128,382     Corus Entertainment, Inc. - Class B*,** ....    $    25,703,797
   1,503,454     Reuters Group PLC** ........................         22,047,347
   4,256,162     Shaw Communications, Inc. - Class B** ......         88,642,341
     346,007     Vivendi Universal S.A.** ...................         23,941,979
     422,848     Vivendi Universal S.A. (ADR)** .............         28,757,892

                                                                     189,093,356

Network Software - 0.6%
   9,733,515     Dimension Data Holdings PLC*,** ............         46,112,698

Oil - Field Services - 0.5%
     545,485     Schlumberger, Ltd. .........................         36,165,656

Oil Companies - Integrated - 3.5%
      85,255     PetroChina Co., Ltd. (ADR)** ...............          1,837,245
   1,894,540     Petroleo Brasileiro S.A. (ADR) .............         51,152,580
     755,565     Repsol - YPF S.A.** ........................         13,999,753
   1,234,697     Total Fina Elf** ...........................        183,895,850

                                                                     250,885,428

Optical Supplies - 0.3%
     302,000     Hoya Corp.** ...............................         19,801,674

Petrochemicals - 1.8%
  17,853,205     Reliance Industries, Ltd. ..................        130,763,329

Publishing - Newspapers - 0.2%
   1,348,637     Singapore Press Holdings, Ltd.** ...........         15,474,427

Publishing - Periodicals - 0.7%
   1,831,744     Wolters Kluwer N.V.** ......................         50,634,106

Recycling - 0.7%
   3,094,471     Tomra Systems A.S.A.# ......................         48,894,917

Security Services - 1.0%
   3,511,234     Securitas A.B. - Class B ...................         68,200,675

Semiconductor Components/Integrated Circuits - 0.5%
  14,075,000     Taiwan Semiconductor
                   Manufacturing Co., Ltd.* .................         38,914,836

Semiconductor Equipment - 0.9%
   1,105,228     ASM Lithography Holding N.V.*,** ...........         29,199,163
   1,417,261     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         38,365,255

                                                                      67,564,418

Soap and Cleaning Preparations - 1.7%
   8,967,617     Reckitt Benckiser PLC** ....................        122,343,936

Telecommunication Equipment - 6.0%
   1,132,860     Comverse Technology, Inc.* .................         77,600,910
  12,664,444     Datacraft Asia, Ltd.** .....................         64,588,664
   1,550,882     Himachal Futuristic Communications, Ltd.# ..          5,179,540
   3,516,499     Nokia Oyj** ................................        116,284,434
   3,583,627     Nokia Oyj (ADR)** ..........................        122,524,207
   3,734,768     Telefonaktiebolaget L.M. Ericsson A.B. (ADR)         24,014,558
   2,486,596     Telefonaktiebolaget L.M. Ericsson A.B.
                   - Class B ................................         15,978,469

                                                                     426,170,782

Telecommunication Equipment - Fiber Optics - 0.4%
   1,323,723     JDS Uniphase Corp.* ........................         28,301,198

Telecommunication Services - 2.8%
   1,405,790     Amdocs, Ltd.*,** ...........................    $    82,801,031
   2,639,906     COLT Telecom Group PLC*,** .................         36,454,024
   6,899,705     Energis PLC*,** ............................         35,925,041
   2,049,125     SK Telecom Company, Ltd. (ADR)** ...........         43,134,081

                                                                     198,314,177

Telephone - Integrated - 5.4%
   4,661,840     America Movil S.A. de C.V. - Series L (ADR)*         85,777,856
       1,857     Nippon Telegraph & Telephone Corp.** .......         11,800,258
   6,906,138     Telefonica S.A.*,** ........................        116,819,644
     197,512     Telefonica S.A. (ADR)*,** ..................          9,926,953
   4,661,840     Telefonos de Mexico S.A. (ADR) .............        161,299,664

                                                                     385,624,375

Television - 0.8%
  11,348,000     Television Broadcasts, Ltd.** ..............         57,329,372

Tobacco - 0.8%
       8,109     Japan Tobacco, Inc.** ......................         54,154,082

Wire and Cable Products - 0.7%
   4,191,000     Furukawa Electric Company, Ltd.** ..........         50,040,268
--------------------------------------------------------------------------------
Total Common Stock (cost $5,384,603,505) ....................      6,128,370,739
--------------------------------------------------------------------------------
Preferred Stock - 4.0%
Automotive - Cars and Light Trucks - 1.3%
     284,090     Porsche A.G.** .............................         92,936,126

Investment Management and Advisory Services - 1.0%
     607,921     Marschollek, Lautenschlaeger und
                   Partner A.G.** ...........................         67,368,893

Oil Companies - Integrated - 1.4%
   4,086,570     Petroleo Brasileiro S.A. (ADR) .............         99,303,651

Telephone - Integrated - 0.3%
     480,935     Telecomunicacoes Brasileiras S.A. (ADR) ....         24,643,109
--------------------------------------------------------------------------------
Total Preferred Stock (cost $217,482,349) ...................        284,251,779
--------------------------------------------------------------------------------
Repurchase Agreements - 3.3%
$ 15,000,000     ABN AMRO Securities, Inc., 4.63%
                   dated 4/30/01, maturing 5/1/01,
                   to be repurchased at $15,001,929
                   collateralized by $16,227,004 in
                   U.S. Government Agencies, 4.95%-
                   9.8393%, 11/14/01-3/25/31; with a
                   value of $15,300,014 .....................         15,000,000

 218,900,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $218,928,214
                   collateralized by $751,149,127 in
                   U.S. Government Agencies, 0%-19.5937%,
                   10/26/01-5/1/31; with a value of
                   $223,278,104 .............................        218,900,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $233,900,000) .............        233,900,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  51

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 5.9%
                 Fannie Mae
$100,000,000       3.95%, 1/24/02 ...........................    $    97,000,000
                 Federal Farm Credit Bank
  25,000,000       6.07%, 8/15/01 ...........................         24,690,750
                 Federal Home Loan Bank System:
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
  50,000,000       4.17%, 6/20/01 ...........................         49,710,417
  50,000,000       4.45%, 7/9/01 ............................         49,625,000
 100,000,000       4.47%, 7/18/01 ...........................         99,125,000
  75,000,000       4.32%, 9/12/01 ...........................         73,875,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $418,685,694) ..........        418,989,778
--------------------------------------------------------------------------------
Total Investments (total cost $6,254,671,548) - 99.5% .......      7,065,512,296
--------------------------------------------------------------------------------
Cash, Receivables and Others Assets, net of Liabilities - 0.5%        32,363,995
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 7,097,876,291
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Belgium                                          0.8%            $    56,202,932
Bermuda                                          3.9%                275,295,803
Brazil                                           3.4%                239,462,824
Canada                                           3.3%                234,406,800
China                                              0%                  1,837,245
Finland                                          3.4%                238,808,641
France                                           8.1%                571,342,570
Germany                                          3.1%                219,941,062
Hong Kong                                        6.4%                449,148,590
India                                            2.6%                183,793,583
Israel                                           0.9%                 63,315,396
Japan                                           12.5%                883,210,905
Mexico                                           4.9%                348,397,046
Netherlands                                      5.9%                419,391,045
Norway                                           1.1%                 77,136,205
Singapore                                        1.4%                 99,516,930
South Korea                                      1.3%                 89,547,863
Spain                                            4.5%                314,562,185
Sweden                                           2.8%                196,729,687
Switzerland                                      5.0%                353,322,122
Taiwan                                           0.5%                 38,914,836
United Kingdom                                  11.9%                843,508,463
United States++                                 12.3%                867,719,563
--------------------------------------------------------------------------------
Total                                          100.0%            $ 7,065,512,296

++Includes Short-Term Securities (3.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/8/01             11,900,000     $   17,030,090    $    (138,040)
British Pound 5/14/01            35,000,000         50,078,000           724,750
British Pound 10/26/01           53,500,000         76,242,850           235,400
British Pound 11/2/01            23,000,000         32,772,700           237,300
British Pound 11/9/01            75,325,000        107,315,527         2,303,699
Canadian Dollar 5/7/01           22,700,000         14,776,722           636,479
Canadian Dollar 8/10/01          55,300,000         35,983,863         (109,714)
Euro 5/7/01                      94,100,000         83,532,570         2,895,997
Euro 5/14/01                     80,900,000         71,806,840         2,635,937
Euro 7/19/01                    110,200,000         97,703,320         5,420,232
Euro 10/26/01                   157,800,000        139,731,900         1,341,300
Euro 11/9/01                    335,600,000        297,173,800         7,171,728
Hong Kong Dollar
  5/7/01                      1,893,000,000        242,742,101       (1,709,677)
Hong Kong Dollar
  5/10/01                       366,000,000         46,933,908            22,279
Hong Kong Dollar
  6/27/01                       374,000,000         47,967,167            38,239
Japanese Yen 5/7/01           4,400,000,000         35,601,039         3,552,318
Japanese Yen 7/19/01          5,000,000,000         40,820,525         2,657,736
Japanese Yen 8/10/01         15,400,000,000        126,044,471        21,063,570
Japanese Yen 10/26/01        30,650,000,000        253,103,302       (1,906,777)
Japanese Yen 11/2/01         13,940,000,000        115,209,468       (1,000,572)
Japanese Yen 11/9/01          8,130,000,000         67,247,382           511,675
South Korean Won
  7/23/01                     3,650,000,000          2,767,248            69,025
South Korean Won
  8/10/01                     6,300,000,000          4,772,727           225,289
South Korean Won
  10/22/01                   13,100,000,000          9,879,336            90,222
Singapore Dollar
  7/16/01                        13,000,000          7,169,645           833,280
Swiss Franc 5/7/01               40,300,000         23,263,869         1,191,795
Swiss Franc 10/26/01             69,500,000         40,336,622           425,841
Swiss Franc 11/9/01             103,900,000         60,333,314         1,766,933
--------------------------------------------------------------------------------
Total                                           $2,148,340,306    $   51,186,244

See Notes to Schedules of Investments.

52  Janus Equity Funds  April 30, 2001

Janus Special Situations Fund

[PHOTO]
David Decker
portfolio manager

For the six months ended April 30, 2001, Janus Special Situations Fund declined 14.59%. This compares with the 12.06% loss posted by its benchmark, the S&P 500 Index.(1)

During the period, we saw a continuation of the significant upheaval experienced throughout much of 2000, culminating in a rather severe correction in March of 2001. A rally in early February proved temporary when it became clear that the end to the economic turmoil was nowhere in sight. However, as we look toward the remainder of this year, there is clearly some room for optimism. For example, conversations with many of our companies suggest the environment, while tenuous, appears to have moderated in the severity of its downturn. Nonetheless, the stock market is a discounting mechanism, and for that reason the direction of stocks does not always mirror the perceived conditions at any one point in time.

The goal of Janus Special Situations Fund has always been to uncover opportunities that we believe are misunderstood, and therefore inappropriately valued at any point in time. This often leads us into controversial areas. Offsetting these companies' lack of popularity is the fact that, from our perspective, there is value in them that will ultimately support the negative psychology surrounding their stocks. This is another way of stating that we believe that in the short term, stocks, driven by psychology, often are sent to levels well below their intrinsic value. Our goal is to capitalize on these situations.

In my last letter to you, I wrote about Apple Computer, which, while one of our best performers over the past couple of years, had turned into one of our worst in a very short period of time. Although we clearly made a mistake in not selling when the risk/reward turned against us last year, we believed we would have made an even worse mistake had we simply sold the position after the stock had collapsed. By late last year the stock had fallen to a level such that the market was valuing it at $14 a share, despite having a net cash position of $11 a share. The market was implicitly suggesting that Apple was only worth $1 billion, a value that we believed was excessively low. While its stock will not likely rebound to its past highs in the foreseeable future, it has rallied by almost 100% as its fortunes have improved.

Another example of the tendency for good companies to overshoot on the downside is Symantec, a leading Internet security software company. We began purchasing the stock late last year in the low $30s. At the time, it was trading for only 10 times free cash flow, and it had $8 per share of cash on the books (this for the leading company in its industry growing at over 20% per year). Symantec has since risen to $65 a share, up almost 100% from where we began buying it.

We chose to sell most of our media holdings late last year after it became clear that the advertising environment would prove to be very difficult and the valuations left little room for error. However, recently we bought back one of our favorite companies in this industry, Viacom, when its stock was sent to levels that clearly ignored the intrinsic value of this leading media franchise. One must remember that the valuation of a security is not a function of this year's or next year's earnings. It is the total discounted value of the cash flow the company will generate over time. Those cash flows will invariably not be smooth. That is the nature of business. However, when the market chooses to focus only on short-term performance, unique opportunities often arise.

We clearly made some mistakes, as our performance for the period would suggest. The most glaring was telecommunications services provider Winstar Communications. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believe the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment because of its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and we were forced to sell the position at a significant loss.

The past six months have been very disappointing, despite some bright spots. While we believe the difficult economic environment will continue to result in upheaval in the equity markets, we are increasingly more optimistic. Lofty valuations in a number of sectors have been taken down, which in my mind has reduced a significant degree of risk in the market. Solid companies, like Symantec, have been reduced to valuations that are very attractive, and we have been spending our time looking for those.

Thank you once again for your continued confidence in our efforts.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

                                          Janus Equity Funds  April 30, 2001  53

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 99.1%             99.5%
  Foreign                                                17.1%             18.6%
Top 10 Equities (% of Assets)                            44.0%             43.8%
Number of Stocks                                            52                59
Cash, Cash Equivalents and
  Fixed-Income Securities                                 0.9%              0.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                                10.4%              4.8%
Electronic Components
  - Semiconductors                                        8.2%              5.4%
Computer Services                                         6.1%              1.5%
Medical - Drugs                                           5.7%                --
Cellular Telecommunications                               5.0%              6.7%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Advanced Micro Devices, Inc.                              8.2%              5.4%
El Paso Corp.                                             5.8%                --
China Mobile, Ltd.                                        5.0%              6.7%
Enron Corp.                                               4.6%              4.8%
Reliance Industries, Ltd.                                 3.9%              3.1%
Bally Total Fitness Holding Corp.                         3.4%              2.8%
Ceridian Corp.                                            3.4%              1.5%
SK Corp.                                                  3.3%              2.5%
Symantec Corp.                                            3.2%                --
Citigroup, Inc.                                           3.2%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Since 12/31/96*
(26.06)%         20.39%

Janus Special Situations Fund - $22,332
S&P 500 Index - $17,923

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Situations Fund ($22,332) as compared to the S&P 500 Index ($17,923).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the telecommunications sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.1%
Automotive - Truck Parts and Equipment - 4.5%
   2,004,010     Delphi Automotive Systems Corp. ............    $    29,859,749
   1,898,665     Visteon Corp. ..............................         31,384,932

                                                                      61,244,681

Broadcast Services and Programming - 1.1%
     566,220     AT&T Corp./Liberty Media Group - Class A* ..          9,059,520
     163,785     Grupo Televisa S.A. (GDR)* .................          6,228,744

                                                                      15,288,264

Building Products - Cement and Aggregate - 0.4%
     243,530     Cemex S.A. (ADR) ...........................    $     5,642,590

Cable Television - 3.1%
     955,220     Comcast Corp. - Special Class A* ...........         41,943,710

Casino Hotels - 2.0%
   1,512,475     Park Place Entertainment Corp.* ............         16,818,722
     722,315     Station Casinos, Inc.* .....................         10,155,749

                                                                      26,974,471

See Notes to Schedules of Investments.

54  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cellular Telecommunications - 5.0%
   3,054,000     China Mobile, Ltd.*,** .....................    $    14,997,865
   2,086,455     China Mobile, Ltd. (ADR)*,** ...............         52,829,041

                                                                      67,826,906

Chemicals - Specialty - 1.0%
     434,060     Cytec Industries, Inc.* ....................         14,198,103

Commercial Services - Financial - 1.2%
     515,030     Moody's Corp. ..............................         16,171,942

Computer Aided Design - 2.8%
   1,800,825     Cadence Design Systems, Inc.* ..............         37,277,077

Computer Services - 6.1%
     441,511     Arbitron, Inc.* ............................          9,218,750
   2,541,895     Ceridian Corp.* ............................         45,754,110
   2,300,000     Unisys Corp.* ..............................         27,692,000

                                                                      82,664,860
Computers - 2.8%
   1,483,050     Apple Computer, Inc.* ......................         37,802,944

Cosmetics and Toiletries - 1.4%
     747,530     International Flavors & Fragrances, Inc. ...         18,478,942

Diversified Financial Services - 3.2%
     875,000     Citigroup, Inc. ............................         43,006,250

Diversified Operations - 1.9%
     472,566     Tyco International, Ltd. ...................         25,220,847

Electronic Components - Semiconductors - 8.2%
   3,575,000     Advanced Micro Devices, Inc.* ..............        110,825,000

Finance - Investment Bankers/Brokers - 0.9%
     200,000     Merrill Lynch & Company, Inc. ..............         12,340,000

Finance - Mortgage Loan Banker - 0.4%
     132,925     Countrywide Credit Industries, Inc. ........          5,671,910

Financial Guarantee Insurance - 0.5%
      98,930     PMI Group, Inc. ............................          6,361,199

Internet Brokers - 0.5%
     704,556     E*TRADE Group, Inc.* .......................          6,622,826

Internet Security - 3.2%
     673,410     Symantec Corp.* ............................         43,643,702

Medical - Drugs - 5.7%
     756,155     Bristol-Myers Squibb Co. ...................         42,344,680
     299,980     Merck & Company, Inc. ......................         22,789,481
     325,000     Schering-Plough Corp. ......................         12,525,500

                                                                      77,659,661

Medical Products - 1.7%
     701,725     Becton, Dickinson and Co. ..................         22,700,804

Multimedia - 1.8%
     474,770     Viacom, Inc. - Class B* ....................         24,716,526

Networking Products - 1.1%
   2,178,755     3Com Corp.* ................................         14,205,483

Oil - Field Services - 0.6%
     150,000     Weatherford International, Inc.* ...........    $     8,734,500

Oil Companies - Exploration and Production - 2.7%
     300,000     Anadarko Petroleum Corp. ...................         19,386,000
   1,503,075     Magnum Hunter Resources, Inc.*,# ...........         16,834,440

                                                                      36,220,440

Oil Refining and Marketing - 3.3%
   4,294,430     SK Corp. ...................................         45,324,646

Optical Supplies - 0.5%
     173,700     Bausch & Lomb, Inc. ........................          7,416,990

Petrochemicals - 3.9%
   7,261,691     Reliance Industries, Ltd. ..................         53,187,251

Pipelines - 10.4%
   1,133,185     El Paso Corp. ..............................         77,963,128
   1,000,045     Enron Corp. ................................         62,722,822

                                                                     140,685,950

Publishing - Periodicals - 0.8%
     916,900     Playboy Enterprises, Inc. - Class B* .......         11,002,800

Recreational Centers - 3.4%
   1,707,700     Bally Total Fitness Holding Corp.*,# .......         46,790,980

Retail - Discount - 0.2%
   1,460,885     Ames Department Stores, Inc.* ..............          3,067,858

Retail - Toy Store - 0.9%
     500,000     Toys "R" Us, Inc.* .........................         12,400,000

Savings/Loan/Thrifts - 1.7%
     400,080     Golden West Financial Corp. ................         23,484,696

Super-Regional Banks - 0.1%
      28,445     Northern Trust Corp. .......................          1,849,778

Telecommunication Services - 0.9%
     250,000     Time Warner Telecom, Inc. - Class A* .......         12,662,500

Telephone - Integrated - 2.4%
   3,595,840     McLeodUSA, Inc. - Class A* .................         31,823,184

Television - 2.1%
   1,247,500     SBS Broadcasting S.A.*,# ...................         28,991,900

Toys - 2.6%
   2,200,000     Mattel, Inc. ...............................         35,530,000

Transportation - Services - 1.3%
     360,960     Expeditors International of Washington, Inc.         18,058,829

Web Portals/Internet Service Provider - 0.8%
   1,000,000     EarthLink, Inc.* ...........................         10,940,000
--------------------------------------------------------------------------------
Total Common Stock (cost $1,253,089,867) ....................      1,346,661,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  55

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 0.1%
Retail - Discount - 0.1%
$  6,700,000     Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06
                   (cost $3,038,461) ........................    $     1,072,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.4%
                 Household Finance Corp.
  18,600,000       4.65%, 5/1/01
                   (amortized cost $18,600,000) .............         18,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,274,728,328) - 100.6% ......      1,366,333,000
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.6%)      (8,492,285)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,357,840,715
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.8%          $    25,220,847
Hong Kong                                          5.0%               67,826,906
India                                              3.9%               53,187,251
Luxembourg                                         2.1%               28,991,900
Mexico                                             0.9%               11,871,334
South Korea                                        3.3%               45,324,646
United States++                                   83.0%            1,133,910,116
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,366,333,000

++Includes Short-Term Securities (81.6% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency          Currency         Unrealized
Settlement Date                  Units Sold   Value in $ U.S.        Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 5/7/01         310,000,000    $   39,751,744    $      (95,183)
--------------------------------------------------------------------------------
Total                                          $   39,751,744    $      (95,183)

See Notes to Schedules of Investments.

56  Janus Equity Funds  April 30, 2001

Janus Strategic Value Fund

[PHOTO]
David Decker
portfolio manager

For the six months ended April 30, 2001, Janus Strategic Value Fund declined 6.01%, outperforming its benchmark, the S&P 500 Index, which posted a 12.06% loss.(1) Our goal, however, is to provide absolute performance, not relative performance, and for that reason I do not view our performance as a success.

The primary factor influencing the severe downturn in the market was the correction in many highly valued technology and telecommunications companies that saw business conditions collapse in late 2000. The valuations of those companies soon followed. A rally in early February proved short-lived, as investors soon realized that a recovery was nowhere in sight.

Although the economic environment continues to damage corporate profitability, our conversations with our companies suggest room for a little optimism. While it is bad, it doesn't seem to be getting a lot worse in many industries. Janus Strategic Value Fund is designed to invest in companies that are undervalued relative to their intrinsic value. This is intended to provide a measure of support in difficult markets.

Our biggest disappointment of the period was Winstar, a telecommunications company. After rebounding in the early part of this calendar year, its demise was rapid and painful. Winstar's fate was sealed under a mountain of debt and a market that was unwilling to extend it the credit it badly needed to survive. Operationally, we believe the company was sound. Unfortunately, it left itself little room for error given its debt load, and it was forced to file for bankruptcy in April. Our decision to stick with the investment was based on our belief that it could get through this environment due to its improving operations and that it would acquire the necessary financing to demonstrate the viability of its business model. That proved not to be the case, however, and in May we sold the position at a significant loss.

There are occasions where the value we see in a company is not readily recognized by the market, and it often requires patience until that value is recognized. In highly volatile markets like those we have seen over the past 12 months, the time for value recognition to occur can be surprisingly long. However, if we are correct in our fundamental analysis, we are generally well rewarded. Take for example Advanced Micro Devices (AMD), the number two manufacturer of microprocessors for PCs behind Intel. Despite tremendous improvements in technology and service, the valuation of AMD collapsed, reaching a low of $14 per share. While there is no question that 2001 has been a difficult year for all companies in this industry, we believe AMD has become a fundamentally more competitive player, and its valuation didn't remotely reflect this change. Although it was gut-wrenching, we chose to hold and add more to our position during this turmoil. While the stock, in our view, still doesn't reflect its true value, it has appreciated by more that 100% since hitting its low.

Industrial giant Minnesota Mining & Manufacturing (3M) also saw its value take a significant hit late last year because of concern about the impact a slowing economy would have on its operations. What we saw was a well-run company that still had enormous opportunity for improvement once a new management team came in and addressed some of its operational deficiencies. James McNerney, the former head of GE Aircraft Engines, has since taken over the company and is intent on improving cost control and capital efficiency. When economic conditions do improve, we believe that 3M will be a much more productive and efficient company.

Mattel also proved to be a very successful investment. Following a disastrous period culminating in an ill-advised acquisition, Mattel's valuation was sent to an extremely low level. A new management team, headed by Robert Eckert, has revitalized the company by focusing on capital efficiency and cash flow. The stock has since appreciated by more than 50%.

What these examples show is that there are opportunities out there to track down companies that will perform well in even the most difficult of market conditions. While not always easy to find, that is what we are looking for every day we come to work.

Thank you for your investment in Janus Strategic Value Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  57

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 99.2%             99.8%
  Foreign                                                13.8%             11.4%
    European                                              1.2%              2.0%
Number of Stocks                                            55                65
Top 10 Equities (% of Assets)                            38.9%             38.1%
Cash, Cash Equivalents and
  Fixed-Income Securities                                 0.8%              0.2%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                                12.8%              3.1%
Diversified Operations                                    7.1%             10.7%
Automotive - Truck Parts
  and Equipment                                           7.0%              4.1%
Electronic Components
  - Semiconductors                                        6.8%              3.4%
Computer Services                                         4.3%              2.0%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
El Paso Corp.                                             8.6%                --
Advanced Micro Devices, Inc.                              6.8%              3.4%
Citigroup, Inc.                                           3.8%              0.5%
Alcoa, Inc.                                               3.0%                --
Delphi Automotive Systems Corp.                           3.0%              1.8%
Mattel, Inc.                                              2.9%              1.7%
Cemex S.A. (ADR)                                          2.8%              1.5%
Reliance Industries, Ltd.                                 2.7%              1.7%
Tyco International, Ltd.                                  2.7%              4.6%
Lear Corp.                                                2.6%              1.3%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Since 2/29/00*
(4.57)%          5.22%

Janus Strategic Value Fund - $10,612
S&P 500 Index - $9,267

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($10,612) as compared to the S&P 500 Index ($9,267).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

This Fund is designed for long-term investors who can accept the special risks associated with value investing. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 99.2%
Automotive - Cars and Light Trucks - 3.1%
   2,000,000     Ford Motor Co. .............................    $    58,960,000
   3,679,000     Nissan Motor Company, Ltd. .................         25,224,534

                                                                      84,184,534

Automotive - Truck Parts and Equipment - 7.0%
   5,477,015     Delphi Automotive Systems Corp. ............    $    81,607,524
   2,026,975     Lear Corp.* ................................         72,971,100
   2,236,880     Visteon Corp. ..............................         36,975,626

                                                                     191,554,250

Building Products - Cement and Aggregate - 2.8%
   3,277,210     Cemex S.A. (ADR) ...........................         75,932,956

See Notes to Schedules of Investments.

58  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.9%
   1,206,430     Comcast Corp. - Special Class A* ...........    $    52,974,341

Casino Hotels - 2.1%
   2,962,035     Park Place Entertainment Corp.* ............         32,937,829
   1,800,000     Station Casinos, Inc.* .....................         25,308,000

                                                                      58,245,829

Chemicals - Diversified - 1.9%
     944,635     E.I. du Pont de Nemours and Co. ............         42,688,056
     699,910     Lyondell Chemical Co. ......................         10,995,586

                                                                      53,683,642

Chemicals - Specialty - 1.1%
     898,750     Cytec Industries, Inc.* ....................         29,398,113

Commercial Services - 1.0%
     800,000     Iron Mountain, Inc.* .......................         28,920,000

Commercial Services - Financial - 2.4%
     735,612     Dun & Bradstreet Corp.* ....................         20,427,945
   1,471,225     Moody's Corp. ..............................         46,196,465

                                                                      66,624,410

Computer Aided Design - 2.4%
   3,210,605     Cadence Design Systems, Inc.* ..............         66,459,523

Computer Services - 4.3%
     605,990     Arbitron, Inc.* ............................         12,653,071
   3,909,645     Ceridian Corp.* ............................         70,373,610
   2,900,000     Unisys Corp.* ..............................         34,916,000

                                                                     117,942,681

Computers - 1.2%
   1,300,000     Apple Computer, Inc.* ......................         33,137,000

Containers - Paper and Plastic - 2.0%
   3,899,230     Packaging Corp. of America* ................         55,096,120

Diversified Financial Services - 3.8%
   2,128,010     Citigroup, Inc. ............................        104,591,692

Diversified Operations - 7.1%
     594,295     Danaher Corp. ..............................         33,286,463
     626,700     Illinois Tool Works, Inc. ..................         39,720,246
     399,710     Minnesota Mining and Manufacturing Co. .....         47,569,487
   1,400,000     Tyco International, Ltd. ...................         74,718,000

                                                                     195,294,196

Electronic Components - Semiconductors - 6.8%
   6,023,720     Advanced Micro Devices, Inc.* ..............        186,735,320

Finance - Consumer Loans - 0.1%
      21,160     Household International, Inc. ..............          1,354,663

Finance - Investment Bankers/Brokers - 1.9%
     850,000     Merrill Lynch & Company, Inc. ..............         52,445,000

Finance - Mortgage Loan Banker - 0.9%
     581,505     Countrywide Credit Industries, Inc. ........         24,812,818

Machinery - Construction and Mining - 1.0%
   1,418,465     Terex Corp.* ...............................         27,801,914

Medical - Drugs - 1.4%
     491,970     Merck & Company, Inc. ......................         37,374,961

Medical - Outpatient and Home Medical Care - 0.7%
     768,920     Apria Healthcare Group, Inc.* ..............    $    19,968,852

Medical Products - 1.8%
   1,501,330     Becton, Dickinson and Co. ..................         48,568,026

Metal - Aluminum - 3.0%
   2,000,000     Alcoa, Inc. ................................         82,800,000

Money Center Banks - 2.1%
   1,158,725     Bank of New York Company, Inc. .............         58,167,995

Networking Products - 1.4%
   5,905,900     3Com Corp.* ................................         38,506,468

Oil - Field Services - 0.4%
     200,000     Weatherford International, Inc.* ...........         11,646,000

Oil Companies - Exploration and Production - 3.4%
     802,120     Anadarko Petroleum Corp. ...................         51,832,994
     901,120     Burlington Resources, Inc. .................         42,541,875

                                                                      94,374,869

Oil Refining and Marketing - 2.3%
   6,112,880     SK Corp.# ..................................         64,517,088

Petrochemicals - 2.7%
  10,326,455     Reliance Industries, Ltd. ..................         75,634,690

Pipelines - 12.8%
   3,459,982     El Paso Corp. ..............................        238,046,762
     787,085     Enron Corp. ................................         49,365,971
   1,122,670     Kinder Morgan, Inc. ........................         65,900,729

                                                                     353,313,462

Printing - Commercial - 1.7%
   1,336,100     Valassis Communications, Inc.* .............         47,231,135

Publishing - Newspapers - 1.9%
   1,276,500     New York Times Co. - Class A ...............         52,374,795

Recreational Centers - 0.5%
     500,000     Bally Total Fitness Holding Corp.* .........         13,700,000

Retail - Discount - 0.1%
   1,333,580     Ames Department Stores, Inc.* ..............          2,800,518

Retail - Toy Store - 0.9%
   1,000,000     Toys "R" Us, Inc.* .........................         24,800,000

Savings/Loan/Thrifts - 0.7%
     321,505     Golden West Financial Corp. ................         18,872,344

Telephone - Integrated - 2.5%
   4,400,000     McLeodUSA, Inc. - Class A* .................         38,940,000
     862,265     Telefonos de Mexico S.A. (ADR) .............         29,834,369

                                                                      68,774,369

Television - 1.2%
   1,426,420     SBS Broadcasting S.A.*,# ...................         33,150,001

Toys - 2.9%
   4,900,000     Mattel, Inc. ...............................         79,135,000
--------------------------------------------------------------------------------
Total Common Stock (cost $2,517,851,175) ....................      2,732,899,575
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  59

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Corporate Bonds - 0.1%
Cellular Telecommunications - 0%
$ 23,505,000     Winstar Communications, Inc., 12.75%
                   senior notes, due 4/15/10(pi) ............    $       352,575

Retail - Discount - 0.1%
  10,225,000     Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06 ................          1,636,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $20,689,531) ....................          1,988,575
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                 Household Finance Corp.
  30,500,000       4.65%, 5/1/01
                   (amortized cost $30,500,000) .............         30,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,569,040,706) - 100.4% ......      2,765,388,150
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)     (10,149,715)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 2,755,238,435
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            2.7%          $    74,718,000
India                                              2.7%               75,634,690
Japan                                              0.9%               25,224,534
Luxembourg                                         1.2%               33,150,001
Mexico                                             3.8%              105,767,325
South Korea                                        2.3%               64,517,088
United States++                                   86.4%            2,386,376,512
--------------------------------------------------------------------------------
Total                                            100.0%          $ 2,765,388,150

++Includes Short-Term Securities (85.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

60  Janus Equity Funds  April 30, 2001

Janus Twenty Fund (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

For the six months ended April 30, 2001, Janus Twenty Fund declined 31.62%. This compares with a 12.06% loss posted by its benchmark, the S&P 500 Index.(1)

As we exited calendar year 2000, I was reasonably optimistic that the storm had passed. We had endured the worst one-year performance of the major stock indexes in decades, and as we entered 2001, I felt a genuine sense of optimism. Fueling my optimism was the Federal Reserve's decision to lower the Fed Funds rate in the first few days of the new year, and although many of our companies were expressing some anxiety about the tone of business, the markets began to rally. I even remember telling a couple of our younger analysts that things would get better in 2001 - after all, "we can't fall out of a basement." What I forgot to tell them is that "the basement can always flood."

Although the Fed has embarked on an aggressive round of rate cutting (50 basis points per month for each of the first five months of the year), the news from corporate America continues to be generally weak. Executives from virtually every industry have commented to us that they have been surprised by both the speed and the severity of the slowdown. Even bellwether companies like Cisco Systems, which were previously thought to be immune from the vagaries of the business cycle, were humbled as the economy slowed.

So where do we go from here?

I expect the Fed's recent actions and the Bush tax cut will eventually have the desired effect on both the economy and the financial markets. As in past cycles, the markets should turn up far in advance of the actual economic statistics.

As of this writing, the Fund is invested in a broader array of companies than in the immediate past. In addition to our long-held position in American International Group, the world's largest insurer, we increased our exposure to both Merrill Lynch and Goldman Sachs. All three companies have judiciously managed their expense levels during the recent downturn and are poised to increase their market shares globally as the markets revive.

We also increased our exposure to the multimedia industry. The Fund has long maintained a position in AOL Time Warner and in this most recent period we added a substantial stake in Viacom. We believe AOL Time Warner and Viacom control some of the most attractive media properties in the world. CNN, HBO, AOL's online service, CBS, MTV and Nickelodeon are just a few of the franchises that these two media conglomerates control, and the opportunity to expand these offerings globally looks open ended to us. Furthermore, both AOL Time Warner and Viacom are led by excellent management teams that have managed their cost structures admirably during the recent slowdown. We expect both companies to benefit from the anticipated revival in advertising and consumer spending.

We also established a small position in the energy sector via investments in Exxon Mobil, Royal Dutch Petroleum and BP Amoco. We continue to look for incremental opportunities in this area of the market and are still trying to determine just how sustainable the investment opportunity will be in this highly volatile industry during the coming years.

Perhaps our most disappointing results came from the Fund's smaller "farm team" investments. These are companies we believe have the potential to become the brand-name franchises of tomorrow. Palm Inc.'s woes were illustrative of many of the frustrations we had with these investments. Palm's strength lies in its exposure to both the hardware and software sides of the personal digital assistant business. In essence, if Palm were a PC maker, it would combine Microsoft's command of the operating system software market with Apple Computer's substantial presence in the hardware market into a single, powerful company. Unfortunately, as is often the case in many fast-growing hyper-markets, the management team mismanaged a key product transition just as the economy began to slow. The stock suffered mightily and now Palm's leadership position is in jeopardy. Longer term, we are confident that the market for broadband-enabled wireless handheld devices will be very lucrative and we continue to look for the corresponding opportunities.

Despite the Fund's poor performance, I believe the markets are beginning to bottom. Valuations are more compelling and, for all its shortcomings, the so-called "new economy" has lit the path to the future. I am convinced that we are in the very early stages of the digitization of virtually every aspect of the economy, both old and new. The companies that can harness the power of these new technologies and profitably provide compelling products and services will become the true breakaway players in their respective fields. I continue to be particularly excited about the opportunities we are finding in the multimedia, pharmaceuticals, healthcare, biotechnology, telecommunications, technology, financial services and energy industries.

Thank you for your continued confidence and investment in Janus Twenty Fund.

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  61

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 77.9%             91.7%
  Foreign                                                20.4%             18.2%
Top 20 Equities (% of Assets)                            71.5%             78.4%
Top 10 Equities (% of Assets)                            55.0%             61.3%
Number of Stocks                                            31                38
Cash, Cash Equivalents and
  Fixed-Income Securities                                22.1%              8.3%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                               19.9%              5.2%
Telecommunication Equipment                              10.9%             11.9%
Diversified Operations                                    6.5%              4.7%
Finance - Investment
  Bankers/Brokers                                         5.4%              1.9%
Telephone - Integrated                                    4.5%              2.2%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                    16.9%             11.2%
Nokia Oyj (ADR)                                          10.9%             10.6%
General Electric Co.                                      6.5%              4.7%
American International Group, Inc.                        3.5%              2.7%
Goldman Sachs Group, Inc.                                 3.4%              1.9%
EMC Corp.                                                 3.3%              7.1%
Viacom, Inc. - Class B                                    3.0%                --
Enron Corp.                                               2.8%                --
Sony Corp.                                                2.4%              1.7%
Pfizer, Inc.                                              2.3%              2.0%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Ten Year         Since 4/30/85*
(39.32)%         20.09%            17.81%           17.31%

Janus Twenty Fund - $128,585
S&P 500 Index - $106,316

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2001. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($128,585) as compared to the S&P 500 Index ($106,316).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 77.9%
Applications Software - 1.9%
   4,537,625     Microsoft Corp.* ...........................    $   307,424,094
   1,454,525     Siebel Systems, Inc.* ......................         66,297,249

                                                                     373,721,343

Audio and Video Products - 2.4%
   6,561,500     Sony Corp. .................................        490,777,958

Cellular Telecommunications - 2.2%
      21,753     NTT DoCoMo, Inc. ...........................    $   447,262,845

Computers - 2.1%
  17,611,445     Palm, Inc.* ................................        141,067,674
  16,023,215     Sun Microsystems, Inc.* ....................        274,317,441

                                                                     415,385,115

Computers - Memory Devices - 3.3%
  16,741,860     EMC Corp.* .................................        662,977,656

See Notes to Schedules of Investments.

62  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Diversified Operations - 6.5%
  26,746,620     General Electric Co. .......................    $ 1,298,013,469

E-Commerce/Services - 0.5%
  11,000,000     WebMD Corp.*,(ss) ..........................         95,810,000

Finance - Investment Bankers/Brokers - 5.4%
   7,427,325     Goldman Sachs Group, Inc. ..................        676,629,308
   6,477,530     Merrill Lynch & Company, Inc. ..............        399,663,601

                                                                   1,076,292,909

Internet Security - 0.6%
     291,140     Check Point Software Technologies, Ltd.* ...         18,263,212
   1,964,136     VeriSign, Inc.* ............................        100,720,894

                                                                     118,984,106

Medical - Biomedical and Genetic - 2.4%
   3,996,110     Human Genome Sciences, Inc.* ...............        256,670,145
   6,132,630     Millennium Pharmaceuticals, Inc.* ..........        228,133,836

                                                                     484,803,981

Medical - Drugs - 2.3%
  10,772,840     Pfizer, Inc. ...............................        466,463,972

Multi-Line Insurance - 3.5%
   8,688,607     American International Group, Inc. .........        710,728,053

Multimedia - 19.9%
  67,155,999     AOL Time Warner, Inc.* .....................      3,391,377,950
  11,699,248     Viacom, Inc. - Class B* ....................        609,062,851

                                                                   4,000,440,801

Networking Products - 0.7%
   2,437,400     Juniper Networks, Inc.* ....................        143,879,722

Oil Companies - Integrated - 3.2%
   2,207,950     BP Amoco PLC (ADR) .........................        119,405,936
   4,262,980     Exxon Mobil Corp. ..........................        377,700,028
   2,539,420     Royal Dutch Petroleum Co.
                   - New York Shares ........................        151,171,673

                                                                     648,277,637

Pipelines - 2.8%
   8,916,580     Enron Corp. ................................        559,247,898

Retail - Building Products - 1.7%
   7,336,385     Home Depot, Inc. ...........................        345,543,734

Satellite Telecommunications - 0.7%
   6,132,890     General Motors Corp. - Class H* ............        130,323,912

Telecommunication Equipment - 10.9%
  64,075,480     Nokia Oyj (ADR) ............................      2,190,740,661

Telecommunication Equipment - Fiber Optics - 1.0%
   3,809,665     CIENA Corp.* ...............................        209,760,155

Telephone - Integrated - 3.9%
  12,750,410     America Movil S.A. de C.V. - Series L (ADR)*        234,607,544
   8,002,845     Level 3 Communications, Inc.* ..............        113,880,484
  12,750,410     Telefonos de Mexico S.A. (ADR) .............        441,164,186

                                                                     789,652,214
--------------------------------------------------------------------------------
Total Common Stock (cost $13,040,657,554) ...................     15,659,088,141
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Cable Television - 0.9%
$191,000,000     Charter Communications Holdings L.L.C.
                   8.625%, senior notes, due 4/1/09 .........    $   185,747,500

Telephone - Integrated - 0.6%
 190,000,000     Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08 .................        122,550,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $379,898,043) ...................        308,297,500
--------------------------------------------------------------------------------
Money Market - 0.5%
                 Janus Government Money Market Fund
 100,000,000       4.86% (cost $100,000,000) ................        100,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 2.0%
 400,000,000     Morgan Stanley Dean Witter & Co., 4.66%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,778
                   collateralized by $732,622,963 in
                   U.S. Government Agencies, 0%-612.878%
                   8/25/15-4/1/31; with a value of
                   $409,252,593 (cost $400,000,000) .........        400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 3.1%
                 Comerica Bank, Detroit
 120,000,000       4.65%, 6/1/01 ............................        119,519,500
                 United Parcel Service, Inc.:
 100,000,000       4.81%, 5/9/01 ............................         99,893,111
 100,000,000       4.27%, 5/21/01 ...........................         99,762,778
 100,000,000       4.15%, 5/24/01 ...........................         99,734,861
                 Wells Fargo & Co.:
  50,000,000       5.32%, 5/4/01 ............................         49,977,833
 100,000,000       4.39%, 5/17/01 ...........................         99,804,889
  50,000,000       4.66%, 5/25/01 ...........................         49,844,667
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes
  (amortized cost $618,537,639) .............................        618,537,639
--------------------------------------------------------------------------------
Time Deposits - 8.9%
                 RABO, London
 500,000,000       4.66%, 5/1/01 ............................        500,000,000
                 Societe Generale, New York
 897,200,000       4.625%-4.6875%, 5/1/01 ...................        897,200,000
                 UBS Financial, Inc.
 400,000,000       4.65625%, 5/1/01 .........................        400,000,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,797,200,000) ...................      1,797,200,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  63

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 6.4%
                 Federal Farm Credit Bank:
$ 25,000,000       5.22%, 5/1/01 ............................    $    25,000,000
  25,000,000       6.07%, 8/15/01 ...........................         24,690,750
                 Federal Home Loan Bank System:
  50,000,000       4.79%, 5/1/01 ............................         50,000,000
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
 200,000,000       4.72%-5.03%, 5/30/01 .....................        199,214,583
  75,000,000       5.01%-5.22%, 5/31/01 .....................         74,678,125
  50,000,000       4.82%, 6/1/01 ............................         49,792,472
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
  50,000,000       4.55%, 6/21/01 ...........................         49,677,708
 100,000,000       4.46%-4.47%, 7/6/01 ......................         99,250,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
 100,000,000       4.12%, 7/20/01 ...........................         99,000,000
  50,000,000       4.37%, 8/3/01 ............................         49,437,500
 100,000,000       4.62%, 9/17/01 ...........................         98,375,000
  50,000,000       4.21%, 10/1/01 ...........................         49,125,000
 100,000,000       3.99%, 10/17/01 ..........................         98,000,000
                 Freddie Mac:
  50,000,000       4.58%, 6/5/01 ............................         49,777,361
 100,000,000       4.63%, 7/30/01 ...........................         99,000,000
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,287,125,673) ........      1,287,760,145
--------------------------------------------------------------------------------
Total Investments (total cost $17,623,418,909) - 100.3% .....     20,170,883,425
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.3%)     (71,706,827)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $20,099,176,598
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Finland                                           10.9%          $ 2,190,740,661
Israel                                             0.1%               18,263,212
Japan                                              4.6%              938,040,803
Mexico                                             3.4%              675,771,730
Netherlands                                        0.7%              151,171,673
United Kingdom                                     0.6%              119,405,936
United States++                                   79.7%           16,077,489,410
--------------------------------------------------------------------------------
Total                                            100.0%          $20,170,883,425

++Includes Short-Term Securities (58.9% excluding Short-Term Securities)

See Notes to Schedules of Investments.

64  Janus Equity Funds  April 30, 2001

Janus Venture Fund (closed to new investors)

[PHOTO]
William Bales
portfolio manager

For the six-month period ended April 30, 2001, Janus Venture Fund declined 28.12%, compared with a loss of 1.77% by its benchmark, the Russell 2000 Index. The Nasdaq Composite Index was down 37.20% over the same period.(1)

Obviously, it's been rough going for Janus Venture Fund shareholders the past six months, and indeed the entire small-capitalization arena. When the U.S. economy began to show signs of slowing during the last half of 2000, many small-cap companies felt the brunt of the pain due to their typically nondiversified, one-product-line organizations and found themselves in a liquidity crunch. Additionally, venture capital slowed to a trickle when positive returns ceased - ending the exuberant IPO market of 1999 when access to capital seemed limitless regardless of business plans and earnings projections.

On top of that, the slowdown in orders that started in the fall quickly led to an excess inventory issue for small- and large-cap companies alike. While the Federal Reserve's four half-point interest rate cuts in early 2001 seemed to do little to spark business confidence, inventory build-ups quickly became the Achilles' heel of many companies.

The good news is that those companies with solid business plans and top-notch management should get through this slowdown and come out even stronger. With this in mind, we've reexamined our holdings and trimmed many of those with less-proven track records, particularly in technology. One that we did hold onto, however, was Insight Enterprises despite its recent decline. Due to weakness in the PC business, this distributor of computer products and peripherals has seen a slowing in its business. However, a significant percentage of the company's sales are from consumables and supplies, which are less susceptible to a slowing economy. Additionally, Insight is a relatively inexpensive stock relative to its growth rate.

On a similar note, when rumors of a clamp-down on telecom capital spending rose, SBA Communications' stock suffered. Regardless, its business remained intact. This owner and operator of antenna towers for the wireless communications industry continued to add new towers to its lineup as well as improve its lease-up rate to well-capitalized companies like Verizon and Nextel. Furthermore, the fact that its operations continued to grow through such a tumultuous time supports our belief in its business plan, management and future growth prospects. Thus we maintained our position.

A holding we completely exited was SDL, Inc., as its merger with fellow maker of fiber-optics components, JDS Uniphase, drew closer and it graduated from its small-cap status. While the Fund has some flexibility within its market-cap discipline, we decided to take our profits in this stock and use them for opportunities elsewhere.

Among those opportunities were select names in the biotechnology and healthcare groups. As the biotechnology sector has been hard-hit, so have Enzon and Symyx Technologies. Regardless of its decline, Enzon, a biopharmaceutical company, is still on track to launch its hepatitis-C treatment this August. Meanwhile, the FDA recently asked its competitor, Roche Holding, for more information on its drug for the same disease. This development could potentially delay Roche's release and give Enzon the opportunity to launch its drug without immediate competition. We're equally confident in Symyx, an outsource R&D firm that uses high-speed technologies for the discovery of new materials. The company continues to experience strong demand for its services and has an impressive list of clients that includes ExxonMobil, Dow Chemical and Unilever.

Winners during the period included First Health Group and Apria Healthcare. First Health has become known as one of the best full-service, national health benefits companies as a result of its ability to effectively lower companies' insurance costs by becoming a member of the First Health network. Apria specializes in home healthcare programs, delivering drugs and medical supplies as well as providing product and patient maintenance. Both companies have continued to gain market share and are poised to benefit from recent political changes in Washington, D.C.

Going forward, we'll continue to take advantage of the market's volatility by adding what we believe are exceptional growth opportunities. Regardless of sector, we're diligently scouring the globe to uncover such companies. For example, we've increased our exposure to select financial names we believe dominate their respective markets and also typically do well when interest rates are being cut.

There is no telling when the U.S. economy will come out of its slump. That's why we're still out there researching on a company-by-company basis as we ready the Fund to participate in the market's recovery.

Thank you for your continued investment in Janus Venture Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  65

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 95.6%             92.5%
  Foreign                                                 4.1%              6.1%
    European                                              1.1%              2.3%
Top 10 Equities (% of Assets)                            26.9%             29.5%
Number of Stocks                                            91               101
Cash, Cash Equivalents and
  Fixed-Income Securities                                 4.4%              7.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Radio                                                     7.1%              3.8%
Medical - Biomedical
  and Genetic                                             6.3%              8.1%
Commercial Banks                                          4.9%              1.8%
Retail - Computer Equipment                               4.4%              2.8%
Electronic Components
  - Semiconductors                                        4.4%              3.3%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Enzon, Inc.                                               5.1%              5.8%
Insight Enterprises, Inc.                                 3.7%              2.8%
Radio One, Inc.                                           2.9%              0.9%
Valassis Communications, Inc.                             2.5%              1.3%
TMP Worldwide, Inc.                                       2.3%              2.5%
Investors Financial Services Corp.                        2.2%              1.8%
Cerus Corp.                                               2.2%              1.3%
Professional Detailing, Inc.                              2.1%              1.3%
SBA Communications Corp.                                  2.0%              1.6%
Fleming Companies, Inc.                                   1.9%                --

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Ten Year         Since 4/30/85*
(36.46)%         9.45%             12.93%           15.40%

Janus Venture Fund - $98,922
Russell 2000 Index - $56,099

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Venture Fund ($98,922) as compared to the Russell 2000 Index ($56,099).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and industrials sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

Russell 2000 Index is defined as an index of 2000 small-cap companies located in the US. Managed by the Frank Russell Company. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Funds that emphasize investments in smaller companies may experience greater price volatility.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 94.1%
Advertising Sales - 1.8%
     600,000     Lamar Advertising Co.* .....................    $    23,190,000

Advertising Services - 1.0%
     504,805     Getty Images, Inc.* ........................         12,710,990

Business To Business/E-Commerce - 0.5%
     152,661     Commerce One, Inc.* ........................    $     1,407,534
   2,013,085     PurchasePro.com, Inc.* .....................          5,656,769

                                                                       7,064,303

Cable Television - 0.8%
     652,081     Cogeco Cable, Inc.** .......................         10,609,982

Casino Hotels - 0.8%
     743,892     Station Casinos, Inc.* .....................         10,459,121

See Notes to Schedules of Investments.

66  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Chemicals - Specialty - 1.8%
     833,265     Symyx Technologies, Inc.* ..................    $    23,248,093

Commercial Banks - 4.9%
     161,100     Corus Bankshares, Inc. .....................          8,256,375
      72,775     First Citizens BancShares, Inc. ............          6,862,682
      49,665     Hancock Holding Co. ........................          1,912,102
     391,590     Investors Financial Services Corp. .........         28,014,349
     563,040     South Financial Group, Inc. ................          9,346,464
     221,795     UMB Financial Corp. ........................          8,195,325

                                                                      62,587,297

Commercial Services - 1.7%
     304,075     Iron Mountain, Inc.* .......................         10,992,311
     366,000     Plexus Corp.* ..............................         11,243,520

                                                                      22,235,831

Consulting Services - 2.1%
     371,770     Professional Detailing, Inc.* ..............         27,213,564

Decision Support Software - 0.7%
     313,710     NetIQ Corp.* ...............................          9,210,526

Dental Supplies and Equipment - 0.4%
     596,845     Align Technology, Inc.* ....................          5,222,394

Direct Marketing - 0.5%
     639,185     Key3Media Group, Inc.* .....................          6,391,850

E-Commerce/Services - 2.3%
     606,340     TMP Worldwide, Inc.* .......................         29,249,842

E-Services/Consulting - 1.4%
     552,615     IntraNet Solutions, Inc.* ..................         18,280,504

Electric Products - 1.1%
   1,830,705     Pace Micro Technology PLC ..................         14,380,547

Electronic Components - 0.1%
      53,660     Sawtek, Inc.* ..............................          1,320,036

Electronic Components - Semiconductors - 4.4%
     794,890     Alpha Industries, Inc. .....................         19,530,447
     817,345     Microtune, Inc.* ...........................          9,849,007
     296,385     Pixelworks, Inc.* ..........................          6,727,939
     719,345     Semtech Corp.* .............................         20,695,556

                                                                      56,802,949

Engines - Internal Combustion - 0.1%
      44,005     Cummins, Inc. ..............................          1,821,807

Enterprise Software and Services - 1.4%
     714,130     Informatica Corp.* .........................         18,031,783

Financial Guarantee Insurance - 0.5%
      98,715     PMI Group, Inc. ............................          6,347,374

Food - Wholesale/Distribution - 1.9%
     840,150     Fleming Companies, Inc. ....................         24,784,425

Health Care Cost Containment - 1.7%
     426,595     First Health Group Corp.* ..................         22,076,291

Hotels and Motels - 0.2%
      44,415     Four Seasons Hotels, Inc.** ................          2,625,371

Instruments - Controls - 1.1%
     306,880     Mettler-Toledo International, Inc.* ........         13,579,440

Instruments - Scientific - 1.4%
     593,260     Dionex Corp.* ..............................    $    17,780,002

Internet Applications Software - 0.4%
     522,930     Liberate Technologies, Inc.* ...............          5,119,485

Internet Infrastructure Software - 1.5%
     649,431     Retek, Inc.* ...............................         18,762,062

Investment Management and Advisory Services - 0.5%
     293,275     W.P. Stewart & Company, Ltd. ...............          6,921,290

Life and Health Insurance - 1.1%
     758,260     Conseco, Inc. ..............................         14,429,688

Medical - Biomedical and Genetic - 6.3%
     771,520     Arena Pharmaceuticals, Inc.* ...............         15,384,109
   1,093,655     Enzon, Inc.* ...............................         65,203,711

                                                                      80,587,820

Medical - Drugs - 2.6%
      93,415     CIMA Labs, Inc.* ...........................          5,234,977
     238,240     OSI Pharmaceuticals, Inc.* .................         12,231,242
     450,850     Priority Healthcare Corp.* .................         15,680,563

                                                                      33,146,782

Medical - Hospitals - 2.6%
     477,555     LifePoint Hospitals, Inc.* .................         16,580,710
     650,280     Province Healthcare Co.* ...................         16,660,174

                                                                      33,240,884

Medical - Outpatient and Home Medical Care - 1.8%
     901,270     Apria Healthcare Group, Inc.* ..............         23,405,982

Medical Products - 3.0%
     500,000     Cerus Corp.*,(ss) ..........................         27,775,000
     348,800     PolyMedica Corp.* ..........................          9,473,408

                                                                      37,248,408

Multi-Line Insurance - 1.1%
     500,305     HCC Insurance Holdings, Inc. ...............         14,108,601

Multimedia - 1.0%
   1,313,110     Entravision Communications Corp.* ..........         13,262,411

Music/Clubs - 0.7%
   2,604,200     Corporacion Interamericana de
                   Entretenimiento S.A. - Class B* ..........          9,148,046

Network Software - 0.2%
     503,255     OTG Software, Inc* .........................          2,888,684

Networking Products - 1.1%
     249,940     Black Box Corp.* ...........................         14,544,009

Oil Field Machinery and Equipment - 0.7%
     421,465     Grant Prideco, Inc.* .......................          8,429,300

Pharmacy Services - 1.8%
     657,870     Accredo Health, Inc.* ......................         22,407,052

Power Converters and Power Supply Equipment - 0.4%
     226,025     Active Power, Inc.* ........................          5,051,659

Printing - Commercial - 2.5%
     918,717     Valassis Communications, Inc.* .............         32,476,646

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  67

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Radio - 7.1%
     692,765     Cox Radio, Inc. - Class A* .................    $    17,873,337
     398,460     Entercom Communications Corp.* .............         18,177,745
     601,665     Radio One, Inc.* ...........................         11,305,285
   1,528,355     Radio One, Inc. - Class D* .................         26,440,541
     513,920     Spanish Broadcasting System, Inc. - Class A*          3,145,190
     542,325     Westwood One, Inc.* ........................         14,236,031

                                                                      91,178,129

Resorts and Theme Parks - 1.2%
     700,000     Six Flags, Inc. ............................         15,358,000

Retail - Apparel and Shoe - 0.7%
     376,325     Bebe Stores, Inc.* .........................          9,219,963

Retail - Bedding - 0.8%
     395,950     Linens `N Things, Inc.* ....................         10,694,610

Retail - Computer Equipment - 4.4%
     236,875     CDW Computer Centers, Inc.* ................          9,574,488
   1,781,860     Insight Enterprises, Inc.* .................         47,575,662

                                                                      57,150,150

Retail - Jewelry - 0.8%
     310,050     Tiffany & Co. ..............................         10,051,821

Retail - Office Supplies - 1.7%
     920,775     School Specialty, Inc.*,# ..................         21,131,786

Retail - Restaurants - 0.5%
     167,650     P.F. Chang's China Bistro, Inc.* ...........          6,508,173

Savings/Loan/Thrifts - 2.9%
     407,550     American Financial Holdings, Inc. ..........          8,393,085
     272,965     Brookline Bancorp, Inc. ....................          3,534,897
     374,760     Commerical Federal Corp. ...................          8,207,244
     494,000     Independence Community Bank Corp. ..........          9,139,000
     621,030     Seacoast Financial Services Corp. ..........          8,259,699

                                                                      37,533,925

Schools - 1.4%
     348,230     Career Education Corp.*,# ..................         17,533,380

Semiconductor Components/Integrated Circuits - 1.8%
     381,750     Marvell Technology Group, Ltd.* ............          9,620,100
     427,665     TriQuint Semiconductor, Inc.* ..............         12,415,115

                                                                      22,035,215

Telecommunication Equipment - Fiber Optics - 0.5%
   1,454,655     Oplink Communications, Inc.* ...............          6,545,947

Therapeutics - 2.2%
     432,690     Abgenix, Inc.* .............................         16,225,875
     541,280     PRAECIS Pharmaceuticals, Inc.* .............         11,875,683

                                                                      28,101,558

Transportation - Air Freight - 0.5%
     261,175     EGL, Inc.* .................................          6,192,459

Transportation - Services - 0.5%
     409,845     UTI Worldwide, Inc. ........................          6,799,329

Transportation - Truck - 0%
      15,020     Forward Air Corp.* .........................            521,194

Web Hosting/Design - 0.7%
   2,666,185     Globix Corp.*,# ............................    $     8,985,043

Wireless Equipment - 2.5%
     333,380     Powerwave Technologies, Inc.* ..............          6,057,515
     767,780     SBA Communications Corp.* ..................         26,173,620

                                                                      32,231,135
--------------------------------------------------------------------------------
Total Common Stock (cost $1,044,301,539) ....................      1,210,174,948
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Web Hosting/Design - 0.1%
$  2,500,000     Globix Corp., 12.50%
                   senior notes, due 2/1/01 (cost $2,116,551)            762,500
--------------------------------------------------------------------------------
Preferred Stock - 1.5%
Internet Infrastructure Software - 0.3%
     416,667     Plumtree Software, Inc. - Series E(ss) .....          4,000,003

Wireless Equipment - 1.2%
     358,700     Crown Castle International Corp.
                   convertible, 6.25% .......................         15,155,075
--------------------------------------------------------------------------------
Total Preferred Stock (cost $21,935,003) ....................         19,155,078
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.3%
                 Household Finance Corp.
$ 55,400,000       4.65%, 5/1/01
                   (amortized cost $55,400,000) .............         55,400,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,123,753,093) - 100% ........      1,285,492,526
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0% .            202,476
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 1,285,695,002
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Bermuda                                            1.3%          $    16,541,390
Canada                                             1.0%               13,235,353
Mexico                                             0.7%                9,148,046
United Kingdom                                     1.1%               14,380,547
United States++                                   95.9%            1,232,187,190
--------------------------------------------------------------------------------
Total                                            100.0%          $ 1,285,492,526

++Includes Short-Term Securities (91.5% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 5/7/01             9,500,000    $    6,184,091    $       36,240
--------------------------------------------------------------------------------
Total                                           $    6,184,091    $       36,240

See Notes to Schedules of Investments.

68  Janus Equity Funds  April 30, 2001

Janus Worldwide Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

Janus Worldwide Fund declined 18.57% during the six-month period ended April 30, 2001, below the 10.74% loss registered by its benchmark, the Morgan Stanley Capital International World Index.(1)

A surprisingly rapid slowdown in economic growth in the U.S. weighed on worldwide markets during the period as investors factored a less-optimistic earnings outlook into stock prices. Fast-growing companies bore the brunt of the decline, a fact that sent the tech-heavy Nasdaq Composite down more than 37% during the period. Meanwhile, signs that the slowdown was spreading to Europe and Asia allowed the sell-off to gain momentum overseas, with markets in Japan touching lows not seen in more than 15 years. Emerging markets also gave ground as the increasingly unsettled economic environment took its toll on less-developed countries as well.

Although several of our U.S.-based technology franchises participated in the Nasdaq's sharp retreat, we still have faith in many of these companies and have maintained a substantial commitment to those we feel are well-positioned for long-term growth despite this period's disappointing performance. At the same time, in the interest of reducing the Fund's exposure, we trimmed or eliminated positions in several technology-related companies whose near-term earnings risk and valuations we felt led to greater risk than reward. For example, we reduced our exposure to Cisco Systems, the preeminent provider of Internet switching systems and software; Vodafone, the leader in European wireless telecommunications; and EMC, a top maker of data storage systems. We also sold Nortel, a Canadian-based producer of telecommunications and broadband equipment for telephone and cable companies, as we became concerned by slowing growth in optical deployment.

Meanwhile, cellular handset leader Nokia stands out as an example of a company in which our faith remains intact despite recent declines. Although earlier estimates that predicted half a billion handsets would be sold in 2000 were clearly overly optimistic, the worldwide subscriber base expanded by nearly 50% during the year, matching rates seen during the last five years and providing a strong tail wind for Nokia. At least as important, however, was the fact that Nokia successfully turned recent difficulties to its advantage by taking market share from key competitors such as Motorola and Ericsson while at the same time continuing to win a majority of new "3-G" (third generation), wireless infrastructure contracts. Intermediate- and long-term trends remain strong as well, with aggressive competition among service providers potentially changing the industry's pricing structure to the benefit of handset providers. At the same time, the advent of wireless Internet services promises to ignite a robust upgrade cycle for Web-enabled phones. Taken together, these trends have left Nokia trading at what we believe is a reasonable valuation.

Still, a number of companies were able to overcome the difficult environment to trade higher, including pharmaceutical and consumer products companies such as Pfizer, Johnson & Johnson and Pharmacia. All three stocks benefited from a growing preference among investors for the stable revenue and cash flow growth they can provide in periods of economic uncertainty. But while the defensive nature of these and other pharmaceutical stocks in the Fund may be at least partially responsible for their strong performance, we believe other, more tangible trends are at work. For example, shifting demographics worldwide promise to support the drug industry's growth for years to come, at the same time that rapid technological advances such as genomics and proteomics dramatically improve the drug-discovery process. By actively searching for companies poised to capitalize on these trends, we hope to participate in the fundamental value creation that will almost certainly occur. For these and other reasons, we have increased our exposure to the pharmaceutical industry through several carefully researched additions.

In closing, we are disappointed with our performance during what has been an extremely difficult period for growth investors. Looking back, we were clearly too slow in reacting to what proved to be an extraordinarily rapid erosion of fundamentals in several of the high-growth areas of the market in which we invest. Valuations, especially after the extremely strong moves in 1999 had become vulnerable. However, we believe there are now reasons to be optimistic. Central banks around the globe are aggressively cutting interest rates, a fact that should set the stage for a rebound in economic growth and a consequent recovery in the equity markets from today's depressed levels. For our part, we will do our best to use the current trough to diversify the Fund with well-managed, high-quality companies, particularly those that are now trading at attractive valuations, that feature proven products and franchises.

Thank you for your continued investment in Janus Worldwide Fund.

(1) Both returns include reinvested dividends and distributions. Net dividends reivested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Equity Funds  April 30, 2001  69

Portfolio Profile
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Equities                                                 91.7%             93.5%
  Foreign                                                58.5%             58.4%
    European                                             32.4%             30.7%
Top 10 Equities (% of Assets)                            29.9%             31.7%
Number of Stocks                                           123               127
Cash and Cash Equivalents                                 8.3%              6.5%

Top 5 Industries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
Cellular Telecommunications                               9.3%             11.4%
Medical - Drugs                                           9.0%              4.3%
Diversified Operations                                    8.4%              5.4%
Oil Companies - Integrated                                6.1%              3.4%
Multimedia                                                4.7%              3.9%

Top 5 Countries
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
United States                                            33.2%             35.2%
Japan                                                     8.7%              9.6%
France                                                    7.9%              4.8%
United Kingdom                                            6.0%              9.7%
Hong Kong                                                 4.6%              4.5%

Top 10 Equity Holdings
                                                April 30, 2001  October 31, 2000
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                          4.9%              3.7%
Tyco International, Ltd.                                  4.0%              1.4%
China Mobile, Ltd.                                        3.5%              3.4%
Nokia Oyj                                                 3.3%              5.0%
General Electric Co.                                      3.3%              2.6%
Banco Bilbao Vizcaya Argentaria S.A                       2.4%              1.7%
STMicroelectronics N.V                                    2.3%              1.2%
Citigroup, Inc.                                           2.1%              0.1%
Total Fina Elf                                            2.1%              1.5%
Telefonos de Mexico S.A. (ADR)                            2.0%              2.4%

Average Annual Total Return
for the periods ended April 30, 2001
One Year         Five Year         Since 5/15/91*
(27.28)%         15.82%            18.01%

Janus Worldwide Fund - $52,075
Morgan Stanley Capital International World Index - $26,146

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Worldwide Fund ($52,075) as compared to the Morgan Stanley Capital International World Index ($26,146).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Morgan Stanley Capital International World Index is defined as a world index measuring market performance in 22 countries, including the US. It's weighted by both country and industry and is divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.9%
Advertising Services - 0.5%
  12,305,402     WPP Group PLC** ............................    $   147,456,975

Aerospace and Defense - 1.2%
   5,524,010     Boeing Co. .................................        341,383,818

Audio and Video Products - 0.8%
   3,200,000     Sony Corp.** ...............................        239,349,153

Automotive - Cars and Light Trucks - 0.8%
   6,510,696     BMW A.G.** .................................    $   217,028,874

Beverages - Non-Alcoholic - 0.5%
   3,060,495     PepsiCo, Inc. ..............................        134,080,286

Beverages - Wine and Spirits - 0.2%
   5,800,248     Diageo PLC** ...............................         60,998,422

Broadcast Services and Programming - 2.8%
   7,829,785     AT&T Corp./Liberty Media Group - Class A* ..        125,276,560
   7,062,777     Clear Channel Communications, Inc.* ........        394,102,957
   7,027,145     Grupo Televisa S.A. (GDR)* .................        267,242,324

                                                                     786,621,841

See Notes to Schedules of Investments.

70  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Cable Television - 1.5%
   1,495,755     Adelphia Communications Corp. - Class A* ...    $    54,385,652
   8,367,360     Comcast Corp. - Special Class A* ...........        367,410,778

                                                                     421,796,430

Cellular Telecommunications - 9.3%
  73,659,000     China Mobile, Ltd.*,** .....................        361,731,417
  24,688,840     China Mobile, Ltd. (ADR)*,** ...............        625,121,429
      66,840     NTT DoCoMo, Inc.** .........................      1,374,295,433
  60,733,289     Vodafone Group PLC** .......................        184,441,735
   2,885,495     Vodafone Group PLC (ADR)** .................         87,372,789

                                                                   2,632,962,803

Chemicals - Diversified - 0.6%
   1,706,454     Akzo Nobel N.V.** ..........................         71,028,466
   2,405,000     E.I. du Pont de Nemours and Co. ............        108,681,950

                                                                     179,710,416

Commercial Banks - 0.2%
     421,725     State Street Corp. .........................         43,766,621

Commercial Services - Financial - 0.4%
   3,562,253     Paychex, Inc. ..............................        123,111,464

Computers - Integrated Systems - 0.3%
   2,034,100     Brocade Communications Systems, Inc.* ......         77,275,459

Computers - Memory Devices - 0.9%
   3,945,790     EMC Corp.* .................................        156,253,284
   1,431,690     VERITAS Software Corp.* ....................         85,343,041

                                                                     241,596,325

Cosmetics and Toiletries - 0.8%
   5,648,275     Estee Lauder Companies, Inc. - Class A .....        224,518,931

Data Processing and Management - 0.5%
   2,503,030     Automatic Data Processing, Inc. ............        135,789,377

Diversified Financial Services - 2.1%
  12,071,403     Citigroup, Inc. ............................        593,309,457

Diversified Operations - 8.4%
   4,561,428     Bombardier, Inc.** .........................         65,757,856
   1,637,380     Cendant Corp.* .............................         29,047,121
  45,329,000     Citic Pacific, Ltd.** ......................        130,483,056
  19,351,240     General Electric Co. .......................        939,115,677
   1,091,748     Siemens A.G** ..............................         80,237,833
  21,100,670     Tyco International, Ltd. ...................      1,126,142,758

                                                                   2,370,784,301

Electric - Generation - 0.7%
   4,063,205     AES Corp.* .................................        193,692,982

Electronic Components - 1.0%
   2,460,565     Celestica, Inc. - New York Shares*,** ......        125,734,871
     710,641     Koninklijke (Royal) Philips Electronics N.V.**       20,859,875
   1,765,724     Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares** ......................         54,384,299
     423,270     Samsung Electronics** ......................         73,598,178

                                                                     274,577,223

Electronic Components - Semiconductors - 2.6%
     457,200     Rohm Company, Ltd.** .......................         80,681,258
  11,945,320     STMicroelectronics N.V.** ..................        481,320,025
   4,069,672     STMicroelectronics N.V. - New York Shares**         164,618,232

                                                                     726,619,515

Electronic Measuring Instruments - 0.3%
   2,335,845     Agilent Technologies, Inc.* ................    $    91,121,313

Finance - Credit Card - 0.4%
   2,325,690     American Express Co. .......................         98,702,284

Finance - Investment Bankers/Brokers - 1.2%
   2,330,760     Goldman Sachs Group, Inc. ..................        212,332,236
   1,911,270     Merrill Lynch & Company, Inc. ..............        117,925,359

                                                                     330,257,595

Food - Catering - 0.3%
  11,849,935     Compass Group PLC*,** ......................         90,879,401

Food - Diversified - 1.0%
   5,004,530     Unilever N.V.** ............................        283,065,037

Food - Retail - 0.7%
   6,536,685     Koninklijke Ahold N.V.** ...................        202,827,975

Human Resources - 0.4%
  15,149,570     Capita Group PLC** .........................        107,189,267

Insurance Brokers - 0.4%
   1,197,895     Marsh & McLennan Companies, Inc. ...........        115,524,994

Internet Security - 0.4%
   1,677,325     Check Point Software Technologies, Ltd.* ...        105,218,597

Machinery - Electrical - 1.4%
   5,820,769     Schneider Electric S.A.** ..................        397,092,096

Medical - Biomedical and Genetic - 0.6%
     788,960     Genentech, Inc.* ...........................         41,420,400
   1,635,475     Human Genome Sciences, Inc.* ...............        105,046,559
     744,260     Millennium Pharmaceuticals, Inc.* ..........         27,686,472

                                                                     174,153,431

Medical - Drugs - 9.0%
   5,353,030     Abbott Laboratories ........................        248,273,531
   1,450,735     American Home Products Corp. ...............         83,779,946
   4,104,295     AstraZeneca Group PLC** ....................        191,091,256
   1,133,770     Aventis S.A.** .............................         87,748,855
   3,186,270     Bristol-Myers Squibb Co. ...................        178,431,120
      24,250     Novartis A.G.** ............................         37,685,537
  11,826,473     Pfizer, Inc. ...............................        512,086,281
   4,094,030     Pharmacia Corp. ............................        213,954,008
      37,971     Roche Holding A.G.** .......................        272,717,592
   1,147,045     Sepracor, Inc.* ............................         30,236,106
     118,151     Serono S.A. - Class B** ....................         97,390,482
   6,751,000     Takeda Chemical Industries, Ltd.** .........        325,704,916
   1,743,655     Teva Pharmaceutical Industries, Ltd. (ADR) .         94,942,015
   6,025,000     Yamanouchi Pharmaceutical Company, Ltd.** ..        166,798,869

                                                                   2,540,840,514

Medical Instruments - 1.3%
   5,105,510     Guidant Corp. ..............................        209,325,910
   3,421,430     Medtronic, Inc. ............................        152,595,778

                                                                     361,921,688

Medical Products - 0.7%
   2,004,215     Johnson & Johnson ..........................        193,366,663

Metal Processors and Fabricators - 1.1%
  17,241,706     Assa Abloy A.B. - Class B# .................        299,643,222

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  71

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Money Center Banks - 3.8%
  47,645,351     Banco Bilbao Vizcaya Argentaria S.A.** .....    $   676,683,048
   1,171,680     Bank of America Corp. ......................         65,614,080
   1,152,505     Bank of New York Company, Inc. .............         57,855,751
   9,633,373     Lloyds TSB Group PLC** .....................        100,151,733
   1,690,831     Standard Chartered PLC** ...................         23,953,223
     981,403     UBS A.G.** .................................        149,346,271

                                                                   1,073,604,106

Multi-Line Insurance - 3.0%
   8,754,673     Aegon N.V.** ...............................        291,830,063
   2,279,767     Axa** ......................................        268,809,342
     813,538     Zurich Financial Services A.G.** ...........        289,338,405

                                                                     849,977,810

Multimedia - 4.7%
   7,215,086     AOL Time Warner, Inc.* .....................        364,361,843
   2,000,000     Shaw Communications, Inc. - Class B** ......         41,653,650
   7,934,580     Viacom, Inc. - Class B* ....................        413,074,235
   1,338,481     Vivendi Universal S.A.** ...................         92,616,288
   2,285,652     Vivendi Universal S.A. (ADR)** .............        155,447,193
   8,177,665     Walt Disney Co. ............................        247,374,366

                                                                   1,314,527,575

Network Software - 0.7%
  43,027,655     Dimension Data Holdings PLC*,** ............        203,844,270

Networking Products - 0.5%
   9,035,622     Cisco Systems, Inc.* .......................        153,424,862

Oil - Field Services - 0.5%
   2,169,155     Schlumberger, Ltd. .........................        143,814,977

Oil Companies - Exploration and Production - 0.1%
     462,210     Anadarko Petroleum Corp. ...................         29,868,010

Oil Companies - Integrated - 4.7%
  14,538,502     BP Amoco PLC** .............................        130,428,320
   1,942,665     Exxon Mobil Corp. ..........................        172,120,119
 517,714,000     PetroChina Co., Ltd.** .....................        110,858,249
   7,806,325     Petroleo Brasileiro S.A. (ADR) .............        210,770,775
   6,790,470     Repsol - YPF S.A.** ........................        125,819,622
   3,896,726     Total Fina Elf** ...........................        580,378,620

                                                                   1,330,375,705

Optical Supplies - 0.3%
   1,204,000     Hoya Corp.** ...............................         78,944,422

Petrochemicals - 0.8%
  28,913,606     Reliance Industries, Ltd. ..................        211,773,705

Publishing - Periodicals - 0.7%
   7,233,705     Wolters Kluwer N.V.** ......................        199,958,173

Retail - Discount - 1.5%
   8,303,340     Wal-Mart Stores, Inc. ......................        429,614,812

Retail - Restaurants - 0.3%
   3,161,080     McDonald's Corp. ...........................         86,929,700

Security Services - 0.9%
  13,508,646     Securitas A.B. - Class B ...................        262,386,039

Semiconductor Components/Integrated Circuits - 0.8%
   3,604,500     Linear Technology Corp. ....................        173,160,180
  18,020,000     Taiwan Semiconductor
                   Manufacturing Company, Ltd.* .............         49,822,049

                                                                     222,982,229

Semiconductor Equipment - 0.5%
   2,377,697     ASM Lithography Holding N.V.*,** ...........    $    62,816,687
   3,072,780     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         83,180,155

                                                                     145,996,842

Telecommunication Equipment - 4.1%
   2,879,105     Comverse Technology, Inc.* .................        197,218,693
   3,350,636     Himachal Futuristic Communications, Ltd. ...         11,923,321
  10,228,977     Nokia Oyj** ................................        338,254,270
  17,679,165     Nokia Oyj (ADR)** ..........................        604,450,651

                                                                   1,151,846,935

Telecommunication Equipment - Fiber Optics - 0.2%
   2,401,955     JDS Uniphase Corp.* ........................         51,353,798

Telecommunication Services - 1.3%
   4,937,875     Amdocs, Ltd.*,** ...........................        290,840,837
   5,551,158     COLT Telecom Group PLC*,** .................         76,655,020

                                                                     367,495,857

Telephone - Integrated - 4.6%
  16,498,070     America Movil S.A. de C.V. - Series L (ADR)*        303,564,488
       9,528     Nippon Telegraph & Telephone Corp.** .......         60,545,428
  15,550,467     Telefonica S.A.*,** ........................        263,041,372
   1,969,180     Telefonica S.A. (ADR)*,** ..................         98,970,987
  16,498,070     Telefonos de Mexico S.A. (ADR) .............        570,833,222

                                                                   1,296,955,497

Television - 0.2%
  11,028,000     Television Broadcasts, Ltd.** ..............         55,712,753

Wire and Cable Products - 0.4%
   9,699,000     Furukawa Electric Company, Ltd.** ..........        115,805,430
--------------------------------------------------------------------------------
Total Common Stock (cost $22,226,122,258) ...................     25,335,428,257
--------------------------------------------------------------------------------
Preferred Stock - 1.8%
Automotive - Cars and Light Trucks - 0.4%
     374,770     Porsche A.G.** .............................        122,600,838

Oil Companies - Integrated - 1.4%
  15,815,700     Petroleo Brasileiro S.A. (ADR) .............        384,321,510
--------------------------------------------------------------------------------
Total Preferred Stock (cost $487,183,073) ...................        506,922,348
--------------------------------------------------------------------------------
Repurchase Agreement - 1.4%
$400,000,000     Morgan Stanley Dean Witter & Co., 4.66%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $400,051,778
                   collateralized by $732,622,963 in
                   U.S. Government Agencies, 0%-612.878%
                   8/25/15-4/1/31; with a value of
                   $409,252,593 (cost $400,000,000) .........        400,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 0.2%
                 CIT Group, Inc.
  60,000,000       4.63%, 5/1/01
                   (amortized cost $60,000,000) .............         60,000,000
--------------------------------------------------------------------------------
Time Deposits - 3.6%
                 Societe Generale, New York
 319,900,000       4.6875%, 5/1/01 ..........................        319,900,000
                 UBS Financial, Inc.
 700,700,000       4.65625%, 5/1/01 .........................        700,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $1,020,600,000) ...................      1,020,600,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

72  Janus Equity Funds  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 2.3%
                 Fannie Mae
$ 50,000,000       5.22%, 5/3/01 ............................    $    49,985,653
                 Federal Home Loan Bank System:
  25,000,000       5.20%, 5/4/01 ............................         24,989,167
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
  25,000,000       5.10%, 5/15/01 ...........................         24,950,417
  50,000,000       4.67%, 5/25/01 ...........................         49,844,333
  50,000,000       5.22%, 5/31/01 ...........................         49,790,833
  25,000,000       4.99%, 6/7/01 ............................         24,871,785
  75,000,000       4.78%, 6/13/01 ...........................         74,571,792
  50,000,000       5.81%, 6/22/01 ...........................         49,580,389
  50,000,000       4.96%, 7/6/01 ............................         49,625,000
  25,000,000       4.93%, 7/16/01 ...........................         24,781,250
  50,000,000       4.05%, 7/24/01 ...........................         49,500,000
  50,000,000       4.62%, 9/17/01 ...........................         49,187,500
                 Freddie Mac
 100,000,000       4.59%, 10/15/01 ..........................         98,125,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $644,339,451) ..........        644,766,730
--------------------------------------------------------------------------------
Total Investments (total cost $24,838,244,782) - 99.2% ......     27,967,717,335
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8%        214,675,167
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $28,182,392,502
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                             % of Investment Securities      Market Value
--------------------------------------------------------------------------------
Bermuda                                                   4.0%   $ 1,126,142,758
Brazil                                                    2.1%       595,092,285
Canada                                                    0.8%       233,146,377
Finland                                                   3.4%       942,704,921
France                                                    8.0%     2,228,030,651
Germany                                                   1.5%       419,867,545
Hong Kong                                                 4.6%     1,283,906,904
India                                                     0.8%       223,697,026
Israel                                                    0.7%       200,160,612
Japan                                                     8.7%     2,442,124,909
Mexico                                                    4.1%     1,141,640,034
Netherlands                                               4.5%     1,269,950,730
South Korea                                               0.3%        73,598,178
Spain                                                     4.2%     1,164,515,029
Sweden                                                    2.0%       562,029,261
Switzerland                                               3.0%       846,478,287
Taiwan                                                    0.2%        49,822,049
United Kingdom                                            6.1%     1,695,303,248
United States++                                          41.0%    11,469,506,531
--------------------------------------------------------------------------------
Total                                                   100.0%   $27,967,717,335

++Includes Short-Term Securities (33.4% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                   Currency          Currency        Unrealized
Settlement Date                   Units Sold   Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/8/01              12,400,000    $   17,745,640    $    (143,840)
British Pound 5/14/01             91,200,000       130,488,960         1,189,360
British Pound 10/26/01           130,200,000       185,548,020           572,880
British Pound 11/2/01             10,000,000        14,249,000           126,000
British Pound 11/9/01            104,300,000       148,596,210         3,716,451
Candian Dollar 5/7/01              3,300,000         2,148,158            92,168
Candian Dollar 7/16/01            40,000,000        26,029,804         (245,477)
Candian Dollar 8/10/01             3,200,000         2,082,249           (6,349)
Euro 5/7/01                      442,000,000       392,363,400         8,126,184
Euro 5/14/01                     592,300,000       525,725,480        25,477,677
Euro 7/19/01                     220,000,000       195,052,000        10,044,180
Euro 10/26/01                    362,860,000       321,312,530         3,084,310
Euro 11/9/01                     935,300,000       828,208,150        19,417,593
Hong Kong Dollar
  5/7/01                       5,982,300,000       767,118,896       (5,906,873)
Hong Kong Dollar
  5/10/01                         18,000,000         2,308,225             1,096
Hong Kong Dollar
  6/27/01                      1,445,600,000       185,404,643           147,714
Japanese Yen 5/7/01           25,850,000,000       209,156,102        31,103,194
Japanese Yen 7/19/01           8,200,000,000        66,945,661         4,358,686
Japanese Yen 8/10/01          37,620,000,000       307,908,636        51,098,986
Japanese Yen 10/26/01         62,160,000,000       513,308,362       (3,133,542)
Japanese Yen 11/2/01          58,280,000,000       481,664,835       (4,695,753)
Japanese Yen 11/9/01          22,600,000,000       186,936,141         2,113,857
South Korean Won
  5/15/01                     30,600,000,000        23,252,280         4,156,968
South Korean Won
  7/16/01                     15,500,000,000        11,760,243         1,177,987
South Korean Won
  7/23/01                      2,900,000,000         2,198,635            54,842
South Korean Won
  8/10/01                     12,200,000,000         9,242,424           444,000
Swiss Franc 5/7/01               127,600,000        73,659,297         3,773,526
Swiss Franc 10/26/01             276,200,000       160,301,799         1,692,336
Swiss Franc 11/9/01              171,050,000        99,326,403         2,368,008
--------------------------------------------------------------------------------
Total                                           $5,890,042,183    $  160,206,169

See Notes to Schedules of Investments.

                                          Janus Equity Funds  April 30, 2001  73

Statements of Assets and Liabilities

                                                                                                    Janus         Janus
As of April 30, 2001, (unaudited)                                       Janus         Janus         Equity        Global
(all numbers in thousands                   Janus         Janus        Balanced     Enterprise      Income    Life Sciences
except net asset value per share)            Fund         Fund 2         Fund          Fund          Fund          Fund
---------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                      $27,151,265   $   515,503   $ 4,659,658   $ 5,504,968   $   831,404   $ 2,527,953

Investments at value                     $35,270,988   $   545,406   $ 4,748,050   $ 4,676,102   $   880,675   $ 2,715,785
   Cash                                        3,746         2,002         2,629         1,613           601         1,089
   Receivables:
      Investments sold                        75,123        12,957        17,186        58,991         3,572        10,633
      Fund shares sold                        25,395         4,374         9,756        10,994         3,901         2,537
      Dividends                               19,510            52         1,456           751           449           923
      Interest                                 1,215             5        31,758           211           776            --
   Other assets                                  122            --             7             3             2             7
   Forward currency contracts                  4,706            --            --            --            --           777
--------------------------------------------------------------------------------------------------------------------------
Total Assets                              35,400,805       564,796     4,810,842     4,748,665       889,976     2,731,751
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Due to Custodian                            --            --            --            --            --            --
      Investments purchased                  128,710        24,313        80,767        50,801         2,902        45,112
      Fund shares repurchased                 42,101         1,154         5,398         4,636           634         2,414
      Advisory fees                           17,352           255         2,459         2,245           447         1,352
      Transfer agent fees and expenses         4,438            47           584           584           108           665
   Accrued expenses                            3,549           231           395         1,485           385         1,042
   Forward currency contracts                     --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                            196,150        26,000        89,603        59,751         4,476        50,585
--------------------------------------------------------------------------------------------------------------------------
Net Assets                               $35,204,655   $   538,796   $ 4,721,239   $ 4,688,914   $   885,500   $ 2,681,166
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)           1,141,050        55,826       229,710       114,007        44,922       158,136

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                $     30.85   $      9.65   $     20.55   $     41.13   $     19.71   $     16.95
--------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

74  Janus Equity Funds  April 30, 2001

                                            Janus         Janus
As of April 30, 2001, (unaudited)           Global        Growth        Janus         Janus         Janus         Janus
(all numbers in thousands                 Technology    and Income     Mercury       Olympus        Orion        Overseas
except net asset value per share)            Fund          Fund          Fund          Fund          Fund          Fund
--------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                      $ 3,609,502   $ 7,015,122   $11,928,089   $ 4,120,299   $   791,712   $ 6,254,672

Investments at value                     $ 3,817,484   $ 7,894,082   $11,399,002   $ 4,608,830   $   713,313   $ 7,065,512
   Cash                                        5,728         3,223         1,581         3,931         1,261        17,648
   Receivables:
      Investments sold                        32,634        10,911       115,845        13,642            --        43,614
      Fund shares sold                         5,183        18,461        19,983         4,549         1,297        10,229
      Dividends                                1,692         2,439         7,839         1,039            83        15,057
      Interest                                 5,361        14,382            51         4,467             4            30
   Other assets                                   12            16            22            10             1            13
   Forward currency contracts                 15,209         6,209        10,887         5,573            --        51,186
--------------------------------------------------------------------------------------------------------------------------
Total Assets                               3,883,303     7,949,723    11,555,210     4,642,041       715,959     7,203,289
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Due to Custodian                            --            --            --            --            --            --
      Investments purchased                   30,534        48,037        96,399        19,599         6,763        81,861
      Fund shares repurchased                  3,979         4,184         9,927         3,484         1,012        16,980
      Advisory fees                            1,869         3,969         5,537         2,308           356         3,590
      Transfer agent fees and expenses           635         1,112         1,515           817            96         1,994
   Accrued expenses                            1,126         1,148         1,738         1,287           468           988
   Forward currency contracts                     --            --            --            --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total Liabilities                             38,143        58,450       115,116        27,495         8,695       105,413
--------------------------------------------------------------------------------------------------------------------------
Net Assets                               $ 3,845,160   $ 7,891,273   $11,440,094   $ 4,614,546   $   707,264   $ 7,097,876
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)             236,024       234,613       435,814       137,880       123,196       295,354

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                $     16.29   $     33.64   $     26.25   $     33.47   $      5.74   $     24.03
--------------------------------------------------------------------------------------------------------------------------

                                            Janus         Janus
As of April 30, 2001, (unaudited)          Special      Strategic       Janus         Janus         Janus
(all numbers in thousands                 Situations      Value         Twenty       Venture      Worldwide
except net asset value per share)            Fund          Fund          Fund          Fund          Fund
------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                      $ 1,274,728   $ 2,569,041   $17,623,419   $ 1,123,753   $24,838,245

Investments at value                     $ 1,366,333   $ 2,765,388   $20,170,883   $ 1,285,493   $27,967,717
   Cash                                        2,641         3,713         1,598         1,513            --
   Receivables:
      Investments sold                         1,777         6,258       111,948         2,748       213,738
      Fund shares sold                         1,770         4,451        19,520           156        23,092
      Dividends                                  331         1,247         1,537           406        46,471
      Interest                                    30            45        10,347            78         1,069
   Other assets                                    2             5            99            18            71
   Forward currency contracts                     --            --            --            36       160,206
------------------------------------------------------------------------------------------------------------
Total Assets                               1,372,884     2,781,107    20,315,932     1,290,448    28,412,364
------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Due to Custodian                            --            --            --            --         4,193
      Investments purchased                   11,309        20,253       189,448         2,771       169,467
      Fund shares repurchased                  2,095         3,028         9,476           763        34,509
      Advisory fees                              684         1,412         9,887           621        14,240
      Transfer agent fees and expenses           321           451         2,808           186         4,353
   Accrued expenses                              539           725         5,136           412         3,209
   Forward currency contracts                     95            --            --            --            --
------------------------------------------------------------------------------------------------------------
Total Liabilities                             15,043        25,869       216,755         4,753       229,971
------------------------------------------------------------------------------------------------------------
Net Assets                               $ 1,357,841   $ 2,755,238   $20,099,177   $ 1,285,695   $28,182,393
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)              79,073       266,053       425,532        28,681       546,593

------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                $     17.17   $     10.36   $     47.23   $     44.83   $     51.56
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  75

Statements of Operations


For the six months or period ended                                                                 Janus          Janus
April 30, 2001, (unaudited)                                          Janus          Janus         Balanced      Enterprise
(all numbers in thousands)                                            Fund        Fund 2(1)         Fund           Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                       $    41,442    $     1,158    $    75,975    $     7,961
   Dividends                                                           96,192            675         11,863          2,438
   Foreign tax withheld                                               (2,582)            (1)           (48)           (45)
--------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                               135,052          1,832         87,790         10,354
--------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                      124,037          1,001         15,220         18,739
   Transfer agent fees and expenses                                    31,909            340          4,035          5,903
   Registration fees                                                      566            145            120            369
   Postage and mailing expenses                                         1,075             44            121            394
   Custodian fees                                                       1,265             21            142            134
   Printing expenses                                                    1,359             76            153            496
   Audit fees                                                              13              6             15             15
   Trustees' fees and expenses                                             59              1             11             13
   Other expenses                                                         141              6             25             48
--------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                        160,424          1,640         19,842         26,111
Expense and Fee Offsets                                               (1,909)           (42)          (318)          (358)
Net Expenses                                                          158,515          1,598         19,524         25,753
Net Investment Income/(Loss)                                         (23,463)            234         68,266       (15,399)
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions          (3,999,432)       (60,386)      (104,032)    (1,476,736)
   Net realized gain/(loss) from foreign currency transactions         40,043             --        (3,123)             --
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations            (5,815,751)        29,904       (158,125)    (1,744,243)
--------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments            (9,775,140)       (30,482)      (265,280)    (3,220,979)
Net Increase/(Decrease) in Net Assets Resulting from Operations  $(9,798,603)   $   (30,248)   $  (197,014)   $(3,236,378)
--------------------------------------------------------------------------------------------------------------------------

                                                                     Janus          Janus
For the six months or period ended                                   Equity         Global
April 30, 2001, (unaudited)                                          Income     Life Sciences
(all numbers in thousands)                                            Fund           Fund
--------------------------------------------------------------------------------------------

Investment Income:
   Interest                                                       $     3,868    $     4,864
   Dividends                                                            4,635          6,053
   Foreign tax withheld                                                  (17)          (113)
--------------------------------------------------------------------------------------------
Total Investment Income                                                 8,486         10,804
--------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                        2,983         10,730
   Transfer agent fees and expenses                                       983          3,762
   Registration fees                                                       66            209
   Postage and mailing expenses                                            71            223
   Custodian fees                                                          48            190
   Printing expenses                                                      113            332
   Audit fees                                                               5             10
   Trustees' fees and expenses                                              3              7
   Other expenses                                                          12             13
--------------------------------------------------------------------------------------------
Total Expenses                                                          4,284         15,476
Expense and Fee Offsets                                                  (95)          (363)
Net Expenses                                                            4,189         15,113
Net Investment Income/(Loss)                                           4,297         (4,309)
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions             (45,620)      (405,711)
   Net realized gain/(loss) from foreign currency transactions            104          3,339
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations               (42,553)      (596,748)
--------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (88,069)      (999,120)
Net Increase/(Decrease) in Net Assets Resulting from Operations   $  (83,772)   $(1,003,429)
--------------------------------------------------------------------------------------------

(1)  Fiscal period from December 29, 2000 (inception) to April 30, 2001.

See Notes to Financial Statements.

76  Janus Equity Funds  April 30, 2001

                                                                     Janus          Janus
For the six months or period ended                                   Global         Growth         Janus          Janus
April 30, 2001, (unaudited)                                        Technology     and Income      Mercury        Olympus
(all numbers in thousands)                                            Fund           Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                       $     27,491   $     48,201   $     40,523   $     29,684
   Dividends                                                             7,935         27,545         36,216          8,317
   Foreign tax withheld                                                  (697)          (300)        (2,115)          (234)
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                 34,729         75,446         74,624         37,767
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                        16,411         26,394         41,200         18,438
   Transfer agent fees and expenses                                      5,492          7,781         12,704          6,306
   Registration fees                                                        --            136            125             48
   Postage and mailing expenses                                            304            362            648            458
   Custodian fees                                                          368            324            537            184
   Printing expenses                                                       457            413            625            412
   Audit fees                                                               20             16             18             16
   Trustees' fees and expenses                                              10             14             19             11
   Other expenses                                                           32             40             59             31
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                          23,094         35,480         55,935         25,904
Expense and Fee Offsets                                                  (339)          (554)          (585)          (578)
Net Expenses                                                            22,755         34,926         55,350         25,326
Net Investment Income/(Loss)                                            11,974         40,520         19,274         12,441
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions           (1,156,039)         28,097    (1,752,749)      (945,297)
   Net realized gain/(loss) from foreign currency transactions          43,068         13,969       (41,971)        (2,862)
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations             (1,808,792)    (1,357,961)    (2,503,753)    (1,524,978)
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments             (2,921,763)    (1,315,895)    (4,298,473)    (2,473,137)
Net Increase/(Decrease) in Net Assets Resulting from Operations   $(2,909,789)   $(1,275,375)   $(4,279,199)   $(2,460,696)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   Janus          Janus
For the six months or period ended                                   Janus          Janus         Special       Strategic
April 30, 2001, (unaudited)                                          Orion         Overseas      Situations       Value
(all numbers in thousands)                                            Fund           Fund           Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                       $      2,916   $     32,121   $        932   $        853
   Dividends                                                             1,097         27,680          5,896         18,553
   Foreign tax withheld                                                  (105)        (3,424)          (288)          (517)
---------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                  3,908         56,377          6,540         18,889
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                         2,793         25,419          4,729          9,388
   Transfer agent fees and expenses                                      1,243          6,984          1,823          3,161
   Registration fees                                                        24            216            186             31
   Postage and mailing expenses                                            131            123            123            283
   Custodian fees                                                           37          1,933             92            129
   Printing expenses                                                       176             70            147            315
   Audit fees                                                               10             24              6             16
   Trustees' fees and expenses                                               3              3              4              7
   Other expenses                                                           12             54             13             20
---------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                           4,429         34,826          7,123         13,350
Expense and Fee Offsets                                                   (83)          (767)          (202)          (247)
Net Expenses                                                             4,346         34,059          6,921         13,103
Net Investment Income/(Loss)                                             (438)         22,318          (381)          5,786
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions             (467,313)      (441,506)      (125,504)      (188,983)
   Net realized gain/(loss) from foreign currency transactions           (491)         85,120          (737)          (165)
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations                  70,920    (1,299,651)      (124,476)       (16,712)
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (396,884)    (1,656,037)      (250,717)      (205,860)
Net Increase/(Decrease) in Net Assets Resulting from Operations   $  (397,322)   $(1,633,719)   $  (251,098)   $  (200,074)
---------------------------------------------------------------------------------------------------------------------------


For the six months or period ended                                   Janus          Janus          Janus
April 30, 2001, (unaudited)                                          Twenty        Venture       Worldwide
(all numbers in thousands)                                            Fund           Fund           Fund
------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                       $    117,240   $      3,414   $     96,620
   Dividends                                                            43,273          1,124        109,670
   Foreign tax withheld                                                (2,970)            (3)        (9,686)
------------------------------------------------------------------------------------------------------------
Total Investment Income                                                157,543          4,535        196,604
------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                        75,431          4,615        101,723
   Transfer agent fees and expenses                                     20,146          1,277         28,022
   Registration fees                                                       526            100             39
   Postage and mailing expenses                                            522             49            587
   Custodian fees                                                          807             64          5,010
   Printing expenses                                                       955            108            766
   Audit fees                                                               13             11             35
   Trustees' fees and expenses                                              44              7             49
   Other expenses                                                           40             16            173
------------------------------------------------------------------------------------------------------------
Total Expenses                                                          98,484          6,247        136,404
Expense and Fee Offsets                                                  (916)           (48)        (2,678)
Net Expenses                                                            97,568          6,199        133,726
Net Investment Income/(Loss)                                            59,975        (1,664)         62,878
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions             (316,959)      (170,697)    (1,669,969)
   Net realized gain/(loss) from foreign currency transactions            (21)            490        257,102
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations             (9,499,058)      (361,671)    (5,553,064)
------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments             (9,816,038)      (531,878)    (6,965,931)
Net Increase/(Decrease) in Net Assets Resulting from Operations   $(9,756,063)   $  (533,542)   $(6,903,053)
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  77

Statements of Changes in Net Assets

For the six months or period
ended April 30, 2001, (unaudited)                                            Janus                    Janus
and for the fiscal year ended October 31, 2000                                Fund                  Fund 2(1)
(all numbers in thousands)                                            2001            2000            2001
--------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $   (23,463)    $   (83,615)    $        234
   Net realized gain/(loss) from investment and
      foreign currency transactions                                (3,959,389)       4,876,094        (60,386)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations             (5,815,751)         742,125          29,904
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (9,798,603)       5,534,604        (30,248)
--------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                   --              --              --
   Dividends (in excess of net investment income)*                          --              --              --
   Net realized gain from investment transactions*                 (4,625,372)     (4,451,206)              --
   Dividends (in excess of net realized gain from investments)              --              --              --
--------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (4,625,372)     (4,451,206)              --
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                       2,170,519      12,018,056         676,939
   Reinvested dividends and distributions                            4,488,568       4,328,707              --
   Shares repurchased                                              (3,498,204)     (6,797,144)       (107,895)
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              3,160,883       9,549,619         569,044
--------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (11,263,092)      10,633,017         538,796
Net Assets:
   Beginning of period                                              46,467,747      35,834,730              --
--------------------------------------------------------------------------------------------------------------
   End of period                                                  $ 35,204,655    $ 46,467,747    $    538,796
--------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 31,225,046    $ 28,064,163    $    569,044
   Accumulated net investment income/(loss)*                          (23,463)              --             234
   Accumulated net realized gain/(loss) from investments*          (4,121,145)       4,463,616        (60,386)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations                  8,124,217      13,939,968          29,904
--------------------------------------------------------------------------------------------------------------
                                                                  $ 35,204,655    $ 46,467,747    $    538,796
--------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                          64,176         265,999          67,403
   Reinvested distributions                                            128,723         102,771              --
--------------------------------------------------------------------------------------------------------------
Total                                                                  192,899         368,770          67,403
--------------------------------------------------------------------------------------------------------------
   Shares repurchased                                                (107,949)       (150,373)        (11,577)
Net Increase/(Decrease) in Fund Shares                                  84,950         218,397          55,826
Shares Outstanding, Beginning of Period                              1,056,100         837,703              --
--------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                    1,141,050       1,056,100          55,826
--------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                        $  8,979,919    $ 32,498,298    $    999,036
   Proceeds from sales of securities                                 8,985,435      27,735,004         456,947
   Purchases of long-term U.S. government obligations                       --              --              --
   Proceeds from sales of long-term U.S. government obligations             --              --              --

For the six months or period                                                 Janus                           Janus
ended April 30, 2001, (unaudited)                                           Balanced                       Enterprise
and for the fiscal year ended October 31, 2000                                Fund                            Fund
(all numbers in thousands)                                            2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------------

Operations:
   Net investment income/(loss)                                   $     68,266    $    118,865    $   (15,399)    $   (47,139)
   Net realized gain/(loss) from investment and
      foreign currency transactions                                  (107,155)         249,653     (1,476,736)       (612,246)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations               (158,125)       (118,011)     (1,744,243)         148,631
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (197,014)         250,507     (3,236,378)       (510,754)
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                             (76,098)       (101,112)              --              --
   Dividends (in excess of net investment income)*                          --              --              --              --
   Net realized gain from investment transactions*                   (216,441)        (44,727)              --              --
   Dividends (in excess of net realized gain from investments)              --              --              --       (167,625)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (292,539)       (145,839)              --       (167,625)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                         914,985       3,004,367       1,521,083      11,155,041
   Reinvested dividends and distributions                              285,979         142,023              --         163,404
   Shares repurchased                                                (763,553)     (1,407,446)     (1,680,355)     (4,885,200)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                437,411       1,738,944       (159,272)       6,433,245
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (52,142)       1,843,612     (3,395,650)       5,754,866
Net Assets:
   Beginning of period                                               4,773,381       2,929,769       8,084,564       2,329,698
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $  4,721,239    $  4,773,381    $  4,688,914    $  8,084,564
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $  4,726,526    $  4,289,115    $  7,633,701    $  7,792,973
   Accumulated net investment income/(loss)*                            13,884          21,716        (15,399)              --
   Accumulated net realized gain/(loss) from investments*            (107,556)         216,040     (2,100,522)       (623,786)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations                     88,385         246,510       (828,866)         915,377
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  4,721,239    $  4,773,381    $  4,688,914    $  8,084,564
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                          43,261         128,908          30,198         139,332
   Reinvested distributions                                             13,598           6,125              --           2,372
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   56,859         135,033          30,198         141,704
------------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                                 (36,214)        (60,446)        (34,366)        (63,257)
Net Increase/(Decrease) in Fund Shares                                  20,645          74,587         (4,168)          78,447
Shares Outstanding, Beginning of Period                                209,065         134,478         118,175          39,728
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      229,710         209,065         114,007         118,175
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                        $  1,734,877    $  3,532,925    $  2,078,586    $ 11,673,881
   Proceeds from sales of securities                                 1,533,500       2,871,013       2,576,574       5,587,406
   Purchases of long-term U.S. government obligations                1,004,378         906,208              --              --
   Proceeds from sales of long-term U.S. government obligations      1,049,540         328,609              --              --

(1)  Fiscal period from December 29, 2000 (inception) to April 30, 2001.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

78  Janus Equity Funds  April 30, 2001

For the six months or period                                                 Janus                       Janus Global
ended April 30, 2001, (unaudited)                                        Equity Income                   Life Sciences
and for the fiscal year ended October 31, 2000                                Fund                            Fund
(all numbers in thousands)                                            2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $      4,297    $      6,589    $    (4,309)    $      4,143
   Net realized gain/(loss) from investment and
      foreign currency transactions                                   (45,516)         136,524       (402,372)       (443,953)
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations                (42,553)        (63,098)       (596,748)         742,803
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations       (83,772)          80,015     (1,003,429)         302,993
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                              (4,706)         (5,648)         (3,081)              --
   Dividends (in excess of net investment income)*                          --              --              --              --
   Net realized gain from investment transactions*                   (105,881)        (20,913)              --              --
   Dividends (in excess of net realized gain from investments)              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (110,587)        (26,561)         (3,081)              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                         188,788         816,531         256,217       6,401,236
   Reinvested dividends and distributions                              106,122          25,544           2,992              --
   Shares repurchased                                                (241,554)       (650,345)       (838,991)     (2,781,207)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 53,356         191,730       (579,782)       3,620,029
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (141,003)         245,184     (1,586,292)       3,923,022
Net Assets:
   Beginning of period                                               1,026,503         781,319       4,267,458         344,436
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $    885,500    $  1,026,503    $  2,681,166    $  4,267,458
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $    881,137    $    827,781    $  3,351,124    $  3,930,906
   Accumulated net investment income/(loss)*                               947           1,356         (4,309)           3,081
   Accumulated net realized gain/(loss) from investments*             (45,851)         105,546       (854,233)       (451,861)
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations                     49,267          91,820         188,584         785,332
------------------------------------------------------------------------------------------------------------------------------
                                                                  $    885,500    $  1,026,503    $  2,681,166    $  4,267,458
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                           9,127          32,801          13,216         295,536
   Reinvested distributions                                              5,203           1,056             148              --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   14,330          33,857          13,364         295,536
------------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                                 (11,736)        (26,141)        (45,649)       (133,896)
Net Increase/(Decrease) in Fund Shares                                   2,594           7,716         (32,285)        161,640
Shares Outstanding, Beginning of Period                                 42,328          34,612         190,421          28,781
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       44,922          42,328         158,136         190,421
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                        $    482,770    $  1,060,236    $  1,548,009    $  7,261,028
   Proceeds from sales of securities                                   464,031       1,026,826       2,320,587       3,788,206
   Purchases of long-term U.S. government obligations                   20,073              --              --              --
   Proceeds from sales of long-term U.S. government obligations             --              --              --              --

For the six months or period                                              Janus Global                       Janus
ended April 30, 2001, (unaudited)                                          Technology                  Growth and Income
and for the fiscal year ended October 31, 2000                                Fund                            Fund
(all numbers in thousands)                                            2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $     11,974    $     15,143    $     40,520    $     42,258
   Net realized gain/(loss) from investment and
      foreign currency transactions                                (1,112,971)       (194,404)          42,066         391,758
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations             (1,808,792)       1,046,693     (1,357,961)         445,160
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (2,909,789)         867,432     (1,275,375)         879,176
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                             (86,531)         (4,200)        (43,426)        (28,292)
   Dividends (in excess of net investment income)*                          --              --              --
   Net realized gain from investment transactions*                          --              --       (366,055)       (305,969)
   Dividends (in excess of net realized gain from investments)              --        (37,535)              --              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (86,531)        (41,735)       (409,481)       (334,261)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                         516,474       8,544,908         977,522       4,746,174
   Reinvested dividends and distributions                               83,844          40,471         397,647         324,713
   Shares repurchased                                              (1,323,330)     (5,181,098)     (1,104,875)     (2,146,852)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (723,012)       3,404,281         270,294       2,924,035
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (3,719,332)       4,229,978     (1,414,562)       3,468,950
Net Assets:
   Beginning of period                                               7,564,492       3,334,514       9,305,835       5,836,885
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $  3,845,160    $  7,564,492    $  7,891,273    $  9,305,835
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $  5,022,538    $  5,745,550    $  6,977,304    $  6,707,010
   Accumulated net investment income/(loss)*                          (86,608)        (12,051)          15,125          18,031
   Accumulated net realized gain/(loss) from investments*          (1,313,954)       (200,983)          13,678         337,667
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations                    223,184       2,031,976         885,166       2,243,127
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  3,845,160    $  7,564,492    $  7,891,273    $  9,305,835
------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                          26,016         277,696          27,895         112,237
   Reinvested distributions                                              3,766           1,468          11,122           8,118
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   29,782         279,164          39,017         120,355
------------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                                 (69,397)       (162,659)        (32,051)        (51,135)
Net Increase/(Decrease) in Fund Shares                                (39,615)         116,505           6,966          69,220
Shares Outstanding, Beginning of Period                                275,639         159,134         227,647         158,427
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      236,024         275,639         234,613         227,647
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                        $    923,033    $  7,284,807    $  2,111,730    $  5,070,517
   Proceeds from sales of securities                                 2,037,494       3,766,692       1,886,676       3,093,510
   Purchases of long-term U.S. government obligations                       --              --         193,577         286,530
   Proceeds from sales of long-term U.S. government obligations             --              --         196,886              --

For the six months or period                                                 Janus
ended April 30, 2001, (unaudited)                                           Mercury
and for the fiscal year ended October 31, 2000                                Fund
(all numbers in thousands)                                            2001            2000
----------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $     19,274    $     12,611
   Net realized gain/(loss) from investment and
      foreign currency transactions                                (1,794,720)       1,983,065
   Change in unrealized net appreciation/(depreciation)
      of investments and foreign currency translations             (2,503,753)       (369,928)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (4,279,199)       1,625,748
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                             (10,751)              --
   Dividends (in excess of net investment income)*
   Net realized gain from investment transactions*                 (1,759,634)       (897,043)
   Dividends (in excess of net realized gain from investments)              --              --
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (1,770,385)       (897,043)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                       1,822,653      11,373,532
   Reinvested dividends and distributions                            1,639,530         874,956
   Shares repurchased                                              (2,320,440)     (5,689,141)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              1,141,743       6,559,347
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (4,907,841)       7,288,052
Net Assets:
   Beginning of period                                              16,347,935       9,059,883
----------------------------------------------------------------------------------------------
   End of period                                                  $ 11,440,094    $ 16,347,935
----------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 13,848,497    $ 12,706,754
   Accumulated net investment income/(loss)*                            19,274          10,751
   Accumulated net realized gain/(loss) from investments*          (1,909,478)       1,644,876
   Unrealized appreciation/(depreciation) of
      investments and foreign currency translations                  (518,199)       1,985,554
----------------------------------------------------------------------------------------------
                                                                  $ 11,440,094    $ 16,347,935
----------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                                          62,124         257,197
   Reinvested distributions                                             51,917          21,408
----------------------------------------------------------------------------------------------
Total                                                                  114,041         278,605
----------------------------------------------------------------------------------------------
   Shares repurchased                                                 (80,983)       (130,017)
Net Increase/(Decrease) in Fund Shares                                  33,058         148,588
Shares Outstanding, Beginning of Period                                402,756         254,168
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      435,814         402,756
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
  (excluding short-term securities)
   Purchases of securities                                        $  4,901,506    $ 13,827,066
   Proceeds from sales of securities                                 4,761,283       9,814,292
   Purchases of long-term U.S. government obligations                       --              --
   Proceeds from sales of long-term U.S. government obligations             --              --

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  79

                                                                            Janus                         Janus
For the six months ended April 30, 2001, (unaudited)                       Olympus                        Orion
and for the fiscal year or period ended October 31, 2000                     Fund                          Fund
(all numbers in thousands)                                            2001           2000           2001         2000(1)
--------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $    12,441    $    38,480    $     (438)    $     3,028
   Net realized gain/(loss) from investment and
      foreign currency transactions                                 (948,159)         47,840      (467,804)       (18,374)
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency translations            (1,524,978)        713,582         70,920      (149,320)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (2,460,696)        799,902      (397,322)      (164,666)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                            (34,686)        (1,436)        (2,740)             --
   Dividends (in excess of net investment income)*                         --             --             --             --
   Net realized gain from investment transactions*                   (57,716)      (186,982)             --             --
--------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (92,402)      (188,418)        (2,740)             --
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                        502,764      6,368,837        241,386      1,499,164
   Reinvested dividends and distributions                              89,940        184,388          2,669             --
   Shares repurchased                                             (1,120,844)    (3,356,373)      (264,357)      (206,870)
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions             (528,140)      3,196,852       (20,302)      1,292,294
--------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (3,081,238)      3,808,336      (420,364)      1,127,628
Net Assets:
   Beginning of period                                              7,695,784      3,887,448      1,127,628             --
--------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $ 4,614,546    $ 7,695,784    $   707,264    $ 1,127,628
--------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 5,083,995    $ 5,612,135    $ 1,272,280    $ 1,292,582
   Accumulated net investment income/(loss)*                            9,841         32,086          (438)          2,740
   Accumulated net realized gain/(loss) from investments*           (973,391)         32,484      (486,178)       (18,374)
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                               494,101      2,019,079       (78,400)      (149,320)
--------------------------------------------------------------------------------------------------------------------------
                                                                  $ 4,614,546    $ 7,695,784    $   707,264    $ 1,127,628
--------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                         13,009        116,154         34,058        149,794
   Reinvested distributions                                             2,081          3,738            369             --
--------------------------------------------------------------------------------------------------------------------------
Total                                                                  15,090        119,892         34,427        149,794
--------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                                (29,613)       (62,618)       (39,256)       (21,769)
Net Increase/(Decrease) in Fund Shares                               (14,523)         57,274        (4,829)        128,025
   Shares Outstanding, Beginning of Period                            152,403         95,129        128,025             --
--------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     137,880        152,403        123,196        128,025
--------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
   Purchases of securities                                        $ 2,679,833    $ 7,902,177    $   589,379    $ 1,360,684
   Proceeds from sales of securities                                2,887,644      5,359,297        640,846        113,860
   Purchases of long-term U.S. government obligations                      --             --             --             --
   Proceeds from sales of long-term U.S. government obligations            --             --             --             --


                                                                            Janus
For the six months ended April 30, 2001, (unaudited)                       Overseas
and for the fiscal year or period ended October 31, 2000                     Fund
(all numbers in thousands)                                            2001           2000
--------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $    22,318    $    21,853
   Net realized gain/(loss) from investment and
      foreign currency transactions                                 (356,386)      1,305,050
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency translations            (1,299,651)        240,411
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (1,633,719)      1,567,314
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                            (53,440)             --
   Dividends (in excess of net investment income)*                         --             --
   Net realized gain from investment transactions*                  (998,947)       (33,412)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (1,052,387)       (33,412)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                      2,319,979      8,509,849
   Reinvested dividends and distributions                           1,005,590         32,131
   Shares repurchased                                             (2,921,895)    (6,335,554)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               403,674      2,206,426
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (2,282,432)      3,740,328
Net Assets:
   Beginning of period                                              9,380,308      5,639,980
--------------------------------------------------------------------------------------------
   End of period                                                  $ 7,097,876    $ 9,380,308
--------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 6,675,466    $ 6,271,792
   Accumulated net investment income/(loss)*                         (29,348)          1,774
   Accumulated net realized gain/(loss) from investments*           (410,010)        945,323
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                               861,768      2,161,419
--------------------------------------------------------------------------------------------
                                                                  $ 7,097,876    $ 9,380,308
--------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                         88,803        226,071
   Reinvested distributions                                            36,916            972
--------------------------------------------------------------------------------------------
Total                                                                 125,719        227,043
--------------------------------------------------------------------------------------------
   Shares Repurchased                                               (110,867)      (169,058)
Net Increase/(Decrease) in Fund Shares                                 14,852         57,985
   Shares Outstanding, Beginning of Period                            280,502        222,517
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     295,354        280,502
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
   Purchases of securities                                        $ 2,339,316    $ 6,936,749
   Proceeds from sales of securities                                2,317,177      5,383,764
   Purchases of long-term U.S. government obligations                      --             --
   Proceeds from sales of long-term U.S. government obligations            --             --

(1)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.

* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

80  Janus Equity Funds  April 30, 2001

                                                                             Janus                           Janus
For the six months ended April 30, 2001, (unaudited)                   Special Situations               Strategic Value
and for the fiscal year or period ended October 31, 2000                      Fund                            Fund
(all numbers in thousands)                                             2001            2000            2001          2000(2)
------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $      (381)    $    (9,781)    $      5,786    $      2,698
   Net realized gain/(loss) from investment and
      foreign currency transactions                                  (126,241)         129,511       (189,148)          63,551
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency translations               (124,476)        (65,757)        (16,712)         213,057
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations      (251,098)          53,973       (200,074)         279,306
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                   --              --         (4,735)              --
   Dividends (in excess of net investment income)*                          --              --              --              --
   Net realized gain from investment transactions*                   (101,051)       (175,615)        (63,225)              --
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (101,051)       (175,615)        (67,960)              --
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                         224,075       1,209,346         495,351       3,869,868
   Reinvested dividends and distributions                               98,300         171,270          66,182              --
   Shares repurchased                                                (312,699)       (755,638)       (665,209)     (1,022,226)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                  9,676         624,978       (103,676)       2,847,642
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                (342,473)         503,336       (371,710)       3,126,948
Net Assets:
   Beginning of period                                               1,700,314       1,196,978       3,126,948              --
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $  1,357,841    $  1,700,314    $  2,755,238    $  3,126,948
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $  1,400,241    $  1,390,565    $  2,753,638    $  2,857,314
   Accumulated net investment income/(loss)*                             (381)              --           3,386           2,335
   Accumulated net realized gain/(loss) from investments*            (133,527)          93,765       (198,131)          54,242
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                                 91,508         215,984         196,345         213,057
------------------------------------------------------------------------------------------------------------------------------
                                                                  $  1,357,841    $  1,700,314    $  2,755,238    $  3,126,948
------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                          12,031          49,969          46,703         371,000
   Reinvested distributions                                              5,557           7,853           6,501              --
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   17,588          57,822          53,204         371,000
------------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                                 (17,223)        (31,737)        (64,068)        (94,083)
Net Increase/(Decrease) in Fund Shares                                     365          26,085        (10,864)         276,917
   Shares Outstanding, Beginning of Period                              78,708          52,623         276,917              --
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                       79,073          78,708         266,053         276,917
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
   Purchases of securities                                        $    816,116    $  1,385,345    $    980,116    $  4,240,961
   Proceeds from sales of securities                                   916,496         949,067       1,163,755       1,393,725
   Purchases of long-term U.S. government obligations                       --              --              --              --
   Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                             Janus                           Janus
For the six months ended April 30, 2001, (unaudited)                         Twenty                         Venture
and for the fiscal year or period ended October 31, 2000                      Fund                            Fund
(all numbers in thousands)                                             2001            2000            2001            2000
------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $     59,975    $   (44,715)    $    (1,664)    $    (8,698)
   Net realized gain/(loss) from investment and
      foreign currency transactions                                  (316,980)         837,930       (170,207)         397,648
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency translations             (9,499,058)       1,340,223       (361,671)       (322,293)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (9,756,063)       2,133,438       (533,542)          66,657
------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                                   --        (34,359)              --              --
   Dividends (in excess of net investment income)*                          --        (44,715)              --              --
   Net realized gain from investment transactions*                   (760,204)     (1,708,104)       (377,370)       (298,953)
------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                        (760,204)     (1,787,178)       (377,370)       (298,953)
------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                       1,646,668       7,280,636          46,554         343,816
   Reinvested dividends and distributions                              742,316       1,745,295         354,857         284,957
   Shares repurchased                                              (2,781,806)     (7,157,037)       (127,453)       (334,183)
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (392,822)       1,868,894         273,958         294,590
------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (10,909,089)       2,215,154       (636,954)          62,294
Net Assets:
   Beginning of period                                              31,008,266      28,793,112       1,922,649       1,860,355
------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $ 20,099,177    $ 31,008,266    $  1,285,695    $  1,922,649
------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 17,809,106    $ 18,201,928    $  1,298,795    $  1,024,837
   Accumulated net investment income/(loss)*                            59,975              --         (1,664)              --
   Accumulated net realized gain/(loss) from investments*            (317,365)         759,819       (173,212)         374,365
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                              2,547,461      12,046,519         161,776         523,447
------------------------------------------------------------------------------------------------------------------------------
                                                                  $ 20,099,177    $ 31,008,266    $  1,285,695    $  1,922,649
------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                          31,034          91,422             899           2,990
   Reinvested distributions                                             12,270          21,871           6,959           2,607
------------------------------------------------------------------------------------------------------------------------------
Total                                                                   43,304         113,293           7,858           5,597
------------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                                 (54,057)        (89,998)         (2,514)         (2,996)
Net Increase/(Decrease) in Fund Shares                                (10,753)          23,295           5,344           2,601
   Shares Outstanding, Beginning of Period                             436,285         412,990          23,337          20,736
------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      425,532         436,285          28,681          23,337
------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
   Purchases of securities                                        $  4,062,263    $ 10,580,195    $    479,863    $  1,973,365
   Proceeds from sales of securities                                 7,043,766       8,429,903         503,750       2,117,484
   Purchases of long-term U.S. government obligations                       --              --              --              --
   Proceeds from sales of long-term U.S. government obligations             --              --              --              --

                                                                             Janus
For the six months ended April 30, 2001, (unaudited)                       Worldwide
and for the fiscal year or period ended October 31, 2000                      Fund
(all numbers in thousands)                                             2001            2000
----------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                                   $     62,878    $     48,578
   Net realized gain/(loss) from investment and
      foreign currency transactions                                (1,412,867)       3,740,952
   Change in unrealized net appreciation or depreciation
      of investments and foreign currency translations             (5,553,064)         691,457
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations    (6,903,053)       4,480,987
----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                            (216,418)        (11,268)
   Dividends (in excess of net investment income)*                          --              --
   Net realized gain from investment transactions*                 (3,433,186)       (546,250)
----------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                      (3,649,604)       (557,518)
----------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                                       2,603,394      19,694,228
   Reinvested dividends and distributions                            3,556,157         542,885
   Shares repurchased                                              (5,199,744)    (10,476,660)
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                959,807       9,760,453
----------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                              (9,592,850)      13,683,922
Net Assets:
   Beginning of period                                              37,775,243      24,091,321
----------------------------------------------------------------------------------------------
   End of period                                                  $ 28,182,393    $ 37,775,243
----------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*                       $ 26,635,348    $ 25,675,541
   Accumulated net investment income/(loss)*                         (136,501)          17,039
   Accumulated net realized gain/(loss) from investments*          (1,605,309)       3,240,744
   Unrealized appreciation/(depreciation) of investments
      and foreign currency translations                              3,288,855       8,841,919
----------------------------------------------------------------------------------------------
                                                                  $ 28,182,393    $ 37,775,243
----------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                                          46,371         253,875
   Reinvested distributions                                             60,335           7,675
----------------------------------------------------------------------------------------------
Total                                                                  106,706         261,550
----------------------------------------------------------------------------------------------
   Shares Repurchased                                                 (94,081)       (136,824)
Net Increase/(Decrease) in Fund Shares                                  12,625         124,726
   Shares Outstanding, Beginning of Period                             533,968         409,242
----------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                      546,593         533,968
----------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
  (excluding short-term securities):
   Purchases of securities                                        $ 11,621,720    $ 29,298,203
   Proceeds from sales of securities                                13,856,178      19,797,076
   Purchases of long-term U.S. government obligations                       --              --
   Proceeds from sales of long-term U.S. government obligations             --              --

(2)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  81

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                           Janus Fund
and through each fiscal year ended October 31         2001          2000          1999          1998          1997          1996

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     44.00   $     42.78   $     27.97   $     29.36   $     26.65   $     23.37
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                         (.02)            --            --         (.02)           .15           .31
   Net gains on securities
      (both realized and unrealized)                   (8.74)          6.44         15.63          3.70          5.69          4.23
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                       (8.76)          6.44         15.63          3.68          5.84          4.54
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  --            --            --         (.23)         (.21)         (.13)
   Distributions (from capital gains)                  (4.39)        (5.22)         (.82)        (4.84)        (2.92)        (1.13)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (4.39)        (5.22)         (.82)        (5.07)        (3.13)        (1.26)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     30.85   $     44.00   $     42.78   $     27.97   $     29.36   $     26.65
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (21.06)%        15.60%        56.75%        15.12%        24.18%        20.31%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $35,204,655   $46,467,747   $35,834,730   $20,721,262   $19,029,334   $15,313,180
Average Net Assets for the Period (in thousands)  $38,494,479   $45,103,049   $28,993,305   $20,777,322   $17,515,216   $13,753,157
Ratio of Gross Expenses to Average Net Assets**(1)      0.84%         0.85%         0.85%         0.87%         0.87%         0.86%
Ratio of Net Expenses to Average Net Assets**(1)        0.83%         0.84%         0.84%         0.86%         0.86%         0.85%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                     (0.12)%       (0.19)%       (0.14)%           --          0.85%         0.91%
Portfolio Turnover Rate**                                 49%           65%           63%           70%          132%          104%

For a share outstanding during the                                 Janus Fund 2
period ended April 30, 2001 (unaudited)                               2001(2)

-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $     10.00
-------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              --
   Net gains on securities (both realized and unrealized)                 (.35)
-------------------------------------------------------------------------------
Total from Investment Operations                                          (.35)
-------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                    --
   Distributions (from capital gains)                                        --
-------------------------------------------------------------------------------
Total Distributions                                                          --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $      9.65
-------------------------------------------------------------------------------
Total Return*                                                           (3.50)%
-------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   538,796
Average Net Assets for the Period (in thousands)                    $   457,138
Ratio of Gross Expenses to Average Net Assets**(1)                        1.06%
Ratio of Net Expenses to Average Net Assets**(1)                          1.04%
Ratio of Net Investment Income/(Loss) to Average Net Assets**             0.15%
Portfolio Turnover Rate**                                                  289%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 29, 2000 (inception) to April 30, 2001.
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

82  Janus Equity Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                      Janus Balanced Fund
and through each fiscal year ended October 31           2001         2000         1999         1998         1997         1996

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    22.83   $    21.79   $    17.22   $    16.73   $    15.20   $    13.72
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                    .31          .61          .42          .33          .36          .33
   Net gains on securities
      (both realized and unrealized)                     (1.21)         1.33         4.69         2.00         2.88         2.22
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                          (.90)         1.94         5.11         2.33         3.24         2.55
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                 (.35)        (.58)        (.43)        (.35)        (.36)        (.26)
   Distributions (from capital gains)                    (1.03)        (.32)        (.11)       (1.49)       (1.35)        (.81)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.38)        (.90)        (.54)       (1.84)       (1.71)       (1.07)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    20.55   $    22.83   $    21.79   $    17.22   $    16.73   $    15.20
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                           (4.02)%        8.93%       29.89%       15.48%       23.38%       19.39%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $4,721,239   $4,773,381   $2,929,769   $  830,049   $  360,159   $  207,044
Average Net Assets for the Period (in thousands)     $4,721,817   $4,072,183   $1,953,809   $  536,524   $  283,220   $  158,607
Ratio of Gross Expenses to Average Net Assets**(1)        0.85%        0.87%        0.92%        1.03%        1.12%        1.23%
Ratio of Net Expenses to Average Net Assets**(1)          0.83%        0.85%        0.91%        1.01%        1.10%        1.21%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                         2.92%        2.92%        2.37%        2.34%        2.63%        2.35%
Portfolio Turnover Rate**                                  124%          87%          64%          73%         139%         151%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                     Janus Enterprise Fund
and through each fiscal year ended October 31           2001         2000         1999         1998         1997         1996

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    68.41   $    58.64   $    32.33   $    30.86   $    31.19   $    27.14
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           (.14)           --           --           --           --           --
   Net gains on securities
      (both realized and unrealized)                    (27.14)        13.10        30.61         3.43          .95         5.85
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (27.28)        13.10        30.61         3.43          .95         5.85
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    --           --           --           --           --           --
   Distributions (from capital gains)                        --           --       (4.30)       (1.96)       (1.28)       (1.80)
   Distributions (in excess of capital gains)                --       (3.33)           --           --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          --       (3.33)       (4.30)       (1.96)       (1.28)       (1.80)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    41.13   $    68.41   $    58.64   $    32.33   $    30.86   $    31.19
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                          (39.88)%       22.29%      104.09%       11.79%        3.31%       22.43%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $4,688,914   $8,084,564   $2,329,698   $  558,999   $  551,828   $  732,003
Average Net Assets for the Period (in thousands)     $5,813,551   $7,265,824   $1,126,839   $  551,467   $  613,784   $  596,313
Ratio of Gross Expenses to Average Net Assets**(1)        0.91%        0.90%        0.98%        1.08%        1.07%        1.14%
Ratio of Net Expenses to Average Net Assets**(1)          0.89%        0.88%        0.95%        1.06%        1.04%        1.12%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       (0.53)%      (0.65)%      (0.67)%      (0.67)%      (0.61)%      (0.78)%
Portfolio Turnover Rate**                                   76%          80%          98%         134%         111%          93%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  83

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                      Janus Equity Income Fund
and through each fiscal year or period ended October 31    2001         2000         1999         1998         1997       1996(2)

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    24.25   $    22.57   $    15.59   $    13.98   $    11.29   $    10.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                       .10          .15          .14          .05          .09          .07
   Net gains on securities
      (both realized and unrealized)                        (2.00)         2.25         7.17         2.47         3.11         1.25
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (1.90)         2.40         7.31         2.52         3.20         1.32
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    (.11)        (.14)        (.15)        (.03)        (.12)        (.03)
   Distributions (from capital gains)                       (2.53)        (.58)        (.18)        (.88)        (.39)           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (2.64)        (.72)        (.33)        (.91)        (.51)        (.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    19.71   $    24.25   $    22.57   $    15.59   $    13.98   $    11.29
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                              (8.18)%       10.65%       47.22%       19.21%       29.46%       13.20%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $  885,500   $1,026,503   $  781,319   $  200,782   $   74,325   $   30,429
Average Net Assets for the Period (in thousands)        $  925,512   $1,019,261   $  571,009   $  133,613   $   46,054   $   21,424
Ratio of Gross Expenses to Average Net Assets**(1)           0.93%        0.95%        1.02%        1.21%        1.48%        1.79%
Ratio of Net Expenses to Average Net Assets**(1)             0.91%        0.93%        1.01%        1.18%        1.45%        1.71%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                            0.94%        0.65%        0.81%        0.41%        0.62%        3.09%
Portfolio Turnover Rate**                                     116%         116%          81%         101%         180%         325%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                Janus Global Life Sciences Fund
and through each fiscal year or period ended October 31    2001         2000        1999(3)

--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    22.41   $    11.97   $    10.00
--------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     (.03)          .02           --
   Net gains on securities
      (both realized and unrealized)                        (5.41)        10.42         1.97
--------------------------------------------------------------------------------------------
Total from Investment Operations                            (5.44)        10.44         1.97
--------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    (.02)           --           --
   Distributions (from capital gains)                           --           --           --
--------------------------------------------------------------------------------------------
Total Distributions                                          (.02)           --           --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    16.95   $    22.41   $    11.97
--------------------------------------------------------------------------------------------
Total Return*                                             (24.30)%       87.22%       19.70%
--------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $2,681,166   $4,267,458   $  344,436
Average Net Assets for the Period (in thousands)        $3,328,843   $2,987,158   $  227,552
Ratio of Gross Expenses to Average Net Assets**(1)           0.94%        0.97%        1.21%
Ratio of Net Expenses to Average Net Assets**(1)             0.92%        0.94%        1.19%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                          (0.26)%        0.14%      (0.41)%
Portfolio Turnover Rate**                                      98%         147%         235%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from June 28, 1996 (inception) to October 31, 1996.
(3)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

84  Janus Equity Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                 Janus Global Technology Fund
and through each fiscal year or period ended October 31    2001         2000        1999(2)

--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    27.44   $    20.95   $    10.00
--------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                        --        (.02)           --
   Net gains on securities
      (both realized and unrealized)                       (10.82)         6.71        10.95
--------------------------------------------------------------------------------------------
Total from Investment Operations                           (10.82)         6.69        10.95
--------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    (.33)        (.02)           --
   Distributions (from capital gains)                           --           --           --
   Distributions (in excess of capital gains)                   --        (.18)           --
--------------------------------------------------------------------------------------------
Total Distributions                                          (.33)        (.20)           --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    16.29   $    27.44   $    20.95
--------------------------------------------------------------------------------------------
Total Return*                                             (39.76)%       31.99%      109.40%
--------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $3,845,160   $7,564,492   $3,334,514
Average Net Assets for the Period (in thousands)        $5,091,549   $8,883,777   $1,265,552
Ratio of Gross Expenses to Average Net Assets**(1)           0.91%        0.91%        1.04%
Ratio of Net Expenses to Average Net Assets**(1)             0.90%        0.90%        1.02%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                            0.47%        0.17%      (0.11)%
Portfolio Turnover Rate**                                      40%          47%          31%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                 Janus Growth and Income Fund
and through each fiscal year ended October 31           2001         2000         1999         1998         1997         1996

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    40.88   $    36.84   $    26.45   $    25.07   $    20.05   $    18.13
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                    .18          .18          .26          .08          .01          .16
   Net gains on securities
      (both realized and unrealized)                     (5.61)         5.84        12.27         3.72         6.98         4.01
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (5.43)         6.02        12.53         3.80         6.99         4.17
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                 (.19)        (.14)        (.27)        (.04)        (.11)        (.08)
   Distributions (from capital gains)                    (1.62)       (1.84)       (1.87)       (2.38)       (1.86)       (2.17)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (1.81)       (1.98)       (2.14)       (2.42)       (1.97)       (2.25)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    33.64   $    40.88   $    36.84   $    26.45   $    25.07   $    20.05
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                          (13.53)%       16.44%       49.59%       16.73%       37.78%       25.56%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $7,891,273   $9,305,835   $5,836,885   $2,819,079   $1,888,999   $1,033,183
Average Net Assets for the Period (in thousands)     $8,189,926   $8,594,302   $4,375,277   $2,478,899   $1,415,563   $  773,343
Ratio of Gross Expenses to Average Net Assets**(1)        0.87%        0.89%        0.92%        0.96%        0.98%        1.05%
Ratio of Net Expenses to Average Net Assets**(1)          0.86%        0.88%        0.90%        0.94%        0.96%        1.03%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                         1.00%        0.49%        0.37%        0.33%        0.30%        0.70%
Portfolio Turnover Rate**                                   56%          41%          43%          95%         127%         153%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1998 (inception) to October 31, 1999.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  85

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                       Janus Mercury Fund
and through each fiscal year ended October 31         2001          2000          1999          1998          1997          1996

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     40.59   $     35.65   $     20.77   $     18.65   $     18.20   $     17.38
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .04           .03            --         (.01)         (.01)           .14
   Net gains on securities
      (both realized and unrealized)                    (9.94)         8.18         16.89          4.07          2.82          2.74
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (9.90)         8.21         16.89          4.06          2.81          2.88
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)               (.03)            --            --            --         (.08)            --
   Dividends (in excess of net investment income)          --            --            --          (.04)           --            --
   Distributions (from capital gains)                  (4.41)        (3.27)        (2.01)        (1.90)        (2.28)        (2.06)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (4.44)        (3.27)        (2.01)        (1.94)        (2.36)        (2.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     26.25   $     40.59   $     35.65   $     20.77   $     18.65   $     18.20
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (26.24)%        22.99%        86.02%        24.75%        17.07%        18.18%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $11,440,094   $16,347,935   $ 9,059,883   $ 2,368,077   $ 1,971,049   $ 2,002,350
Average Net Assets for the Period (in thousands)  $12,787,793   $15,903,790   $ 5,258,427   $ 2,103,414   $ 2,045,901   $ 1,838,593
Ratio of Gross Expenses to Average Net Assets**(1)      0.88%         0.89%         0.93%         0.97%         0.98%         1.02%
Ratio of Net Expenses to Average Net Assets**(1)        0.87%         0.88%         0.91%         0.94%         0.96%         1.00%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       0.30%         0.08%       (0.39)%       (0.33)%         0.21%         0.45%
Portfolio Turnover Rate**                                 85%           71%           89%          105%          157%          177%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                         Janus Olympus Fund
and through each fiscal year or period ended October 31    2001         2000         1999         1998         1997        1996(2)

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    50.50   $    40.87   $    21.70   $    18.41   $    14.86   $    12.00
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                       .09          .21          .02           --          .04          .13
   Net gains on securities
      (both realized and unrealized)                       (16.50)        11.21        19.15         4.05         3.64         2.73
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           (16.41)        11.42        19.17         4.05         3.68         2.86
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    (.23)        (.01)           --           --        (.13)           --
   Dividends (in excess of net investment income)               --           --           --        (.04)           --           --
   Distributions (from capital gains)                        (.39)       (1.78)           --        (.72)           --           --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          (.62)       (1.79)           --        (.76)        (.13)           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    33.47   $    50.50   $    40.87   $    21.70   $    18.41   $    14.86
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                             (32.78)%       28.05%       88.34%       23.10%       24.98%       23.83%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $4,614,546   $7,695,784   $3,887,448   $  947,494   $  615,651   $  432,375
Average Net Assets for the Period (in thousands)        $5,720,269   $7,594,158   $2,268,894   $  774,434   $  517,424   $  276,006
Ratio of Gross Expenses to Average Net Assets**(1)           0.91%        0.91%        0.95%        1.01%        1.06%        1.17%
Ratio of Net Expenses to Average Net Assets**(1)             0.89%        0.90%        0.93%        0.98%        1.03%        1.15%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                            0.44%        0.51%        0.06%      (0.21)%        0.26%        1.64%
Portfolio Turnover Rate**                                     108%          96%          91%         123%         244%         303%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

86  Janus Equity Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)              Janus Orion Fund
and the period ended October 31                         2001        2000(2)

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $     8.81   $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                              --          .02
   Net gains/(losses) on securities
      (both realized and unrealized)                     (3.05)       (1.21)
----------------------------------------------------------------------------
Total from Investment Operations                         (3.05)       (1.19)
----------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                 (.02)           --
   Distributions (from capital gains)                        --           --
----------------------------------------------------------------------------
Total Distributions                                       (.02)           --
----------------------------------------------------------------------------
Net Asset Value, End of Period                       $     5.74   $     8.81
----------------------------------------------------------------------------
Total Return*                                          (34.65)%     (11.90)%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $  707,264   $1,127,628
Average Net Assets for the Period (in thousands)     $  866,577   $1,086,834
Ratio of Gross Expenses to Average Net Assets**(1)        1.03%        1.14%
Ratio of Net Expenses to Average Net Assets**(1)          1.01%        1.12%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       (0.10)%        0.82%
Portfolio Turnover Rate**                                  154%          35%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                      Janus Overseas Fund
and through each fiscal year ended October 31           2001         2000         1999         1998         1997         1996

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    33.44   $    25.35   $    17.95   $    17.94   $    14.81   $    11.58
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                    .09          .01           --          .08          .04          .10
   Net gains on securities
      (both realized and unrealized)                     (5.64)         8.22         7.49          .54         3.39         3.34
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                         (5.55)         8.23         7.49          .62         3.43         3.44
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                 (.20)           --        (.08)        (.10)        (.04)        (.11)
   Dividends (in excess of net investment income)            --           --        (.01)           --           --           --
   Distributions (from capital gains)                    (3.66)        (.14)           --        (.51)        (.26)        (.10)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (3.86)        (.14)        (.09)        (.61)        (.30)        (.21)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    24.03   $    33.44   $    25.35   $    17.95   $    17.94   $    14.81
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                          (17.98)%       32.59%       41.77%        3.55%       23.56%       30.19%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $7,097,876   $9,380,308   $5,639,980   $3,889,098   $3,205,197   $  772,630
Average Net Assets for the Period (in thousands)     $7,890,022   $9,862,835   $4,577,552   $3,948,710   $2,093,370   $  335,098
Ratio of Gross Expenses to Average Net Assets**(1)        0.89%        0.89%        0.92%        0.96%        1.03%        1.26%
Ratio of Net Expenses to Average Net Assets**(1)          0.87%        0.88%        0.91%        0.94%        1.01%        1.23%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                         0.57%        0.22%      (0.03)%        0.58%        0.81%        0.73%
Portfolio Turnover Rate**                                   69%          62%          92%         105%          72%          71%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  87

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                             Janus Special Situations Fund
and through each fiscal year or period ended October 31    2001         2000         1999         1998        1997(2)

----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $    21.60   $    22.75   $    14.57   $    14.08   $    10.00
----------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment loss                                          --           --           --           --           --
   Net gains on securities
      (both realized and unrealized)                        (3.11)         2.16         8.22         1.15         4.08
----------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            (3.11)         2.16         8.22         1.15         4.08
----------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                       --           --           --           --           --
   Distributions (from capital gains)                       (1.32)       (3.31)        (.04)        (.66)           --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                                         (1.32)       (3.31)        (.04)        (.66)           --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $    17.17   $    21.60   $    22.75   $    14.57   $    14.08
----------------------------------------------------------------------------------------------------------------------
Total Return*                                             (14.59)%        9.33%       56.54%        8.49%       40.80%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                $1,357,841   $1,700,314   $1,196,978   $  786,317   $  333,777
Average Net Assets for the Period (in thousands)        $1,467,033   $1,684,178   $1,000,549   $  716,123   $  168,215
Ratio of Gross Expenses to Average Net Assets**(1)           0.98%        0.96%        1.00%        1.08%        1.20%
Ratio of Net Expenses to Average Net Assets**(1)             0.95%        0.94%        0.98%        1.05%        1.18%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                          (0.05)%      (0.58)%      (0.76)%      (0.49)%      (0.08)%
Portfolio Turnover Rate**                                     112%          58%         104%         117%         146%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)         Janus Strategic Value Fund
and the period ended October 31                         2001        2000(3)

----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    11.29   $    10.00
----------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                             .02          .01
   Net gains on securities
      (both realized and unrealized)                      (.71)         1.28
----------------------------------------------------------------------------
Total from Investment Operations                          (.69)         1.29
----------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                 (.01)           --
   Distributions (from capital gains)                     (.23)           --
----------------------------------------------------------------------------
Total Distributions                                       (.24)           --
----------------------------------------------------------------------------
Net Asset Value, End of Period                       $    10.36   $    11.29
----------------------------------------------------------------------------
Total Return*                                           (6.01)%       12.90%
----------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $2,755,238   $3,126,948
Average Net Assets for the Period (in thousands)     $2,912,537   $2,840,620
Ratio of Gross Expenses to Average Net Assets**(1)        0.92%        1.02%
Ratio of Net Expenses to Average Net Assets**(1)          0.91%        0.99%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                         0.40%        0.14%
Portfolio Turnover Rate**                                   69%          72%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from December 31, 1996 (inception) to October 31, 1997.
(3)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
 * Total return not annualized for periods of less than one full year.
** Annualized for periods of less than one full year.

See Notes to Financial Statements.

88  Janus Equity Funds  April 30, 2001

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                       Janus Twenty Fund
and through each fiscal year ended October 31         2001          2000          1999          1998          1997          1996

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     71.07   $     69.72   $     42.98   $     35.16   $     31.90   $     30.12
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .14            --           .21           .12         (.09)           .37
   Net gains on securities
      (both realized and unrealized)                  (22.23)          5.62         26.97         12.26          8.85          6.68
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (22.09)          5.62         27.18         12.38          8.76          7.05
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  --         (.08)         (.14)         (.10)         (.18)            --
   Dividends (in excess of net investment income)          --         (.11)            --            --            --            --
   Distributions (from capital gains)                  (1.75)        (4.08)         (.30)        (4.46)        (5.32)        (5.27)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (1.75)        (4.27)         (.44)        (4.56)        (5.50)        (5.27)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     47.23   $     71.07   $     69.72   $     42.98   $     35.16   $     31.90
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (31.62)%         7.40%        63.51%        40.58%        31.65%        27.59%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $20,099,177   $31,008,266   $28,793,112   $11,254,870   $ 5,871,070   $ 3,937,444
Average Net Assets for the Period (in thousands)  $23,437,400   $34,528,876   $22,206,982   $ 8,025,121   $ 4,989,616   $ 3,385,561
Ratio of Gross Expenses to Average Net Assets**(1)      0.85%         0.86%         0.88%         0.91%         0.93%         0.93%
Ratio of Net Expenses to Average Net Assets**(1)        0.84%         0.85%         0.87%         0.90%         0.91%         0.92%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       0.52%       (0.13)%         0.40%         0.39%         0.33%         0.67%
Portfolio Turnover Rate**                                 41%           27%           40%           54%          123%          137%

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                      Janus Venture Fund
and through each fiscal year ended October 31           2001         2000         1999         1998         1997         1996

--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    82.39   $    89.71   $    49.81   $    58.84   $    57.16   $    59.53
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           (.06)           --           --        (.09)          .16           --
   Net gains on securities
      (both realized and unrealized)                    (21.12)         6.94        44.31          .43         6.80         5.09
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                        (21.18)         6.94        44.31          .34         6.96         5.09
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                    --           --           --           --           --        (.01)
   Dividends (in excess of net investment income)            --           --           --        (.07)           --           --
   Distributions (from capital gains)                   (16.38)      (14.26)       (4.41)       (9.30)       (5.28)       (7.45)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                     (16.38)      (14.26)       (4.41)       (9.37)       (5.28)       (7.46)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    44.83   $    82.39   $    89.71   $    49.81   $    58.84   $    57.16
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                          (28.12)%        3.79%       94.42%        1.07%       13.38%        9.28%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $1,285,695   $1,922,649   $1,860,355   $1,035,868   $1,252,341   $1,741,316
Average Net Assets for the Period (in thousands)     $1,431,679   $2,504,381   $1,350,642   $1,174,220   $1,379,145   $1,822,801
Ratio of Gross Expenses to Average Net Assets**(1)        0.88%        0.87%        0.93%        0.94%        0.94%        0.89%
Ratio of Net Expenses to Average Net Assets**(1)          0.87%        0.86%        0.92%        0.93%        0.92%        0.88%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       (0.23)%      (0.35)%      (0.55)%      (0.29)%        0.11%      (0.33)%
Portfolio Turnover Rate**                                   72%          87%         104%          90%         146%         136%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Equity Funds  April 30, 2001  89

For a share outstanding during the
six months ended April 30, 2001 (unaudited)                                      Janus Worldwide Fund
and through each fiscal year ended October 31         2001          2000          1999          1998          1997          1996

-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $     70.74   $     58.87   $     41.52   $     40.05   $     34.60   $     27.65
-----------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                           .13           .03           .02          1.26         (.08)           .49
   Net gains on securities
      (both realized and unrealized)                  (12.39)         13.15         17.51          3.01          7.73          7.79
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      (12.26)         13.18         17.53          4.27          7.65          8.28
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)               (.41)         (.03)         (.18)        (1.35)         (.15)         (.26)
   Distributions (from capital gains)                  (6.51)        (1.28)            --        (1.45)        (2.05)        (1.07)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    (6.92)        (1.31)         (.18)        (2.80)        (2.20)        (1.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $     51.56   $     70.74   $     58.87   $     41.52   $     40.05   $     34.60
-----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                        (18.57)%        22.41%        42.33%        11.40%        23.34%        31.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)          $28,182,393   $37,775,243   $24,091,321   $13,931,990   $10,358,225   $ 4,467,185
Average Net Assets for the Period (in thousands)  $31,603,907   $38,726,913   $18,892,896   $13,078,350   $ 7,783,669   $ 2,953,495
Ratio of Gross Expenses to Average Net Assets**(1)      0.87%         0.88%         0.89%         0.92%         0.97%         1.02%
Ratio of Net Expenses to Average Net Assets**(1)        0.85%         0.86%         0.88%         0.90%         0.95%         1.01%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                       0.40%         0.13%         0.07%         0.47%         0.65%         0.73%
Portfolio Turnover Rate**                                 83%           58%           68%           86%           79%           80%

(1)  See "Explanation of the Charts and Tables."
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

90  Janus Equity Funds  April 30, 2001

Notes to Schedules of Investments


*    Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.
(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects curent rate which may step up at a future date.
(ss) Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.
(pi) Security is a defaulted security with accrued interest in the amount of $1,531,743 at April 18, 2001; which was written-off.
(DELTA) Security is a defaulted security with accrued interest in the amount of $1,268,000.

Security Transactions and Related Investment Income
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Schedule of Restricted or Illiquid Securities

                                                                              Value as
                                   Acquisition   Acquisition      Fair          % of
                                      Date          Cost          Value       Net Assets
----------------------------------------------------------------------------------------
Janus Enterprise Fund
Hanover Compressor Co.               5/22/00    $ 33,112,500   $ 40,176,500      0.86%
----------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cellegy Pharmaceuticals, Inc.        7/29/99    $  4,500,000   $  3,446,400      0.13%
Cerus Corp.                          8/30/00      35,000,000     38,885,000      1.45%
Immunomedics, Inc.                   2/18/00      11,990,000      8,849,250      0.33%
NPS Pharmaceuticals, Inc.            4/19/00       7,296,660     18,363,261      0.68%
OSI Pharmaceuticals, Inc.            2/25/00      17,000,000     47,435,850      1.77%
Third Wave Technologies, Inc.        7/25/00       7,500,002      3,812,760      0.14%
Titan Pharmaceuticals, Inc.         11/15/00      34,310,000     22,292,100      0.83%
                                                               -------------------------
                                                               $143,084,621      5.33%
----------------------------------------------------------------------------------------
Janus Global Technology Fund
Yipes Communication Group, Inc.      9/19/00    $ 14,999,998   $ 14,999,998      0.39%
----------------------------------------------------------------------------------------
Janus Twenty Fund
WebMD Corp.                          1/27/00    $682,000,000   $ 95,810,000      0.48%
----------------------------------------------------------------------------------------
Janus Venture Fund
Cerus Corp.                          8/30/00    $ 25,000,000   $ 27,775,000      2.16%
Plumtree Software, Inc. - Series E   5/19/00       4,000,003      4,000,003      0.31%
                                                               -------------------------
                                                               $ 31,775,003      2.47%
----------------------------------------------------------------------------------------

The Funds have registration rights for certain restricted securities held at April 30, 2001. The issuer incurs all registration costs.

                                          Janus Equity Funds  April 30, 2001  91

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                                        Purchases                              Sales                    Realized
                                                 Shares            Cost              Shares             Cost           Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Fund
Linear Technology Corp.                           808,350   $    37,094,858                 --                --                 --
Maxim Integrated Products, Inc.                   602,185        29,935,881                 --                --                 --
Park Place Entertainment Corp.                    690,395         7,875,885            404,070   $     5,415,809    $    (1,375,244)
Symbol Technologies, Inc.(1)                      460,725        10,787,968                 --                --                 --
Time Warner Telecom, Inc. - Class A             2,950,470       179,876,639                 --                --                 --
Univision Communications, Inc. - Class A          732,805        28,226,438                 --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                            $   293,797,669                      $     5,415,809    $    (1,375,244)
------------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.(2)                                     625,000   $    30,427,575             90,155   $     6,945,510    $    (4,623,284)
Intersil Holding Corp.                            208,545         3,943,237            388,660        24,596,158        (16,234,532)
Sirius Satellite Radio, Inc.                    2,200,410        56,850,753            341,990        18,553,390        (15,616,135)
Western Wireless Corp. - Class A                       --                --                 --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
                                                            $    91,221,565                      $    50,095,058    $   (36,473,951)
------------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc.                           645,395   $    32,318,257            431,990   $    27,380,002    $   (18,882,535)
Cellegy Pharmaceuticals, Inc.                          --                --              2,000            12,500             (2,500)
Cerus Corp.                                            --                --                 --                --                 --
CIMA Labs, Inc.                                    59,065         3,695,658            352,355        14,177,791          5,823,069
Cytyc Corp.(3)                                     50,975           855,228            403,460        15,986,602          1,693,559
Data Critical Corp.                                    --                --            722,170        10,785,730         (9,150,542)
DUSA Pharmaceuticals, Inc. - New York Shares           --                --          1,068,895        30,576,283        (15,626,191)
ILEX Oncology, Inc.                                    --                --            976,550        41,089,871        (26,092,175)
Neurogen Corp.                                    105,705         3,215,691            287,585        12,714,264         (6,702,197)
Ribozyme Pharmaceuticals, Inc.                         --                --          1,514,130        38,878,851        (24,939,496)
------------------------------------------------------------------------------------------------------------------------------------
                                                            $    40,084,834                      $   191,601,894    $   (93,879,008)
------------------------------------------------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Pilgrims Pride Corp.(4)                                --                --          1,037,940   $    14,399,558    $       391,087
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund
Cambridge Antibody Technology Group PLC                --                --                 --                --                 --
Himachal Futuristic Communications, Ltd.          138,348   $       689,027                 --                --                 --
Oxford GlycoSciences PLC                               --                --                 --                --                 --
Tomra Systems A.S.A.(5)                                --                --          3,423,868   $    31,094,664    $    23,627,483
------------------------------------------------------------------------------------------------------------------------------------
                                                            $       689,027                      $    31,094,664    $    23,627,483
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                      --                --            179,900   $     1,984,477    $     3,113,573
Magnum Hunter Resources, Inc.                          --                --                 --                --                 --
SBS Broadcasting S.A                                   --                --            100,000         3,348,683           (617,494)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 $     5,333,160    $     2,496,079
------------------------------------------------------------------------------------------------------------------------------------

                                                                Dividend         Market Value
                                                                 Income           at 4/30/01
----------------------------------------------------------------------------------------------
Janus Fund
Linear Technology Corp.                                     $     1,698,597    $ 1,379,426,565
Maxim Integrated Products, Inc.                                          --      1,178,813,891
Park Place Entertainment Corp.                                           --        186,200,397
Symbol Technologies, Inc.(1)                                         92,986        453,872,003
Time Warner Telecom, Inc. - Class A                                      --        149,441,306
Univision Communications, Inc. - Class A                                 --        590,310,675
----------------------------------------------------------------------------------------------
                                                            $     1,791,583    $ 3,938,064,837
----------------------------------------------------------------------------------------------
Janus Enterprise Fund
Cree, Inc.(2)                                                            --    $    95,979,556
Intersil Holding Corp.                                                   --         95,946,401
Sirius Satellite Radio, Inc.                                             --         26,561,911
Western Wireless Corp. - Class A                                         --        158,578,455
----------------------------------------------------------------------------------------------
                                                                               $   377,066,323
----------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund
Cell Therapeutics, Inc.                                                  --    $    41,409,764
Cellegy Pharmaceuticals, Inc.                                            --          3,446,400
Cerus Corp.                                                              --         38,885,000
CIMA Labs, Inc.                                                          --         30,293,543
Cytyc Corp.(3)                                                           --         78,037,282
Data Critical Corp.                                                      --                 --
DUSA Pharmaceuticals, Inc. - New York Shares                $         1,099                 --
ILEX Oncology, Inc.                                                      --         14,642,657
Neurogen Corp.                                                           --         15,221,260
Ribozyme Pharmaceuticals, Inc.                                           --                 --
----------------------------------------------------------------------------------------------
                                                            $         1,099    $   221,935,906
----------------------------------------------------------------------------------------------
Janus Growth and Income Fund
Pilgrims Pride Corp.(4)                                                  --                 --
----------------------------------------------------------------------------------------------
Janus Overseas Fund
Cambridge Antibody Technology Group PLC                                  --    $    49,470,372
Himachal Futuristic Communications, Ltd.                                 --          5,179,540
Oxford GlycoSciences PLC                                                 --         30,980,109
Tomra Systems A.S.A.(5)                                                  --         48,894,917
----------------------------------------------------------------------------------------------
                                                                               $   134,524,938
----------------------------------------------------------------------------------------------
Janus Special Situations Fund
Bally Total Fitness Holding Corp.                                        --    $    46,790,980
Magnum Hunter Resources, Inc.                                            --         16,834,440
SBS Broadcasting S.A                                                     --         28,991,900
----------------------------------------------------------------------------------------------
                                                                         --    $    92,617,320
----------------------------------------------------------------------------------------------

(1)  Adjusted for 3-for-2 stock split 4/17/01.
(2)  Adjusted for 2-for-1 stock split 12/11/00.
(3)  Adjusted for 3-for-1 stock split 3/5/01.
(4)  Pilgrims Pride Corp. acquired WRL Foods, Inc., effective 1/29/01.
(5)  Adjusted for 2-for-1 stock split 11/22/00.

92  Janus Equity Funds  April 30, 2001

                                  Purchases                       Sales                 Realized        Dividend        Market Value
                            Shares          Cost          Shares          Cost         Gain/(Loss)       Income          at 4/30/01
------------------------------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund
SBS Broadcasting S.A             --               --       100,000   $   6,401,151   $  (3,669,962)              --    $  33,150,001
SK Corp.                         --               --            --              --              --    $   2,285,146       64,517,088
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $   6,401,151   $  (3,669,962)   $   2,285,146    $  97,667,089
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund
Aether Systems, Inc.        853,695    $  31,784,117     2,527,315   $ 363,301,295   $(328,893,325)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund
Career Education Co.(6)          --               --       136,500   $   2,007,377   $   4,819,996               --    $  17,533,380
Globix Corp.                     --               --       233,815       2,162,789        (508,092)              --        8,985,043
School Specialty, Inc.           --               --        38,045         807,262          29,576               --       21,131,786
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $   4,977,428   $   4,341,480                     $  47,650,209
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund
Assa-Abloy A.B. - Class B        --               --     3,702,518   $  29,535,663   $  31,144,173               --    $ 299,643,222
Lattice Semiconductor Co.        --               --     6,384,830     202,702,912     (71,128,030)              --               --
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $ 232,238,575   $ (39,983,857)                    $ 299,643,222
------------------------------------------------------------------------------------------------------------------------------------

(6)  Career  Education  Co.  acquired  EduTrek  International,  Inc.,  effective
     1/3/01.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                          Janus Equity Funds  April 30, 2001  93

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Seventeen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are nondiversified.

Janus Fund 2 began operations on December 29, 2000. Organization costs were borne by Janus Capital Corporation ("Janus Capital").

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

94  Janus Equity Funds  April 30, 2001

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Funds have not adopted this pronouncement. The Funds expect that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining fourteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                          Janus Equity Funds  April 30, 2001  95

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended April 30, 2001. Each Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus Fund, Janus Venture Fund, Janus Twenty Fund and Janus Overseas Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months or period ended April 30, 2001, are noted below.

                                  DST Securities, Inc.   Fund
                                     Commissions       Expense
                                        Paid*         Reduction*       DST Fees
--------------------------------------------------------------------------------
Janus Fund                           $  227,849       $  170,929      $1,885,225
Janus Fund 2                                 --               --          45,988
Janus Balanced Fund                       3,098            2,324         209,555
Janus Enterprise Fund                        --               --         735,999
Janus Equity Income Fund                    937              703         143,511
Janus Global Life Sciences Fund          25,000           18,755         522,300
Janus Global Technology Fund             10,000            7,502         780,743
Janus Growth and Income Fund              8,198            6,150         771,201
Janus Mercury Fund                        7,438            5,580       1,479,559
Janus Olympus Fund                       23,376           17,536         884,243
Janus Orion Fund                            972              729         282,975
Janus Overseas Fund                          --               --         257,728
Janus Special Situations Fund                --               --         301,535
Janus Strategic Value Fund                2,048            1,536         577,555
Janus Twenty Fund                        85,320           64,006       1,551,423
Janus Venture Fund                           --               --         164,770
Janus Worldwide Fund                     78,441           58,845       1,202,084
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

96  Janus Equity Funds  April 30, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

                                                                                                                  Net
                                  Net Capital Loss     Federal Tax        Unrealized        Unrealized       Appreciation/
                                     Carryovers            Cost          Appreciation     (Depreciation)    (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Janus Fund                                     --    $27,240,687,617   $10,022,925,555   $(1,992,625,473)   $ 8,030,300,082
Janus Fund 2                                   --        526,802,109        39,609,379       (21,005,158)        18,604,221
Janus Balanced Fund                            --      4,672,803,178       225,469,908      (150,222,897)        75,247,011
Janus Enterprise Fund             $ (541,775,967)      5,595,752,880       422,811,175    (1,342,462,076)     (919,650,901)
Janus Equity Income Fund                       --        836,058,855        83,234,609       (38,618,171)        44,616,438
Janus Global Life Sciences Fund     (427,133,674)      2,557,871,559       335,957,990      (178,044,886)       157,913,104
Janus Global Technology Fund        (177,487,516)      3,620,727,578       675,209,314      (478,452,753)       196,756,561
Janus Growth and Income Fund                   --      7,032,350,471     1,282,078,781      (420,346,951)       861,731,830
Janus Mercury Fund                             --     11,978,497,463     1,414,775,845    (1,994,270,918)     (579,495,073)
Janus Olympus Fund                             --      4,206,982,780       714,460,324      (312,612,632)       401,847,692
Janus Orion Fund                     (15,331,202)        802,995,530        24,821,548      (114,504,520)      (89,682,972)
Janus Overseas Fund                            --      6,290,868,151     1,427,708,977      (653,064,832)       774,644,145
Janus Special Situations Fund                  --      1,284,280,437       221,155,913      (139,103,350)        82,052,563
Janus Strategic Value Fund                     --      2,582,838,113       452,406,004      (269,855,967)       182,550,037
Janus Twenty Fund                              --     17,695,118,937     5,550,854,363    (3,075,089,875)     2,475,764,488
Janus Venture Fund                             --      1,125,593,686       331,065,592      (171,166,752)       159,898,840
Janus Worldwide Fund                           --     24,974,294,853     4,812,187,223    (1,818,764,741)     2,993,422,482
----------------------------------------------------------------------------------------------------------------------------

                                          Janus Equity Funds  April 30, 2001  97

Explanation of Charts and Tables

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following  the  performance   overview   section  is  each  Fund's  Schedule  of
Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period.

98  Janus Equity Funds  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                          Janus Equity Funds  April 30, 2001  99

Notes

100  Janus Equity Funds  April 30, 2001

Notes

                                         Janus Equity Funds  April 30, 2001  101

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                       [LOGO] Janus

                              www.janus.com

                              100 Fillmore Street
                              Denver, CO 80206
                              1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                     LFREQ-06/01